UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Wells Fargo Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: The following 9 series of Wells Fargo Variable Trust have a December 31 fiscal year end: Wells Fargo Advantage VT Discovery Fund, Wells Fargo Advantage VT Index Asset Allocation Fund, Wells Fargo Advantage VT International Equity Fund, Wells Fargo Advantage VT Intrinsic Value Fund, Wells Fargo Advantage VT Omega Growth Fund, Wells Fargo Advantage VT Opportunity Fund, Wells Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Small Cap Value Fund, and Wells Fargo Advantage VT Total Return Bond Fund.

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage VT Discovery FundSM

Annual Report

December 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Discovery Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Discovery Fund for the 12-month period that ended December 31, 2014. Improving U.S. economic data and strong corporate earnings helped drive positive returns for U.S. stocks overall in 2014. In contrast, many economies and markets elsewhere in the world faced significant ongoing challenges during the period.

2014’s fitful start gave way to a rally that carried through the second quarter of 2014.

Following a difficult first quarter for the U.S. economy—when unusually harsh weather kept consumers at home, disrupted business activities, and ultimately drove a 2.1% contraction in real gross domestic product (GDP)—the second quarter of 2014 brought warmer temperatures, and the U.S. economy picked up steam. Investors were heartened by encouraging economic data, driving stocks higher. In Europe, signs of economic improvement faded when GDP stagnated during the second quarter. Although select peripheral countries, such as Spain and Portugal, provided bright spots, some of Europe’s larger economies were pressured by weak economic growth and potential deflation. European stock returns generally were positive but lackluster.

U.S. Federal Reserve (Fed) officials continued winding down their bond-buying program during the second quarter, leaving it on pace to end in 2014. They also revisited the question of when to begin raising short-term interest rates from near zero and released new projections showing rates rising more than previously expected in 2015 and 2016; however, they slightly reduced their projections for rates over the longer term. The markets took this information in stride, with both U.S. stocks and bonds rallying.

Positive U.S. economic data—but increased tensions abroad—led to heightened volatility in the third quarter of 2014.

The third quarter brought a series of stock market surges that were interrupted by bouts of volatility as interest-rate concerns in the U.S. and increased tensions abroad triggered heightened investor uncertainty. In July, an escalating Russia/Ukraine situation and a growing perception that the Fed would raise short-term interest rates sooner than expected caused investors to pull back toward month-end; as a result, the S&P 500 Index1 dropped into negative territory for its overall monthly return. However, August brought a bounce-back—the S&P 500 Index delivered its largest monthly gain since February 2014 on a string of positive economic news, led by an upwardly revised 4.2% estimate of second-quarter 2014 GDP growth. Then, in September, stock market volatility rose as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East. Signs of slowing growth in Europe and China also concerned investors. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by another upward revision of second-quarter GDP growth (to 4.6%). Strong corporate earnings also contributed to market gains, with a large number of U.S. companies exceeding consensus estimates for both revenues and earnings per share.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Discovery Fund	3

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged.

Strong fourth-quarter results by the U.S. stock market helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following Fed Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive data reflecting an economy continuing to strengthen. November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand, keeping U.S. employers on pace to hire nearly three million workers during 2014—the most since 1999. In addition, the U.S. economy’s third-quarter growth rate was revised upward during the quarter, to 5.0%—its fastest pace in 11 years. Meanwhile, U.S. companies continued to report strong earnings during the quarter, providing an additional catalyst for stocks. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. During the fourth quarter, gasoline prices fell to their lowest levels in five years, according to the American Automobile Association.

As the U.S. churned forward, major economies elsewhere in the world faced significant ongoing challenges. Growth in China continued to slow, Japan remained in a recession that had begun the previous quarter, and Russia’s economy contracted for the first time since 2009 as the country struggled under the weight of slumping oil prices, international sanctions, and massive outflows of capital. In the eurozone, growth remained sluggish as member countries faced an environment of low demand, high unemployment, and weak business investment.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Strong fourth-quarter results by the U.S. stock market helped the S&P 500 Index deliver more than 50 record closes in 2014.

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

4	Wells Fargo Advantage VT Discovery Fund	Performance highlights (unaudited)

The Fund is currently closed to new insurance companies1.

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Chris Warner, CFA

Average annual total returns (%) as of December 31, 2014

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 2	5-8-1992	0.36	18.26	10.61	1.16	1.15
Russell 2500TM Growth Index[4]	–	7.05	17.27	9.37	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Discovery Fund	5

Growth of $10,000 investment[5] as of December 31, 2014

1.	Please see the Fund’s current Statement of Additional Information for further details.

2.	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through April 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2500TM Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage VT Discovery Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund lagged its benchmark, the Russell 2500 Growth Index, for the 12-month period that ended December 31, 2014.

■	Positioning in the information technology (IT) and industrials sectors was the most significant challenge to relative performance; effective stock selection in the health care sector contributed positively to the Fund’s results.

Overall, 2014 was a good year for the U.S. economy and stock market.

Encouraging U.S. economic data, coupled with strong corporate earnings, drove positive U.S. stock returns for 2014 as measured by the S&P 500 Index6. U.S. stocks (led by larger caps) outperformed most international markets for the year despite near-constant market volatility driven by a series of geopolitical and macroeconomic issues, such as the potential for a U.S. interest-rate increase earlier than many investors had anticipated and the situation in Ukraine. The heightened uncertainty drove stock investors to at times seek the perceived safety of larger-cap stocks with lower relative valuations and higher dividend yields. This investor trend was especially evident during the two-month period from early March through early May 2014 when higher-valuation, higher-growth companies significantly underperformed slower-growing companies.

Ten largest equity holdings[7] (%) as of December 31, 2014
SBA Communications Corporation Class A	2.33
Wabtec Corporation	2.14
LKQ Corporation	2.09
Old Dominion Freight Line Incorporated	2.00
CoStar Group Incorporated	1.93
Polaris Industries Incorporated	1.87
SEI Investments Company	1.84
Cooper Companies Incorporated	1.78
Cinemark Holdings Incorporated	1.73
Carlisle Companies Incorporated	1.68

Portfolio construction is focused on three types of growth companies.

We believe that, in any market environment, a portfolio’s construction must balance risk and return. We strive to provide this balance through a portfolio composed of three distinct types of growth companies. Core growth holdings (typically 40%–50% of assets) are companies that we believe have stable growth records, proven management teams, and relatively low volatility. Developing situations (typically 40%–50% of assets) are firms we believe are entering a period of accelerated growth driven by a new product, business plan, or management team. The remainder of the portfolio (typically 5%–10% of assets) is dedicated to valuation opportunities—holdings we believe carry above-average growth potential and relatively high volatility. Our conviction level drives each stock’s relative weight in the portfolio. This direct relationship helps us position our highest-conviction ideas to potentially make a significant impact on performance.

Positioning in the IT and industrials sectors challenged the Fund’s relative performance.

Positioning in the IT sector hindered performance. As investors shed higher-valuation stocks early in 2014, IT holdings suffered because the innovation implicit in these stocks often drives premium valuations. Cornerstone OnDemand Incorporated, a provider of talent and management software, declined after the company reported lower sales and earnings than expected. However, the revenue shortfall was due to timing rather than weakness in the core business; fundamentals remained strong, and the company’s revenue per user continued to grow along with the average number of products per client. ChannelAdvisor Corporation*, which works with small businesses to aggregate products on multiple online channels, also was pressured. Although the company beat guidance on all metrics, its shares declined in April 2014 when high-valuation stocks were out of favor.

Railroad company Kansas City Southern declined after the company’s results fell short of expectations. The company’s rail network was strategically positioned to participate in increasing trade between the U.S. and Mexico. However, regulatory concerns threatened the company’s exclusivity agreements within Mexico, and Kansas City Southern’s shares declined. With the increased uncertainty, we sold the position, consistent with our investment process. DigitalGlobe Incorporated, which provides satellite imagery to governments and private businesses, declined after geopolitical and currency factors hurt sales. Despite our expectations that the company would experience accelerating free cash flow in coming years, the timing of this acceleration became less clear; we sold the position, consistent with our investment process.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Discovery Fund	7

Holdings in the health care sector contributed positively to results.

Within the health care sector, we tend to focus on two types of firms: those offering product-specific innovations capable of improving patient outcomes and those providing technology and infrastructure to improve the efficiency of health care systems. Biotechnology holdings, which represent our innovation theme, contributed positively to Fund performance in 2014. Shares of Puma Biotechnology Incorporated rose following the announcement of positive phase III data for the company’s breast cancer drug, Neratinib. Contact lens manufacturer The Cooper Companies Incorporated also benefited performance; the firm enjoys a strong market share and is a leader in the move toward daily silicone hydrogel lenses.

Sector distribution[8] as of December 31, 2014

We look forward to 2015.

As 2014 ended, the U.S. economy clearly was moving forward. We believe falling gas prices, a healthier job market, stable home values, and a stronger U.S. dollar could lead U.S. consumers to increase spending in 2015, which could initiate a cycle of rising business investment. However, we are not certain the U.S. economy is ready to shift into high gear. Global deflation, the impact of a rising U.S. dollar on international economies, and the recent collapse in commodity prices are major unresolved concerns that may hamper the U.S. economy in 2015.

Despite the Fund’s relative underperformance in 2014, we remain committed to our investment process. Many

Fund holdings have continued to benefit from consolidation, have expanded capacity, and have taken market share. We have strong conviction in these holdings, and we believe a catalyst may eventually emerge that will lead investors to increasingly recognize the attractive valuations of high-growth companies and more consistently reward those offering strong, sustainable growth.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2014	Ending account value 12-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class 2
Actual	$1,000.00	$1,016.26	$5.79	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Discovery Fund	9

Security name	Shares	Value

Common Stocks: 99.21%

Consumer Discretionary: 21.52%

Auto Components: 1.20%
Gentherm Incorporated †	45,469	$1,665,075

Distributors: 2.09%
LKQ Corporation †	103,124	2,899,847

Diversified Consumer Services: 1.49%
Bright Horizons Family Solutions Incorporated †	43,900	2,063,739

Hotels, Restaurants & Leisure: 3.58%
Domino’s Pizza Incorporated	24,700	2,325,999
Extended Stay America Incorporated	50,550	976,121
Krispy Kreme Doughnuts Incorporated †	84,100	1,660,134

		4,962,254

Internet & Catalog Retail: 1.87%
MakeMyTrip Limited †	52,214	1,357,042
Vipshop Holdings Limited ADS †	63,019	1,231,391

		2,588,433

Leisure Products: 1.87%
Polaris Industries Incorporated	17,130	2,590,741

Media: 1.73%
Cinemark Holdings Incorporated	67,200	2,390,976

Specialty Retail: 3.70%
Advance Auto Parts Incorporated	10,089	1,606,976
Lithia Motors Incorporated Class A	19,200	1,664,448
Restoration Hardware Holdings Incorporated †«	19,345	1,857,313

		5,128,737

Textiles, Apparel & Luxury Goods: 3.99%
Carter’s Incorporated	26,000	2,270,060
Kate Spade & Company †	53,102	1,699,795
Under Armour Incorporated Class A †	22,800	1,548,120

		5,517,975

Consumer Staples: 1.23%

Beverages: 1.23%
Constellation Brands Incorporated Class A †	17,400	1,708,158

Energy: 2.73%

Oil, Gas & Consumable Fuels: 2.73%
Delek US Holdings Incorporated	32,600	889,328
Diamondback Energy Incorporated †	30,400	1,817,312

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Discovery Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Rice Energy Incorporated †	26,800	$561,996
Sanchez Energy Corporation †«	55,222	513,012

		3,781,648

Financials: 5.75%

Banks: 1.24%
Texas Capital Bancshares Incorporated †	31,624	1,718,132

Capital Markets: 4.22%
Affiliated Managers Group Incorporated †	8,600	1,825,264
Raymond James Financial Incorporated	25,500	1,460,895
SEI Investments Company	63,700	2,550,548

		5,836,707

Insurance: 0.17%
eHealth Incorporated †	9,370	233,500

REITs: 0.12%
OUTFRONT Media Incorporated	6,355	170,568

Health Care: 19.72%

Biotechnology: 8.39%
Alkermes plc †	38,800	2,272,128
Alnylam Pharmaceuticals Incorporated †	15,500	1,503,500
AMAG Pharmaceuticals Incorporated †	18,900	805,518
BioMarin Pharmaceutical Incorporated †	17,067	1,542,857
bluebird bio Incorporated †	8,300	761,276
Cepheid Incorporated †	36,465	1,974,215
Novavax Incorporated †«	166,934	989,919
NPS Pharmaceuticals Incorporated †	22,855	817,523
Puma Biotechnology Incorporated †	5,000	946,350

		11,613,286

Health Care Equipment & Supplies: 4.33%
Cooper Companies Incorporated	15,200	2,463,768
DexCom Incorporated †	27,381	1,507,324
IDEXX Laboratories Incorporated †	13,700	2,031,299

		6,002,391

Health Care Providers & Services: 3.83%
Community Health Systems Incorporated †	26,400	1,423,488
Envision Healthcare Holdings Incorporated †	56,858	1,972,404
VCA Antech Incorporated †	39,200	1,911,784

		5,307,676

Health Care Technology: 1.33%
athenahealth Incorporated †«	12,600	1,835,820

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Discovery Fund	11

Security name	Shares	Value

Pharmaceuticals: 1.84%
GW Pharmaceuticals plc ADR †«	6,900	$466,992
Jazz Pharmaceuticals plc †	12,700	2,079,371

		2,546,363

Industrials: 21.54%

Aerospace & Defense: 1.54%
TASER International Incorporated †«	80,800	2,139,584

Airlines: 1.67%
Spirit Airlines Incorporated †	30,700	2,320,306

Construction & Engineering: 0.81%
Quanta Services Incorporated †	39,400	1,118,566

Electrical Equipment: 2.93%
Acuity Brands Incorporated	15,300	2,143,071
Sensata Technologies Holding NV †	36,468	1,911,288

		4,054,359

Industrial Conglomerates: 1.68%
Carlisle Companies Incorporated	25,857	2,333,336

Machinery: 7.25%
Allison Transmission Holdings Incorporated	52,600	1,783,140
Graco Incorporated	22,267	1,785,368
Proto Labs Incorporated †«	22,900	1,537,964
Snap-on Incorporated	14,372	1,965,227
Wabtec Corporation	34,100	2,962,949

		10,034,648

Professional Services: 1.20%
IHS Incorporated Class A †	14,544	1,656,271

Road & Rail: 3.36%
Old Dominion Freight Line Incorporated †	35,700	2,771,748
Swift Transportation Company †	65,598	1,878,071

		4,649,819

Trading Companies & Distributors: 1.10%
United Rentals Incorporated †	14,900	1,519,949

Information Technology: 21.60%

Communications Equipment: 1.63%
Palo Alto Networks Incorporated †	18,359	2,250,263

Electronic Equipment, Instruments & Components: 2.67%
Cognex Corporation †	49,800	2,058,234
FEI Company	18,200	1,644,370

		3,702,604

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Discovery Fund	Portfolio of investments—December 31, 2014

Security name		Shares	Value

Internet Software & Services: 6.08%
Cornerstone OnDemand Incorporated †«		46,800	$1,647,360
CoStar Group Incorporated †		14,579	2,677,142
HomeAway Incorporated †		31,066	925,145
Shutterstock Incorporated †		25,783	1,781,605
Yelp Incorporated †		25,418	1,391,127

			8,422,379

IT Services: 2.60%
Euronet Worldwide Incorporated †		26,085	1,432,067
Vantiv Incorporated Class A †		63,953	2,169,286

			3,601,353

Semiconductors & Semiconductor Equipment: 0.89%
Veeco Instruments Incorporated †		35,500	1,238,240

Software: 5.66%
Fleetmatics Group plc †«		43,204	1,533,310
Guidewire Software Incorporated †		38,100	1,929,003
ServiceNow Incorporated †		31,729	2,152,813
Solera Holdings Incorporated		10,138	518,863
Tableau Software Incorporated Class A †		20,092	1,702,998

			7,836,987

Technology Hardware, Storage & Peripherals: 2.07%
Nimble Storage Incorporated †«		62,800	1,727,000
Stratasys Limited †«		13,728	1,140,934

			2,867,934

Materials: 2.79%

Chemicals: 2.79%
Axalta Coating Systems Limited †		64,683	1,683,052
W.R. Grace & Company †		22,900	2,184,431

			3,867,483

Telecommunication Services: 2.33%

Wireless Telecommunication Services: 2.33%
SBA Communications Corporation Class A †		29,084	3,221,343

Total Common Stocks (Cost $115,804,855)			137,397,450

	Yield
Short-Term Investments: 8.42%

Investment Companies: 8.42%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	10,468,150	10,468,150
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08	1,194,308	1,194,308

Total Short-Term Investments (Cost $11,662,458)			11,662,458

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Discovery Fund	13

		Value

Total investments in securities (Cost $127,467,313) *	107.63%	$149,059,908
Other assets and liabilities, net	(7.63)	(10,570,340)

Total net assets	100.00%	$138,489,568

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $127,745,689 and unrealized gains (losses) consists of:

Gross unrealized gains	$25,578,594
Gross unrealized losses	(4,264,375)

Net unrealized gains	$21,314,219

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Discovery Fund	Statement of assets and liabilities—December 31, 2014

Assets
Investments
In unaffiliated securities (including $10,165,592 of securities loaned), at value (cost $115,804,855)	$137,397,450
In affiliated securities, at value (cost $11,662,458)	11,662,458

Total investments, at value (cost $127,467,313)	149,059,908
Cash	70,056
Receivable for investments sold	1,122,946
Receivable for Fund shares sold	122,775
Receivable for dividends	20,584
Receivable for securities lending income	4,876
Prepaid expenses and other assets	8,409

Total assets	150,409,554

Liabilities
Payable for investments purchased	1,241,328
Payable for Fund shares redeemed	33,821
Payable upon receipt of securities loaned	10,468,150
Advisory fee payable	84,984
Distribution fee payable	30,352
Administration fee payable	15,783
Accrued expenses and other liabilities	45,568

Total liabilities	11,919,986

Total net assets	$138,489,568

NET ASSETS CONSIST OF
Paid-in capital	$96,841,335
Accumulated net realized gains on investments	20,055,638
Net unrealized gains on investments	21,592,595

Total net assets	$138,489,568

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 2	$138,489,568
Shares outstanding – Class 2[1]	4,509,794
Net asset value per share – Class 2	$30.71

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2014	Wells Fargo Advantage VT Discovery Fund	15

Investment income
Dividends (net of foreign withholding taxes of $1,029)	$615,671
Securities lending income, net	45,869
Income from affiliated securities	1,331

Total investment income	662,871

Expenses
Advisory fee	1,012,831
Administration fee	188,097
Distribution fee
Class 2	361,725
Custody and accounting fees	23,794
Professional fees	37,135
Shareholder report expenses	14,674
Trustees’ fees and expenses	10,588
Other fees and expenses	4,510

Total expenses	1,653,354
Less: Fee waivers and/or expense reimbursements	(14)

Net expenses	1,653,340

Net investment loss	(990,469)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	20,144,541
Net change in unrealized gains (losses) on investments	(19,385,645)

Net realized and unrealized gains (losses) on investments	758,896

Net decrease in net assets resulting from operations	$(231,573)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Discovery Fund	Statement of changes in net assets

	Year ended December 31, 2014		Year ended December 31, 2013

Operations
Net investment loss		$(990,469)		$(756,248)
Net realized gains on investments		20,144,541		20,431,198
Net change in unrealized gains (losses) on investments		(19,385,645)		28,686,095

Net increase (decrease) in net assets resulting from operations		(231,573)		48,361,045

Distributions to shareholders from
Net investment income – Class 2		0		(9,591)
Net realized gains – Class 2		(18,974,676)		(3,722,690)

Total distributions to shareholders		(18,974,676)		(3,732,281)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	363,614	11,794,023	727,800	22,421,892
Reinvestment of distributions – Class 2	644,301	18,974,676	121,930	3,732,281
Payment for shares redeemed – Class 2	(999,205)	(31,523,941)	(779,470)	(23,790,323)

Net increase (decrease) in net assets resulting from capital share transactions		(755,242)		2,363,850

Total increase (decrease) in net assets		(19,961,491)		46,992,614

Net assets
Beginning of period		158,451,059		111,458,445

End of period		$138,489,568		$158,451,059

Accumulated net investment loss		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Discovery Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$35.20	$25.16	$21.37	$21.28	$15.70
Net investment loss	(0.22)	(0.17)	(0.01)	(0.18)	(0.13)
Net realized and unrealized gains (losses) on investments	0.16	11.06	3.80	0.27	5.71

Total from investment operations	(0.06)	10.89	3.79	0.09	5.58
Distributions to shareholders from
Net investment income	0.00	(0.00)[2]	0.00	0.00	0.00
Net realized gains	(4.43)	(0.85)	0.00	0.00	0.00

Total distributions to shareholders	(4.43)	(0.85)	0.00	0.00	0.00
Net asset value, end of period	$30.71	$35.20	$25.16	$21.37	$21.28
Total return	0.36%	43.80%	17.74%	0.42%	35.54%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.16%	1.21%	1.18%	1.26%
Net expenses	1.14%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.68)%	(0.56)%	(0.03)%	(0.75)%	(0.71)%
Supplemental data
Portfolio turnover rate	79%	88%	98%	113%	101%
Net assets, end of period (000s omitted)	$138,490	$158,451	$111,458	$98,099	$110,755

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

2.	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Discovery Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in FASB Accounting Standards Codification 946. These financial statements report on the Wells Fargo Advantage VT Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”).

Notes to financial statements	Wells Fargo Advantage VT Discovery Fund	19

The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At December 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss
$(990,469)	$990,469

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	Wells Fargo Advantage VT Discovery Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$29,807,777	$0	$0	$29,807,777
Consumer staples	1,708,158	0	0	1,708,158
Energy	3,781,648	0	0	3,781,648
Financials	7,958,907	0	0	7,958,907
Health care	27,305,536	0	0	27,305,536
Industrials	29,826,838	0	0	29,826,838
Information technology	29,919,760	0	0	29,919,760
Materials	3,867,483	0	0	3,867,483
Telecommunication services	3,221,343	0	0	3,221,343

Short-term investments
Investment companies	1,194,308	10,468,150	0	11,662,458
Total assets	$138,591,758	$10,468,150	$0	$149,059,908

Transfers in and transfers out are recognized at the end of the reporting period. At December 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.70% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended December 31, 2014, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fee

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual administration fee starting at 0.13% and declining to 0.11% as the average daily net assets of the Fund increase.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Wells Fargo Advantage VT Discovery Fund	21

Distribution fee

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of its average daily net assets.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2014 were $113,859,299 and $131,296,454, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2014, the Fund paid $226 in commitment fees.

For the year ended December 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	Year ended December 31
	2014	2013
Ordinary income	$ 6,355,354	$ 9,591
Long-term capital gain	12,619,322	3,722,690

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$20,334,014	$21,314,219

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

22	Wells Fargo Advantage VT Discovery Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Discovery Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Discovery Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

Other information (unaudited)	Wells Fargo Advantage VT Discovery Fund	23

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 8.75% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $12,619,322 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Advantage VT Discovery Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Discovery Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. retired as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

26	Wells Fargo Advantage VT Discovery Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

230411 02-15 AVT1/AR147 12-14

Wells Fargo Advantage

VT Index Asset Allocation Fund

Annual Report

December 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Index Asset Allocation Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

U.S. equity and fixed-income investments delivered positive returns amid strengthening economic trends, improving employment data, and continued low interest rates.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Index Asset Allocation Fund for the 12-month period that ended December 31, 2014. U.S. equity and fixed-income investments delivered positive returns amid strengthening economic trends, improving employment data, and continued low interest rates. International investments did not fare as well. Overseas investment markets struggled to perform well in U.S. dollar terms, in part, due to substantial strengthening of the dollar in comparison with other currencies.

U.S stocks and bonds gained on positive economic news and continued U.S. Federal Reserve (Fed) accommodation.

U.S. stocks, as measured by the S&P 500 Index1, recorded positive returns for the third consecutive year, gaining 13.7%. U.S. stocks overcame a sluggish start to 2014 that many attributed to a harsh winter. The Barclay’s U.S. Aggregate Bond Index2 returned almost 6.0% for the year. U.S. bonds benefited as money flowed to domestic credit markets in pursuit of higher yields.

Data indicated that the U.S. economic recovery was strengthening. Department of Labor reports showed that the unemployment rate declined from 6.7% in December 2013 to 5.6% by the end of 2014. In addition, gross domestic product (GDP) growth rates increased throughout the year. The Commerce Department reported that the economy grew at 5.0% on an annualized basis in the third quarter, compared with a 4.5% growth rate in the second quarter.

The Federal Open Market Committee (FOMC), which is the Fed’s monetary policymaking body, kept its key interest rate near zero. The FOMC, which began to reduce (or taper) its bond-buying program by $10 billion per month in January 2014, completed the tapering in October. Some anticipated this action would lead to broadly higher interest rates. While some shorter-term interest rates increased, the U.S. Treasury yield curve flattened because longer-term interest rates declined. After the FOMC’s December meeting, Fed Chair Janet Yellen said the Fed will be patient on the timing of interest-rate increases, which encouraged investors to expect that the continued low-interest-rate policy would benefit equities heading into 2015.

A stronger dollar, growing geopolitical tensions, and slowing growth restrained international markets.

The climate for international investing was less favorable. The return for the MSCI All Country World Index (ex USA)3 was -3.9%. The Barclays Global Aggregate ex-U.S. Dollar Bond Index4 was down 3.1%. Even investors in international markets who earned positive returns in local currency terms saw their returns for the year turn negative upon translation into U.S. dollars because the dollar strengthened substantially.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

3.	The MSCI All Country World Index (ex USA) includes large-, mid-, small-, and micro-cap segments for all developed markets countries in the index together with large-, mid-, and small-cap segments for the emerging markets countries. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4.	The Barclays Global Aggregate ex-U.S. Dollar Bond Index tracks an international basket of government, corporate, agency, and mortgage-related bonds. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	3

Geopolitical tensions also restrained investor sentiment in international markets. Internal strife in Syria, the pursuit of Islamic militants by the U.S. in Syria and Iraq, and the ongoing confrontation between Russia and Ukraine were among the most notable conflicts. As the year closed, elections in Greece and Japan reflected internal concerns in those countries over government economic policies.

Many investors were encouraged by indications from central banks in Japan, Europe, and China that they would initiate more accommodative monetary policies in response to economic slowdowns, similar to those employed by the Fed in the U.S. Nevertheless, the potential effects of declining energy prices on countries that depend on oil and gas revenues to support their government programs and national economies continue to engender uncertainty.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Many investors were encouraged by indications from central banks in Japan, Europe, and China that they would initiate more accommodative monetary policies in response to economic slowdowns, similar to those employed by the Fed in the U.S.

Notice to shareholders

At a meeting held on February 18-19, 2015, the Board of Trustees of the Fund approved the following changes to the Fund’s principal investment strategy:

■	Currently, under normal circumstances, the Fund invests at least 80% of its net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and the Barclays 20+ Treasury Index. As of April 1, 2015, the underlying fixed income index that the fixed income sleeve seeks to replicate will change to the Barclays Treasury Index.

■	In addition, the potential use of futures will be expanded to allow the Fund’s portfolio managers to make adjustments to the duration of the Fund’s fixed income sleeve.

4	Wells Fargo Advantage VT Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA, FRM

Christian L. Chan, CFA

Average annual total returns (%) as of December 31, 2014

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	4-15-1994	18.06	14.00	7.16	1.11	1.00
Index Asset Allocation Composite Index[3]	–	19.20	14.27	8.36	–	–
Barclays U.S. Treasury 20+ Year Index[4]	–	27.48	10.69	7.74	–	–
S&P 500 Index[5]	–	13.69	15.45	7.67	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	5

Growth of $10,000 investment[6] as of December 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

2.	The Adviser has committed through April 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	Source: Wells Fargo Funds Management, LLC. The Index Asset Allocation Composite Index is weighted 40% in the Barclays U.S. Treasury 20+ Year Index and 60% in the S&P 500 Index. You cannot invest directly in an index.

4.	The Barclays U.S. Treasury 20+ Year Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The chart compares the performance of Class 2 shares for the most recent ten years with the Index Asset Allocation Composite Index, the Barclays U.S. Treasury 20+ Year Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

7.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Neutral target allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on our Tactical Asset Allocation (TAA) Model as of the date specified and is subject to change.

9.	Equity sector distribution is subject to change and is calculated based on the total long-term equity investments of the Fund.

6	Wells Fargo Advantage VT Index Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Index Asset Allocation Composite Index and the Barclays U.S. Treasury 20+ Year Index but outperformed the S&P 500 Index for the 12-month period that ended December 31, 2014.

■	For the 12-month period, the S&P 500 Index rose by 13.7% while the Barclays U.S. Treasury 20+ Year Index gained 27.5%.

■	The Fund’s tactical asset allocation shifts between stocks and bonds contributed positively to the performance of the Fund during the period as the portfolio management team dynamically adjusted the Fund’s exposure to stocks and bonds in response to varying market conditions. Meanwhile, a higher allocation to cash toward the end of the year detracted slightly from performance.

Despite several turbulent periods, markets trended higher in 2014.

Equity markets rose sharply during the 12-month period, as strengthening economic conditions in the U.S. offset worries about weaker growth and deflationary pressures overseas. Better-than-expected employment data, coupled with exceptionally strong third-quarter gross domestic product growth, boosted sentiment among investors. As of year-end, the unemployment rate hovered near levels not seen since before the 2007–2008 financial crisis, while consumer confidence reached seven-year highs. Weaker economic growth overseas, however, led to several bouts of heightened volatility as fears of a global slowdown mounted. While stronger growth allowed the U.S. Federal Reserve to end its monthly bond-buying program, foreign central banks were forced to maintain accommodative policies in order to stimulate their respective economies. The divergent growth trajectories between the U.S. and its major trading partners led to a sharp rise in the value of the U.S. dollar, which reached multiyear highs compared with other developed markets currencies in 2014. Another factor that led to periods of volatility during the year was the price of oil, which tumbled by almost 50% in the second half of the year. Subdued growth in Europe and Japan, along with plunging oil prices, drove yields on government bonds globally to near-historic lows. Consequently, bond prices rallied sharply during the period.

Ten largest holdings[7] (%) as of December 31, 2014
U.S. Treasury Bond, 4.38%, 5-15-2040	2.79
U.S. Treasury Bond, 3.75%, 8-15-2041	2.77
U.S. Treasury Bond, 4.25%, 11-15-2040	2.71
U.S. Treasury Bond, 4.63%, 2-15-2040	2.63
U.S. Treasury Bond, 4.38%, 11-15-2039	2.47
U.S. Treasury Bond, 3.88%, 8-15-2040	2.28
U.S. Treasury Bond, 4.38%, 5-15-2041	2.28
U.S. Treasury Bond, 4.75%, 2-15-2041	2.11
Apple Incorporated	2.09
U.S. Treasury Bond, 3.13%, 11-15-2041	2.03

The tactical shifts between stocks and bonds contributed positively to performance for the 12-month period that ended December 31, 2014.

The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Barclays U.S. Treasury 20+ Year Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of year-end, the Fund had an effective target allocation of 67% stocks, 26% bonds, and 7% cash. Because of price fluctuations, the Fund’s actual allocation on a particular day may have differed slightly from the target allocation.

The Fund underperformed the Index Asset Allocation Composite Index due to a higher relative allocation to cash during the fourth quarter. The Fund increased its cash allocation in order to manage potential risks associated with a possible increase in interest rates. Rates did not increase during the quarter. The higher cash allocation caused a drag on the Fund’s performance during the period, as U.S. Treasury bonds with longer maturities rallied. During the period, the Fund employed a Tactical Asset Allocation (TAA) Model, which seeks to enhance returns by shifting the effective allocations based on the relative attractiveness of stocks and bonds. The allocation changes are implemented as an overlay with liquid futures contracts. While the S&P 500 Index futures contracts underperformed the U.S. Treasury bond futures contracts for the year, the adjustments in weightings made by the portfolio management team during the year managed to turn a potential negative into a positive: The net impact of the tactical futures overlay was positive.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	7

Neutral target allocation[8] as of December 31, 2014

Current target allocation[8] as of December 31, 2014

Equity sector distribution[9] as of December 31, 2014

The TAA Model continued to favor stocks relative to bonds at the close of the period.

The TAA Model is a relative-value model, measuring the expected returns on stocks versus the expected returns on bonds. Given historically low yields on U.S. Treasury securities, the model continued to favor stocks at the close of the period. In addition, the portfolio management team may also consider other factors, such as monetary policy, growth prospects, valuations, and market sentiment.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2014	Ending account value 12-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class 2
Actual	$1,000.00	$1,083.34	$5.20	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Index Asset Allocation Fund	9

Security name	Shares	Value

Common Stocks: 58.99%

Consumer Discretionary: 7.15%

Auto Components: 0.24%
BorgWarner Incorporated	677	$37,201
Delphi Automotive plc	882	64,139
Johnson Controls Incorporated	1,985	95,955
The Goodyear Tire & Rubber Company	818	23,370

		220,665

Automobiles: 0.39%
Ford Motor Company	11,471	177,801
General Motors Company	4,022	140,408
Harley-Davidson Incorporated	638	42,051

		360,260

Distributors: 0.05%
Genuine Parts Company	455	48,489

Diversified Consumer Services: 0.03%
H&R Block Incorporated	820	27,618

Hotels, Restaurants & Leisure: 0.97%
Carnival Corporation	1,342	60,833
Chipotle Mexican Grill Incorporated †	92	62,975
Darden Restaurants Incorporated	395	23,159
Marriott International Incorporated Class A	633	49,393
McDonald’s Corporation	2,900	271,730
Royal Caribbean Cruises Limited	497	40,968
Starbucks Corporation	2,230	182,972
Starwood Hotels & Resorts Worldwide Incorporated	531	43,048
Wyndham Worldwide Corporation	367	31,474
Wynn Resorts Limited	242	36,000
Yum! Brands Incorporated	1,304	94,996

		897,548

Household Durables: 0.25%
D.R. Horton Incorporated	988	24,987
Garmin Limited	359	18,966
Harman International Industries Incorporated	204	21,769
Leggett & Platt Incorporated	410	17,470
Lennar Corporation	531	23,794
Mohawk Industries Incorporated †	184	28,586
Newell Rubbermaid Incorporated	808	30,777
Pulte Homes Incorporated	994	21,331
Whirlpool Corporation	232	44,948

		232,628

Internet & Catalog Retail: 0.69%
Amazon.com Incorporated †	1,131	351,006

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Internet & Catalog Retail (continued)
Expedia Incorporated	294	$25,096
Netflix Incorporated †	179	61,148
The Priceline Group Incorporated †	155	176,733
TripAdvisor Incorporated †	332	24,787

		638,770

Leisure Products: 0.05%
Hasbro Incorporated	337	18,532
Mattel Incorporated	1,009	31,224

		49,756

Media: 2.10%
Cablevision Systems Corporation New York Group Class A	652	13,457
CBS Corporation Class B	1,421	78,638
Comcast Corporation Class A	7,678	445,401
DIRECTV Group Incorporated †	1,496	129,703
Discovery Communications Incorporated Class A	442	15,227
Discovery Communications Incorporated Class C †	814	27,448
Gannett Company Incorporated	672	21,457
Interpublic Group of Companies Incorporated	1,247	25,900
News Corporation Class A †	1,486	23,315
Omnicom Group Incorporated	739	57,250
Scripps Networks Interactive Incorporated	302	22,732
The Walt Disney Company	4,649	437,889
Time Warner Cable Incorporated	836	127,122
Time Warner Incorporated	2,499	213,465
Twenty-First Century Fox Incorporated	5,526	212,226
Viacom Incorporated Class B	1,100	82,775

		1,934,005

Multiline Retail: 0.45%
Dollar General Corporation †	904	63,913
Dollar Tree Incorporated †	612	43,073
Family Dollar Stores Incorporated	286	22,654
Kohl’s Corporation	601	36,685
Macy’s Incorporated	1,029	67,657
Nordstrom Incorporated	419	33,264
Target Corporation	1,898	144,077

		411,323

Specialty Retail: 1.42%
AutoNation Incorporated †	222	13,411
AutoZone Incorporated †	95	58,815
Bed Bath & Beyond Incorporated †	552	42,046
Best Buy Company Incorporated	867	33,796
CarMax Incorporated †	641	42,678
GameStop Corporation Class A «	323	10,917
Gap Incorporated	795	33,477
L Brands Incorporated	733	63,441

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Index Asset Allocation Fund	11

Security name	Shares	Value

Specialty Retail (continued)
Lowe’s Companies Incorporated	2,899	$199,451
O’Reilly Automotive Incorporated †	302	58,171
PetSmart Incorporated	296	24,063
Ross Stores Incorporated	624	58,818
Staples Incorporated	1,906	34,537
The Home Depot Incorporated	3,928	412,322
Tiffany & Company	335	35,798
TJX Companies Incorporated	2,052	140,726
Tractor Supply Company	405	31,922
Urban Outfitters Incorporated †	298	10,469

		1,304,858

Textiles, Apparel & Luxury Goods: 0.51%
Coach Incorporated	821	30,837
Fossil Group Incorporated †	133	14,728
Michael Kors Holdings Limited †	613	46,036
Nike Incorporated Class B	2,080	199,992
PVH Corporation	245	31,402
Ralph Lauren Corporation	180	33,329
Under Armour Incorporated Class A †	496	33,678
VF Corporation	1,029	77,072

		467,074

Consumer Staples: 5.78%

Beverages: 1.26%
Brown-Forman Corporation Class B	466	40,933
Coca-Cola Enterprises Incorporated	662	29,274
Constellation Brands Incorporated Class A †	500	49,085
Dr Pepper Snapple Group Incorporated	578	41,431
Molson Coors Brewing Company	474	35,322
Monster Beverage Corporation †	429	46,482
PepsiCo Incorporated	4,460	421,738
The Coca-Cola Company	11,749	496,043

		1,160,308

Food & Staples Retailing: 1.47%
Costco Wholesale Corporation	1,305	184,984
CVS Health Corporation	3,417	329,091
Safeway Incorporated	687	24,127
Sysco Corporation	1,752	69,537
The Kroger Company	1,463	93,939
Wal-Mart Stores Incorporated	4,707	404,237
Walgreens Boots Alliance Incorporated	2,592	197,510
Whole Foods Market Incorporated	1,071	54,000

		1,357,425

Food Products: 0.95%
Archer Daniels Midland Company	1,918	99,736

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Food Products (continued)
Campbell Soup Company	534	$23,496
ConAgra Foods Incorporated	1,266	45,930
General Mills Incorporated	1,799	95,941
Hormel Foods Corporation	400	20,840
JM Smucker Company	303	30,597
Kellogg Company	751	49,145
Keurig Green Mountain Incorporated	362	47,927
Kraft Foods Group Incorporated	1,755	109,968
McCormick & Company Incorporated	385	28,606
Mead Johnson Nutrition Company	601	60,425
Mondelez International Incorporated Class A	5,007	181,879
The Hershey Company	440	45,729
Tyson Foods Incorporated Class A	873	34,999

		875,218

Household Products: 1.17%
Clorox Company	386	40,225
Colgate-Palmolive Company	2,553	176,642
Kimberly-Clark Corporation	1,109	128,134
The Procter & Gamble Company	8,053	733,548

		1,078,549

Personal Products: 0.07%
Avon Products Incorporated	1,295	12,160
Estee Lauder Companies Incorporated Class A	667	50,825

		62,985

Tobacco: 0.86%
Altria Group Incorporated	5,891	290,250
Lorillard Incorporated	1,072	67,472
Philip Morris International	4,630	377,114
Reynolds American Incorporated	918	59,000

		793,836

Energy: 4.98%

Energy Equipment & Services: 0.80%
Baker Hughes Incorporated	1,288	72,218
Cameron International Corporation †	588	29,371
Diamond Offshore Drilling Incorporated «	200	7,342
Ensco plc Class A	698	20,905
FMC Technologies Incorporated †	697	32,647
Halliburton Company	2,526	99,348
Helmerich & Payne Incorporated	323	21,777
Nabors Industries Limited	862	11,189
National Oilwell Varco Incorporated	1,283	84,075
Noble Corporation plc	751	12,444
Schlumberger Limited	3,835	327,547
Transocean Limited «	1,014	18,587

		737,450

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Index Asset Allocation Fund	13

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 4.18%
Anadarko Petroleum Corporation	1,508	$124,410
Apache Corporation	1,121	70,253
Cabot Oil & Gas Corporation	1,231	36,450
Chesapeake Energy Corporation	1,545	30,236
Chevron Corporation	5,634	632,022
Cimarex Energy Company	260	27,560
ConocoPhillips Company	3,668	253,312
CONSOL Energy Incorporated	686	23,194
Denbury Resources Incorporated	1,050	8,537
Devon Energy Corporation	1,146	70,147
EOG Resources Incorporated	1,633	150,350
EQT Corporation	451	34,141
Exxon Mobil Corporation	12,620	1,166,719
Hess Corporation	757	55,882
Kinder Morgan Incorporated	5,064	214,258
Marathon Oil Corporation	2,011	56,891
Marathon Petroleum Corporation	835	75,367
Murphy Oil Corporation	497	25,108
Newfield Exploration Company †	409	11,092
Noble Energy Incorporated	1,073	50,892
Occidental Petroleum Corporation	2,311	186,290
ONEOK Incorporated	620	30,870
Phillips 66	1,650	118,305
Pioneer Natural Resources Company	443	65,941
QEP Resources Incorporated	494	9,989
Range Resources Corporation	502	26,832
Southwestern Energy Company †	1,052	28,709
Spectra Energy Corporation	1,999	72,564
Tesoro Corporation	376	27,956
The Williams Companies Incorporated	2,004	90,060
Valero Energy Corporation	1,553	76,874

		3,851,211

Financials: 9.82%

Banks: 3.58%
Bank of America Corporation	31,345	560,762
Branch Banking & Trust Corporation	2,146	83,458
Citigroup Incorporated	9,029	488,559
Comerica Incorporated	535	25,059
Fifth Third Bancorp	2,455	50,021
Huntington Bancshares Incorporated	2,427	25,532
JPMorgan Chase & Company	11,141	697,204
KeyCorp	2,582	35,890
M&T Bank Corporation	393	49,369
PNC Financial Services Group Incorporated	1,568	143,049
Regions Financial Corporation	4,102	43,317
SunTrust Banks Incorporated	1,553	65,071
US Bancorp	5,332	239,673
Wells Fargo & Company (l)	14,070	771,317
Zions Bancorporation	604	17,220

		3,295,501

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Capital Markets: 1.36%
Affiliated Managers Group Incorporated †	165	$35,020
Ameriprise Financial Incorporated	549	72,605
Bank of New York Mellon Corporation	3,354	136,072
BlackRock Incorporated	380	135,873
Charles Schwab Corporation	3,425	103,401
E*TRADE Financial Corporation †	860	20,859
Franklin Resources Incorporated	1,169	64,728
Goldman Sachs Group Incorporated	1,207	233,953
Invesco Limited	1,284	50,744
Legg Mason Incorporated	299	15,958
Morgan Stanley	4,550	176,540
Northern Trust Corporation	659	44,417
State Street Corporation	1,244	97,654
T. Rowe Price Group Incorporated	773	66,370

		1,254,194

Consumer Finance: 0.54%
American Express Company	2,652	246,742
Capital One Financial Corporation	1,657	136,785
Discover Financial Services	1,351	88,477
Navient Corporation	1,222	26,407

		498,411

Diversified Financial Services: 1.23%
Berkshire Hathaway Incorporated Class B †	5,435	816,065
CME Group Incorporated	943	83,597
IntercontinentalExchange Group Incorporated	336	73,681
Leucadia National Corporation	944	21,164
McGraw Hill Financial Incorporated	809	71,985
Moody’s Corporation	547	52,408
The NASDAQ OMX Group Incorporated	349	16,738

		1,135,638

Insurance: 1.65%
ACE Limited	988	113,501
AFLAC Incorporated	1,341	81,922
Allstate Corporation	1,250	87,813
American International Group Incorporated	4,172	233,674
Aon plc	850	80,606
Assurant Incorporated	209	14,302
Chubb Corporation	703	72,739
Cincinnati Financial Corporation	438	22,702
Genworth Financial Incorporated †	1,479	12,572
Lincoln National Corporation	774	44,637
Loews Corporation	892	37,482
Marsh & McLennan Companies Incorporated	1,611	92,214
MetLife Incorporated	3,385	183,095
Principal Financial Group Incorporated	814	42,279
Prudential Financial Incorporated	1,364	123,387

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Index Asset Allocation Fund	15

Security name	Shares	Value

Insurance (continued)
The Hartford Financial Services Group Incorporated	1,285	$53,572
The Progressive Corporation	1,594	43,022
The Travelers Companies Incorporated	987	104,474
Torchmark Corporation	383	20,747
UnumProvident Corporation	751	26,195
XL Group plc	769	26,431

		1,517,366

Real Estate Management & Development: 0.03%
CBRE Group Incorporated †	833	28,530

REITs: 1.40%
American Tower Corporation	1,181	116,742
Apartment Investment & Management Company Class A	435	16,160
AvalonBay Communities Incorporated	393	64,212
Boston Properties Incorporated	456	58,683
Crown Castle International Corporation	994	78,228
Equity Residential	1,079	77,515
Essex Property Trust Incorporated	191	39,461
General Growth Properties Incorporated	1,870	52,603
HCP Incorporated	1,368	60,233
Health Care REIT Incorporated	976	73,854
Host Hotels & Resorts Incorporated	2,257	53,649
Iron Mountain Incorporated	555	21,456
Kimco Realty Corporation	1,226	30,822
Plum Creek Timber Company	524	22,422
Prologis Incorporated	1,489	64,072
Public Storage Incorporated	432	79,855
Simon Property Group Incorporated	926	168,634
The Macerich Company	419	34,949
Ventas Incorporated	877	62,881
Vornado Realty Trust	520	61,209
Weyerhaeuser Company	1,562	56,060

		1,293,700

Thrifts & Mortgage Finance: 0.03%
Hudson City Bancorp Incorporated	1,433	14,502
People’s United Financial Incorporated	917	13,920

		28,422

Health Care: 8.39%

Biotechnology: 1.71%
Alexion Pharmaceuticals Incorporated †	590	109,168
Amgen Incorporated	2,267	361,110
Biogen Idec Incorporated †	704	238,973
Celgene Corporation †	2,380	266,227
Gilead Sciences Incorporated †	4,496	423,793
Regeneron Pharmaceuticals Incorporated †	221	90,665
Vertex Pharmaceuticals Incorporated †	717	85,180

		1,575,116

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Health Care Equipment & Supplies: 1.32%
Abbott Laboratories	4,488	$202,050
Baxter International Incorporated	1,615	118,363
Becton Dickinson & Company	571	79,460
Boston Scientific Corporation †	3,953	52,377
C.R. Bard Incorporated	223	37,156
CareFusion Corporation †	607	36,019
Covidien plc	1,349	137,976
DENTSPLY International Incorporated	421	22,427
Edwards Lifesciences Corporation †	319	40,634
Intuitive Surgical Incorporated †	107	56,597
Medtronic Incorporated	2,933	211,763
St. Jude Medical Incorporated	852	55,406
Stryker Corporation	891	84,048
Varian Medical Systems Incorporated †	298	25,780
Zimmer Holdings Incorporated	504	57,164

		1,217,220

Health Care Providers & Services: 1.35%
Aetna Incorporated	1,047	93,005
AmerisourceBergen Corporation	618	55,719
Anthem Incorporated	804	101,039
Cardinal Health Incorporated	986	79,600
Cigna Corporation	779	80,167
DaVita HealthCare Partners Incorporated †	512	38,779
Express Scripts Holding Company †	2,187	185,173
Humana Incorporated	456	65,495
Laboratory Corporation of America Holdings †	252	27,191
McKesson Corporation	691	143,438
Patterson Companies Incorporated	255	12,266
Quest Diagnostics Incorporated	431	28,903
Tenet Healthcare Corporation †	293	14,846
UnitedHealth Group Incorporated	2,860	289,117
Universal Health Services Incorporated Class B	271	30,151

		1,244,889

Health Care Technology: 0.07%
Cerner Corporation †	905	58,517

Life Sciences Tools & Services: 0.25%
Agilent Technologies Incorporated	994	40,694
PerkinElmer Incorporated	336	14,693
Thermo Fisher Scientific Incorporated	1,192	149,346
Waters Corporation †	248	27,955

		232,688

Pharmaceuticals: 3.69%
AbbVie Incorporated	4,748	310,709
Actavis plc †	790	203,354
Allergan Incorporated	887	188,567

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Index Asset Allocation Fund	17

Security name	Shares	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Company	4,944	$291,844
Eli Lilly & Company	2,919	201,382
Hospira Incorporated †	504	30,870
Johnson & Johnson	8,342	872,323
Mallinckrodt plc †	346	34,264
Merck & Company Incorporated	8,497	482,545
Mylan Laboratories Incorporated †	1,115	62,853
Perrigo Company plc	419	70,040
Pfizer Incorporated	18,779	584,966
Zoetis Incorporated	1,494	64,287

		3,398,004

Industrials: 6.14%

Aerospace & Defense: 1.58%
General Dynamics Corporation	938	129,088
Honeywell International Incorporated	2,333	233,113
L-3 Communications Holdings Incorporated	254	32,057
Lockheed Martin Corporation	800	154,056
Northrop Grumman Corporation	601	88,581
Precision Castparts Corporation	425	102,374
Raytheon Company	919	99,408
Rockwell Collins Incorporated	396	33,454
Textron Incorporated	823	34,657
The Boeing Company	1,975	256,711
United Technologies Corporation	2,527	290,605

		1,454,104

Air Freight & Logistics: 0.46%
C.H. Robinson Worldwide Incorporated	435	32,577
Expeditors International of Washington Incorporated	575	25,651
FedEx Corporation	785	136,323
United Parcel Service Incorporated Class B	2,077	230,900

		425,451

Airlines: 0.23%
Delta Air Lines Incorporated	2,495	122,729
Southwest Airlines Company	2,022	85,571

		208,300

Building Products: 0.05%
Allegion plc	285	15,806
Masco Corporation	1,061	26,737

		42,543

Commercial Services & Supplies: 0.26%
Cintas Corporation	289	22,669
Pitney Bowes Incorporated	598	14,573
Republic Services Incorporated	752	30,268
Stericycle Incorporated †	253	33,163
The ADT Corporation	519	18,803

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Commercial Services & Supplies (continued)
Tyco International plc	1,247	$54,693
Waste Management Incorporated	1,269	65,125

		239,294

Construction & Engineering: 0.07%
Fluor Corporation	465	28,193
Jacobs Engineering Group Incorporated †	389	17,384
Quanta Services Incorporated †	648	18,397

		63,974

Electrical Equipment: 0.33%
AMETEK Incorporated	733	38,578
Eaton Corporation plc	1,414	96,095
Emerson Electric Company	2,067	127,596
Rockwell Automation Incorporated	404	44,925

		307,194

Industrial Conglomerates: 1.38%
3M Company	1,909	313,687
Danaher Corporation	1,822	156,164
General Electric Company	29,932	756,382
Roper Industries Incorporated	299	46,749

		1,272,982

Machinery: 0.91%
Caterpillar Incorporated	1,804	165,120
Cummins Incorporated	506	72,950
Deere & Company	1,068	94,486
Dover Corporation	492	35,286
Flowserve Corporation	406	24,291
Illinois Tool Works Incorporated	1,071	101,424
Ingersoll-Rand plc	791	50,141
Joy Global Incorporated	292	13,584
Paccar Incorporated	1,054	71,683
Pall Corporation	317	32,084
Parker Hannifin Corporation	443	57,125
Pentair plc	556	36,930
Snap-on Incorporated	172	23,519
Stanley Black & Decker Incorporated	466	44,773
Xylem Incorporated	541	20,596

		843,992

Professional Services: 0.12%
Dun & Bradstreet Corporation	106	12,822
Equifax Incorporated	359	29,032
Nielsen Holdings NV	965	43,164
Robert Half International Incorporated	405	23,644

		108,662

Road & Rail: 0.63%
CSX Corporation	2,967	107,494

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Index Asset Allocation Fund	19

Security name	Shares	Value

Road & Rail (continued)
Kansas City Southern	329	$40,148
Norfolk Southern Corporation	922	101,060
Ryder System Incorporated	157	14,577
Union Pacific Corporation	2,650	315,695

		578,974

Trading Companies & Distributors: 0.12%
Fastenal Company	813	38,666
United Rentals Incorporated †	297	30,297
W.W. Grainger Incorporated	180	45,880

		114,843

Information Technology: 11.60%

Communications Equipment: 0.99%
Cisco Systems Incorporated	15,242	423,956
F5 Networks Incorporated †	220	28,702
Harris Corporation	312	22,408
Juniper Networks Incorporated	1,147	25,601
Motorola Solutions Incorporated	630	42,260
QUALCOMM Incorporated	4,955	368,305

		911,232

Electronic Equipment, Instruments & Components: 0.25%
Amphenol Corporation Class A	922	49,613
Corning Incorporated	3,820	87,593
FLIR Systems Incorporated	420	13,570
TE Connectivity Limited	1,211	76,596

		227,372

Internet Software & Services: 1.91%
Akamai Technologies Incorporated †	530	33,369
eBay Incorporated †	3,369	189,068
Facebook Incorporated Class A †	6,232	486,221
Google Incorporated Class A †	849	450,530
Google Incorporated Class C †	848	446,387
VeriSign Incorporated †	325	18,525
Yahoo! Incorporated †	2,626	132,639

		1,756,739

IT Services: 1.95%
Accenture plc	1,870	167,010
Alliance Data Systems Corporation †	190	54,350
Automatic Data Processing Incorporated	1,436	119,719
Cognizant Technology Solutions Corporation Class A †	1,815	95,578
Computer Sciences Corporation	418	26,355
Fidelity National Information Services Incorporated	845	52,559
Fiserv Incorporated †	727	51,595
International Business Machines Corporation	2,743	440,087
MasterCard Incorporated Class A	2,920	251,587
Paychex Incorporated	973	44,923

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

IT Services (continued)
Teradata Corporation †	456	$19,918
The Western Union Company	1,557	27,886
Total System Services Incorporated	492	16,708
Visa Incorporated Class A	1,455	381,501
Xerox Corporation	3,198	44,324

		1,794,100

Semiconductors & Semiconductor Equipment: 1.44%
Altera Corporation	908	33,542
Analog Devices Incorporated	927	51,467
Applied Materials Incorporated	3,631	90,485
Avago Technologies Limited	754	75,845
Broadcom Corporation Class A	1,606	69,588
First Solar Incorporated †	224	9,989
Intel Corporation	14,411	522,975
KLA-Tencor Corporation	490	34,457
Lam Research Corporation	473	37,528
Linear Technology Corporation	711	32,422
Microchip Technology Incorporated «	598	26,976
Micron Technology Incorporated †	3,199	111,997
NVIDIA Corporation	1,538	30,837
Texas Instruments Incorporated	3,148	168,308
Xilinx Incorporated	788	34,113

		1,330,529

Software: 2.27%
Adobe Systems Incorporated †	1,411	102,580
Autodesk Incorporated †	677	40,661
CA Incorporated	954	29,049
Citrix Systems Incorporated †	479	30,560
Electronic Arts Incorporated †	926	43,536
Intuit Incorporated	851	78,454
Microsoft Corporation	24,568	1,141,184
Oracle Corporation	9,641	433,556
Red Hat Incorporated †	559	38,649
Salesforce.com Incorporated †	1,749	103,733
Symantec Corporation	2,057	52,772

		2,094,734

Technology Hardware, Storage & Peripherals: 2.79%
Apple Incorporated	17,480	1,929,442
EMC Corporation	6,064	180,343
Hewlett-Packard Company	5,562	223,203
NetApp Incorporated	928	38,466
SanDisk Corporation	657	64,373
Seagate Technology plc	975	64,838
Western Digital Corporation	650	71,955

		2,572,620

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Index Asset Allocation Fund	21

Security name	Shares	Value

Materials: 1.87%

Chemicals: 1.41%
Air Products & Chemicals Incorporated	572	$82,500
Airgas Incorporated	200	23,036
CF Industries Holdings Incorporated	147	40,063
Dow Chemical Company	3,301	150,559
E.I. du Pont de Nemours & Company	2,700	199,638
Eastman Chemical Company	442	33,530
Ecolab Incorporated	805	84,139
FMC Corporation	397	22,641
International Flavors & Fragrances Incorporated	242	24,529
LyondellBasell Industries NV Class A	1,238	98,285
Monsanto Company	1,442	172,276
Mosaic Company	940	42,911
PPG Industries Incorporated	409	94,540
Praxair Incorporated	868	112,458
Sigma-Aldrich Corporation	355	48,731
The Sherwin-Williams Company	243	63,919

		1,293,755

Construction Materials: 0.05%
Martin Marietta Materials Incorporated	185	20,409
Vulcan Materials Company	392	25,766

		46,175

Containers & Packaging: 0.11%
Avery Dennison Corporation	272	14,111
Ball Corporation	408	27,813
MeadWestvaco Corporation	496	22,017
Owens-Illinois Incorporated †	491	13,252
Sealed Air Corporation	628	26,646

		103,839

Metals & Mining: 0.23%
Alcoa Incorporated	3,514	55,486
Allegheny Technologies Incorporated	324	11,265
Freeport-McMoRan Copper & Gold Incorporated Class B	3,097	72,346
Newmont Mining Corporation	1,486	28,085
Nucor Corporation	950	46,598

		213,780

Paper & Forest Products: 0.07%
International Paper Company	1,262	67,618

Telecommunication Services: 1.35%

Diversified Telecommunication Services: 1.35%
AT&T Incorporated	15,460	519,301
CenturyLink Incorporated	1,701	67,326
Frontier Communications Corporation «	2,987	19,923

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Diversified Telecommunication Services (continued)
Level 3 Communications Incorporated †	831	$41,035
Verizon Communications Incorporated	12,368	578,575
Windstream Holdings Incorporated	1,796	14,799

		1,240,959

Utilities: 1.91%

Electric Utilities: 1.09%
American Electric Power Company Incorporated	1,458	88,530
Duke Energy Corporation	2,108	176,102
Edison International	971	63,581
Entergy Corporation	537	46,977
Exelon Corporation	2,562	94,999
FirstEnergy Corporation	1,254	48,893
NextEra Energy Incorporated	1,301	138,283
Northeast Utilities	944	50,523
Pepco Holdings Incorporated	751	20,224
Pinnacle West Capital Corporation	329	22,474
PPL Corporation	1,982	72,006
The Southern Company	2,682	131,713
Xcel Energy Incorporated	1,506	54,096

		1,008,401

Gas Utilities: 0.02%
AGL Resources Incorporated	356	19,406

Independent Power & Renewable Electricity Producers: 0.06%
AES Corporation	1,954	26,907
NRG Energy Incorporated	1,007	27,139

		54,046

Multi-Utilities: 0.74%
Ameren Corporation	723	33,352
CenterPoint Energy Incorporated	1,281	30,014
CMS Energy Corporation	819	28,460
Consolidated Edison Incorporated	873	57,627
Dominion Resources Incorporated	1,740	133,806
DTE Energy Company	527	45,517
Integrys Energy Group Incorporated	238	18,528
NiSource Incorporated	940	39,875
PG&E Corporation	1,415	75,335
Public Service Enterprise Group Incorporated	1,507	62,405
SCANA Corporation	425	25,670
Sempra Energy	689	76,727
TECO Energy Incorporated	699	14,323
Wisconsin Energy Corporation «	671	35,377

		677,016

Total Common Stocks (Cost $31,174,689)		54,360,806

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Index Asset Allocation Fund	23

Security name	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities: 32.05%
U.S. Treasury Bond	2.75%	8-15-2042	$979,000	$979,305
U.S. Treasury Bond	3.00	5-15-2042	862,000	906,582
U.S. Treasury Bond	3.13	11-15-2041	1,729,000	1,867,859
U.S. Treasury Bond	3.13	2-15-2042	1,025,000	1,104,118
U.S. Treasury Bond	3.50	2-15-2039	726,000	834,446
U.S. Treasury Bond	3.75	8-15-2041	2,115,000	2,551,219
U.S. Treasury Bond	3.88	8-15-2040	1,718,000	2,099,181
U.S. Treasury Bond	4.25	5-15-2039	681,000	876,149
U.S. Treasury Bond	4.25	11-15-2040	1,930,000	2,500,255
U.S. Treasury Bond	4.38	2-15-2038	428,000	560,546
U.S. Treasury Bond	4.38	11-15-2039	1,734,000	2,274,249
U.S. Treasury Bond	4.38	5-15-2040	1,951,000	2,566,784
U.S. Treasury Bond	4.38	5-15-2041	1,580,000	2,096,957
U.S. Treasury Bond	4.50	2-15-2036	836,000	1,116,060
U.S. Treasury Bond	4.50	5-15-2038	472,000	629,383
U.S. Treasury Bond	4.50	8-15-2039	868,000	1,157,560
U.S. Treasury Bond	4.63	2-15-2040	1,785,000	2,426,206
U.S. Treasury Bond	4.75	2-15-2037	319,000	440,519
U.S. Treasury Bond	4.75	2-15-2041	1,390,000	1,943,394
U.S. Treasury Bond	5.00	5-15-2037	421,000	601,109

Total U.S. Treasury Securities (Cost $23,985,145)				29,531,881

Short-Term Investments: 10.03%

	Yield		Shares

Investment Companies: 8.48%
Securities Lending Cash Investments LLC (l)(u)(r)	0.14		109,300	109,300
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08		7,702,488	7,702,488

				7,811,788

			Principal
U.S. Treasury Securities: 1.55%
U.S. Treasury Bill #(z)	0.03	1-8-2015	$530,000	529,997
U.S. Treasury Bill #(z)	0.12	7-2-2015	900,000	899,457

				1,429,454

Total Short-Term Investments (Cost $9,241,287)				9,241,242

Total investments in securities (Cost $64,401,121)*	101.07%	93,133,929
Other assets and liabilities, net	(1.07)	(987,784)

Total net assets	100.00%	$92,146,145

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage VT Index Asset Allocation Fund	Portfolio of investments—December 31, 2014

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $66,492,297 and unrealized gains (losses) consists of:

Gross unrealized gains	$29,463,545
Gross unrealized losses	(2,821,913)

Net unrealized gains	$26,641,632

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2014	Wells Fargo Advantage VT Index Asset Allocation Fund	25

Assets
Investments
In unaffiliated securities (including $105,016 of securities loaned), at value (cost $56,181,912)	$84,550,824
In affiliated securities, at value (cost $8,219,209)	8,583,105

Total investments, at value (cost $64,401,121)	93,133,929
Cash	467
Receivable for dividends and interest	320,561
Receivable for securities lending income	84
Prepaid expenses and other assets	12,823

Total assets	93,467,864

Liabilities
Payable for investments purchased	899,502
Payable for Fund shares redeemed	92,842
Payable upon receipt of securities loaned	109,300
Payable for daily variation margin on open futures contracts	99,488
Advisory fee payable	44,255
Distribution fee payable	20,116
Administration fee payable	10,459
Accrued expenses and other liabilities	45,757

Total liabilities	1,321,719

Total net assets	$92,146,145

NET ASSETS CONSIST OF
Paid-in capital	$72,797,553
Undistributed net investment income	99,191
Accumulated net realized losses on investments	(9,287,630)
Net unrealized gains on investments	28,537,031

Total net assets	$92,146,145

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 2	$92,146,145
Shares outstanding – Class 2[1]	5,000,206
Net asset value per share – Class 2	$18.43

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage VT Index Asset Allocation Fund	Statement of operations—year ended December 31, 2014

Investment income
Interest	$1,185,740
Dividends (net of foreign withholding taxes of $153)	1,073,551
Income from affiliated securities	20,610
Securities lending income, net	1,362

Total investment income	2,281,263

Expenses
Advisory fee	487,831
Administration fee	115,306
Distribution fee
Class 2	221,741
Custody and accounting fees	23,062
Professional fees	34,314
Shareholder report expenses	2,853
Trustees’ fees and expenses	6,233
Other fees and expenses	12,931

Total expenses	904,271
Less: Fee waivers and/or expense reimbursements	(22,780)

Net expenses	881,491

Net investment income	1,399,772

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	4,492,631
Affiliated securities	(36,791)
Futures transactions	1,069,745

Net realized gains on investments	5,525,585

Net change in unrealized gains (losses) on:
Unaffiliated securities	8,079,337
Affiliated securities	174,217
Futures transactions	(460,972)

Net change in unrealized gains (losses) on investments	7,792,582

Net realized and unrealized gains (losses) on investments	13,318,167

Net increase in net assets resulting from operations	$14,717,939

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage VT Index Asset Allocation Fund	27

	Year ended December 31, 2014		Year ended December 31, 2013

Operations
Net investment income		$1,399,772		$1,360,460
Net realized gains on investments		5,525,585		10,518,055
Net change in unrealized gains (losses) on investments		7,792,582		3,710,196

Net increase in net assets resulting from operations		14,717,939		15,588,711

Distributions to shareholders from
Net investment income – Class 2		(1,351,046)		(1,413,380)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	202,482	3,451,969	169,662	2,539,040
Reinvestment of distributions – Class 2	78,919	1,351,046	95,451	1,413,380
Payment for shares redeemed – Class 2	(764,955)	(12,958,898)	(1,077,142)	(15,983,942)

Net decrease in net assets resulting from capital share transactions		(8,155,883)		(12,031,522)

Total increase in net assets		5,211,010		2,143,809

Net assets
Beginning of period		86,935,135		84,791,326

End of period		$92,146,145		$86,935,135

Undistributed net investment income		$99,191		$86,778

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage VT Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$15.85	$13.47	$12.09	$11.72	$10.53
Net investment income	0.27	0.24	0.21	0.21	0.20
Net realized and unrealized gains (losses) on investments	2.57	2.39	1.36	0.54	1.18

Total from investment operations	2.84	2.63	1.57	0.75	1.38
Distributions to shareholders from
Net investment income	(0.26)	(0.25)	(0.19)	(0.38)	(0.19)
Net asset value, end of period	$18.43	$15.85	$13.47	$12.09	$11.72
Total return	18.06%	19.63%	13.03%	6.48%	13.29%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.11%	1.13%	1.06%	1.10%
Net expenses	0.99%	1.00%	1.00%	0.99%	1.00%
Net investment income	1.58%	1.57%	1.58%	1.70%	1.76%
Supplemental data
Portfolio turnover rate	3%	11%	8%	17%	25%
Net assets, end of period (000s omitted)	$92,146	$86,935	$84,791	$89,402	$102,946

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Index Asset Allocation Fund	29

1. ORGANIZATION

Wells Fargo Variable Trust Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in FASB Accounting Standards Codification 946. These financial statements report on the Wells Fargo Advantage VT Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each

30	Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to financial statements

business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent

Notes to financial statements	Wells Fargo Advantage VT Index Asset Allocation Fund	31

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(36,313)	$36,313

As of December 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $5,072,286 with $1,347,719 expiring in 2016; and $3,724,567 expiring in 2017.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$6,592,994	$0	$0	$6,592,994
Consumer staples	5,328,321	0	0	5,328,321
Energy	4,588,661	0	0	4,588,661
Financials	9,051,762	0	0	9,051,762
Health care	7,726,434	0	0	7,726,434
Industrials	5,660,313	0	0	5,660,313
Information technology	10,687,326	0	0	10,687,326
Materials	1,725,167	0	0	1,725,167
Telecommunication services	1,240,959	0	0	1,240,959
Utilities	1,758,869	0	0	1,758,869

U.S. Treasury securities	29,531,881	0	0	29,531,881

Short-term investments
Investment companies	7,702,488	109,300	0	7,811,788
U.S. Treasury securities	899,458	529,996	0	1,429,454
Total assets	$92,494,633	$639,296	$0	$93,133,929
Liabilities
Futures contracts	$99,488	$0	$0	$99,488
Total liabilities	$99,488	$0	$0	$99,488

32	Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to financial statements

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. At December 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2014, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fee

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual administration fee starting at 0.13% and declining to 0.11% as the average daily net assets of the Fund increase.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$367,656	$2,561,073	$9,558,377	$7,177,357

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2014, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At December 31, 2014, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at December 31, 2014	Unrealized gains (losses)
3-19-2015	Goldman Sachs	14 Long	S&P 500 Index	$7,183,400	$122,875
3-20-2015	Goldman Sachs	42 Short	U.S. Treasury Bonds	6,937,875	(318,652)

Notes to financial statements	Wells Fargo Advantage VT Index Asset Allocation Fund	33

The Fund had an average notional amount of $9,488,368 and $8,333,416 in long and short futures contracts, respectively, during the year ended December 31, 2014.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows for the Fund:

	Liability derivatives
	Statement of Assets and Liabilities location	Fair value
Interest rate contracts	Payable for daily variation margin on open futures contracts	$14,438	*
Equity contracts	Payable for daily variation margin on open futures contracts	85,050	*
		$99,488

*	Only the current day’s variation margin as of December 31, 2014 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$(799,357)	$(417,977)
Equity contracts	1,869,102	(42,995)
	$1,069,745	$(460,972)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Futures – variation margin	Goldman Sachs	$99,488	$0	$(99,488)	$0
1.	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2014, the Fund paid $133 in commitment fees.

For the year ended December 31, 2014, there were no borrowings by the Fund under the agreement.

34	Wells Fargo Advantage VT Index Asset Allocation Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,351,046 and $1,413,380 of ordinary income for the years ended December 31, 2014 and December 31, 2013, respectively.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$99,191	$24,321,687	$(5,072,286)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage VT Index Asset Allocation Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Index Asset Allocation Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Index Asset Allocation Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

36	Wells Fargo Advantage VT Index Asset Allocation Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 71.32% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, 52.45% of the dividends distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage VT Index Asset Allocation Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

38	Wells Fargo Advantage VT Index Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of

Michael S. Scofield.

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	Leroy Keith, Jr. retired as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage VT Index Asset Allocation Fund	39

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

230412 02-15 AVT2/AR148 12-14

Wells Fargo Advantage

VT International Equity Fund

Annual Report

December 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT International Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Throughout the reporting period, the Federal Open Market Committee (FOMC), which is the Fed’s monetary policymaking body, kept its key interest rate effectively at zero.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT International Equity Fund for the 12-month period that ended December 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and later as Islamic militants (formerly known as ISIS) gained territory in Syria and Iraq. Toward the end of the reporting period, market volatility increased, in part, because of weaker economic numbers in Europe and China and rising expectations that the U.S. Federal Reserve (Fed) would begin raising interest rates in mid-2015. The MSCI EAFE Index (Net)1, a proxy for international developed markets, ended the period with a 4.90% loss, while the MSCI Emerging Markets Index (Net)2, a proxy for global emerging markets, ended with a 2.19% loss.

Major central banks continued to provide liquidity to the markets.

Throughout the reporting period, the Federal Open Market Committee (FOMC), which is the Fed’s monetary policymaking body, kept its key interest rate effectively at zero. This tended to support global markets given the Fed’s role in providing investor liquidity. In January 2014, the FOMC began to reduce (or taper) its bond-buying program by $10 billion per month and brought the program to an end in late October 2014. Although the FOMC kept its key interest rate at zero, its guidance led investors to expect an interest-rate hike sometime in 2015.

In June 2014, the European Central Bank (ECB) announced a variety of measures aimed at encouraging lending, including making funds available to banks at low interest rates and imposing a negative interest rate on bank deposits held at the central bank. In September 2014, the ECB cut its key rate to a historic low of 0.05% and increased its negative interest rate. In Japan, the Bank of Japan (BoJ) maintained an aggressive monetary program aimed at combating deflation by doubling the bank’s asset base over two years; on the last day of the reporting period, the BoJ surprised observers by increasing its asset purchases.

The backdrop of a challenging geopolitical situation and slowing global growth caused significant volatility.

Geopolitical events were major negatives throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in early 2014 and continued throughout the reporting period. As of December 2014, it seemed unlikely that the situation would result in a war between Russia and the West, though a civil war raged in Ukraine. However, economic sanctions from the West against Russia and from Russia against the West contributed to slower growth in Europe, a key Russian trading partner. In the Middle East, the advance of Islamic militants in Syria and Iraq led to airstrikes by the U.S. and its allies.

Market volatility increased toward the end of the reporting period as renewed fears of slowing global growth took hold and investors began to price in expectations that the FOMC was finally looking to raise short-term interest rates.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT International Equity Fund	3

Economic news out of Europe trended lower for most of 2014. Slower European growth combined with expectations of higher U.S. interest rates to send the euro lower during the fourth quarter, pressuring European returns for U.S. dollar—denominated investors. Returns in Asia were dampened by a sluggish Japanese economy as well as a late-period decline in the yen. Among countries in the MSCI EAFE, major markets such as Japan, Germany, and France ended the period with losses. Among emerging markets, hopes for an economic soft landing in China faded toward the end of the period as the country produced lower-than-expected economic results. Russia also posted sharply negative returns as a result of its standoff with the West.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Slower European growth combined with expectations of higher U.S. interest rates to send the euro lower during the quarter, pressuring European returns for U.S. dollar—denominated investors.

4	Wells Fargo Advantage VT International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Jeffrey Everett, CFA Dale A. Winner, CFA

Average annual total returns1 (%) as of December 31, 2014

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	8-17-1998	(5.30)	5.63	3.90	0.96	0.70
Class 2	7-31-2002	(5.35)	5.43	3.66	1.21	0.95
MSCI ACWI ex USA (Net)[4]	–	(3.87)	4.43	5.13	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT International Equity Fund	5

Growth of $10,000 investment[5] as of December 31, 2014

1.	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen VA International Equity Fund. Effective July 16, 2010, the Fund changed its name from Wells Fargo Advantage VT International Core Fund to Wells Fargo Advantage VT International Equity Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through April 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.69% for Class 1 and 0.94% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI ex USA (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class 2 shares for the most recent ten years with the MSCI ACWI ex USA (Net). The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Percentages are subject to change and are calculated based on the total long-term investments of the Fund.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage VT International Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the MSCI ACWI ex USA Index (Net), for the 12-month period that ended December 31, 2014.

■	The Fund remains overweight Japanese and Hong Kong companies, as well as European companies that the management team believes are undervalued.

■	Investments in the consumer discretionary and industrials sectors detracted from relative results for the one-year period. Several holdings in the financials sector contributed to relative returns.

Despite geopolitical troubles that included conflict in Ukraine and Iraq, as well as increased market volatility toward the end of 2014, the investment team continued to employ our time-tested approach to fundamental research, searching for nonconsensus values around the globe, maintaining a focus on overall investment risk management, and rebalancing infrequently, doing so only to capture unusual stock market or company-specific price movements for investor’s potential benefit.

Ten largest equity holdings[6] (%) as of December 31, 2014
China Everbright Limited	4.03
Mitsubishi UFJ Financial Group Incorporated	3.16
Man Group plc	3.16
Daiwa House Industry Company Limited	2.95
Zurich Financial Services AG	2.95
Hitachi Limited	2.90
Siemens AG	2.79
Akzo Nobel NV	2.73
Wolseley plc	2.72
Prysmian SpA	2.68

In a volatile year, both stock selection and sector allocations detracted from relative results.

During the reporting period, disappointing results came primarily from holdings in the consumer discretionary and industrials sectors. Rheinmetall AG (a cyclically sensitive German auto parts maker), Debenhams plc (a UK-based department store retailer), and Hengdeli Holdings Limited (a Hong Kong jewelry retailer) all weighed on performance for different reasons, and only Rheinmetall remained in the portfolio at year-end. Underperformers in other sectors included consumer staple Biostime International Holdings Limited (a structurally attractive China-based infant formula company), Russian telecommunications provider Mobile TeleSystems OJSC*, and financials position Anima Holding SpA (an Italian asset manager that was added during recent market stress).

Overall, financials sector holdings contributed positively to performance, with Man Group plc the top contributor. At the time of investment, we believed that Man was an undervalued asset management franchise with the potential to benefit from improved fund performance, increasing asset inflows, strong cost controls, and balance sheet restructuring. So far, our investment thesis has been realized. China Everbright Limited was another notable contributor as investors began to appreciate the earnings potential from its asset management business; its sale of noncore assets; and the introduction of Shanghai-Hong Kong Connect, which opened up local Chinese stocks to foreign investors. Contributors in others sectors included consumer staple Marine Harvest ASA (an undervalued salmon producer with the leading global market position), financials firm Intesa Sanpaolo SpA (an Italian franchise bank purchased at a fraction of book value), and SK Telecom Company Limited (a South Korean wireless telecommunications operator).

On a country basis, negative attribution came primarily from the Fund’s holdings in Japan and Germany, while stocks domiciled in Hong Kong and the U.K. contributed.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT International Equity Fund	7

Sector distribution[7] as of December 31, 2014

We continue to search for undervalued opportunities in Europe and Japan.

Europe continued to experience negative pressures on regional economic growth. Against that backdrop, we found a number of highly attractive and undervalued stock ideas. We believe that many of the companies that we favor have the ability to improve their own prospects by enhancing operations or by investing in higher-yielding franchises; we believe that our bottom-up research model works well in analyzing the upside and downside of these opportunities. One notable holding that arose from such research is our top European position, Siemens AG, a large German industrial conglomerate that is engaged in a firm-wide restructuring and is targeting 12% margins over the next several years.

Country allocation[7] as of December 31, 2014

We believe that Asia still represents an outstanding investment opportunity, combining low valuations with increased corporate governance and a renewed emphasis on profitability. In Japan, recent research that included on-the-ground trips and ongoing developments in government policy have steered us in the direction of companies with strong and improving profitability such as Toyota Motor Corporation. The emergence of a two-tiered market increasingly appears inevitable in Japan, with investors focusing on highly profitable companies that possess leading global technologies, products, or competitive positions at the expense of highly leveraged, poorly profitable companies. In China, the government’s reforms continue apace, with examples ranging from posting judicial decisions online in a searchable database, thereby improving the rule of law in a nation targeting greater market-oriented reforms, to connecting the Shanghai stock market with the Hong Kong stock market to create the world’s second-largest stock market. We believe that such far-reaching and profound changes, particularly in China’s financial markets, present an increasingly well-set table for properly placed investors in China over the coming months and years.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2014	Ending account value 12-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class 1
Actual	$1,000.00	$938.44	$3.37	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52	0.69%
Class 2
Actual	$1,000.00	$937.93	$4.59	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79	0.94%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT International Equity Fund	9

Security name	Shares	Value

Common Stocks: 87.38%

Canada: 1.84%
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †	44,210	$6,326,893

China: 5.08%
Biostime International Holdings Limited (Consumer Staples, Food Products) «	747,500	1,532,384
Dongfeng Motor Group Company Limited (Consumer Discretionary, Automobiles)	4,816,000	6,736,725
Industrial & Commercial Bank of China Limited Class H (Financials, Banks)	8,471,000	6,185,455
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	7,477,453	3,005,551

		17,460,115

Germany: 9.10%
Bayer AG (Health Care, Pharmaceuticals)	51,399	7,006,114
Metro AG (Consumer Staples, Food & Staples Retailing) †	222,093	6,788,870
Rheinmetall AG (Industrials, Industrial Conglomerates)	39,323	1,712,087
SAP AG (Information Technology, Software)	88,658	6,190,843
Siemens AG (Industrials, Industrial Conglomerates)	85,346	9,576,152

		31,274,066

Hong Kong: 7.30%
China Everbright Limited (Financials, Capital Markets)	5,848,000	13,838,562
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	732,000	8,573,730
Value Partners Group Limited (Financials, Capital Markets)	3,193,000	2,664,596

		25,076,888

Italy: 8.57%
Anima Holding SpA (Financials, Capital Markets) †	1,620,180	8,150,757
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	298,804	5,233,994
Intesa Sanpaolo SpA (Financials, Banks)	2,358,722	6,842,418
Prysmian SpA (Industrials, Electrical Equipment)	505,182	9,206,311

		29,433,480

Japan: 19.32%
Daiwa House Industry Company Limited (Financials, Real Estate Management & Development)	536,900	10,142,704
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,351,000	9,971,409
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	1,978,200	10,868,675
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	248,000	6,650,254
Mitsui OSK Lines Limited (Industrials, Marine)	1,734,000	5,137,395
Nitto Denko Corporation (Materials, Chemicals)	85,082	4,753,999
Nomura Holdings Incorporated (Financials, Capital Markets)	1,434,900	8,120,149
Sharp Corporation (Consumer Discretionary, Household Durables) †	729,000	1,612,763
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	107,600	6,705,346
West Holdings Corporation (Consumer Discretionary, Household Durables) «	251,800	2,097,733
Yaskawa Electric Corporation (Information Technology, Electronic Equipment, Instruments & Components)	23,400	298,891

		66,359,318

Netherlands: 2.73%
Akzo Nobel NV (Materials, Chemicals)	135,473	9,373,379

Norway: 2.69%
Frontline 2012 Limited (Energy, Oil, Gas & Consumable Fuels) 144A	356,875	1,891,394

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT International Equity Fund	Portfolio of investments—December 31, 2014

Security name			Shares	Value

Norway (continued)
Marine Harvest ASA (Consumer Staples, Food Products)			535,841	$7,357,322

				9,248,716

South Korea: 4.39%
Hana Financial Group Incorporated (Financials, Banks)			189,016	5,474,334
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment)			11,122	6,675,948
SK Telecom Company Limited (Telecommunica tion Services, Wireless Telecommunication Services)			11,919	2,915,302

				15,065,584

Sweden: 1.36%
Volvo AB Class B (Industrials, Machinery)			433,686	4,676,648

Switzerland: 7.46%
ABB Limited (Industrials, Electrical Equipment)			380,946	8,060,108
Novartis AG (Health Care, Pharmaceuticals)			80,062	7,425,228
Zurich Financial Services AG (Financials, Insurance)			32,395	10,123,512

				25,608,848

United Kingdom: 15.53%
BP plc (Energy, Oil, Gas & Consumable Fuels)			1,321,007	8,385,192
Capita plc (Industrials, Professional Services)			240,351	4,030,131
Indivior plc (Health Care, Pharmaceuticals) †			70,467	164,086
Man Group plc (Financials, Capital Markets)			4,363,150	10,857,113
Reckitt Benckiser Group plc (Consumer Staples, Household Products)			70,467	5,707,400
Smiths Group plc (Industrials, Industrial Conglomerates)			335,857	5,710,952
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)			2,669,811	9,153,784
Wolseley plc (Industrials, Trading Companies & Distributors)			163,318	9,337,185

				53,345,843

United States: 2.01%
QUALCOMM Incorporated (Information Technology, Communications Equipment)			92,987	6,911,724

Total Common Stocks (Cost $269,172,738)				300,161,502

		Expiration date
Participation Notes: 1.26%

China: 1.26%
HSBC Bank plc (Kweichow Moutai Company Limited) (Consumer Staples, Beverages) †		2-19-2019	39,500	1,206,701
Standard Chartered Bank plc (Kweichow Moutai Company Limited) (Consumer Staples, Beverages) †		4-24-2015	101,671	3,105,986

Total Participation Notes (Cost $3,394,211)				4,312,687

Dividend yield
Preferred Stocks: 0.99%

Germany : 0.99%
Volkswagen AG (Consumer Discretionary, Automobiles)	2.50%		15,241	3,387,394

Total Preferred Stocks (Cost $3,535,526)				3,387,394

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT International Equity Fund	11

Security name	Yield	Shares	Value
Short-Term Investments: 8.29%

Investment Companies: 8.29%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	1,127,040	$1,127,040
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08	27,360,559	27,360,559

Total Short-Term Investments (Cost $28,487,599)			28,487,599

Total investments in securities (Cost $304,590,074) *	97.92%	336,349,182
Other assets and liabilities, net	2.08	7,159,549

Total net assets	100.00%	$343,508,731

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $307,846,042 and unrealized gains (losses) consists of:

Gross unrealized gains	$45,566,585
Gross unrealized losses	(17,063,445)

Net unrealized gains	$28,503,140

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT International Equity Fund	Statement of assets and liabilities—December 31, 2014

Assets
Investments
In unaffiliated securities (including $1,062,858 of securities loaned), at value (cost $276,102,475)	$307,861,583
In affiliated securities, at value (cost $28,487,599)	28,487,599

Total investments, at value (cost $304,590,074)	336,349,182
Foreign currency, at value (cost $2,694,411)	2,497,414
Receivable for investments sold	3,299,786
Receivable for Fund shares sold	61,641
Receivable for dividends	793,507
Receivable for securities lending income	2,451
Unrealized gains on forward foreign currency contracts	2,148,958
Prepaid expenses and other assets	8,947

Total assets	345,161,886

Liabilities
Payable for Fund shares redeemed	177,267
Unrealized losses on forward foreign currency contracts	10,215
Payable upon receipt of securities loaned	1,127,040
Advisory fee payable	150,854
Distribution fee payable	68,944
Administration fees payable	39,622
Accrued expenses and other liabilities	79,213

Total liabilities	1,653,155

Total net assets	$343,508,731

NET ASSETS CONSIST OF
Paid-in capital	$302,980,800
Undistributed net investment income	11,208,738
Accumulated net realized losses on investments	(4,420,096)
Net unrealized gains on investments	33,739,289

Total net assets	$343,508,731

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$32,599,307
Shares outstanding – Class 1[1]	6,620,567
Net asset value per share – Class 1	$4.92
Net assets – Class 2	$310,909,424
Shares outstanding – Class 2[1]	62,852,108
Net asset value per share – Class 2	$4.95

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2014	Wells Fargo Advantage VT International Equity Fund	13

Investment income
Dividends (net of foreign withholding taxes of $889,923)	$13,778,254
Securities lending income, net	227,500
Income from affiliated securities	10,470

Total investment income	14,016,224

Expenses
Advisory fee	2,611,123
Administration fees
Fund level	174,075
Class 1	29,086
Class 2	249,434
Distribution fee
Class 2	779,479
Custody and accounting fees	105,090
Professional fees	63,590
Shareholder report expenses	33,073
Trustees’ fees and expenses	6,534
Other fees and expenses	17,889

Total expenses	4,069,373
Less: Fee waivers and/or expense reimbursements	(887,660)

Net expenses	3,181,713

Net investment income	10,834,511

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	2,185,240
Forward foreign currency contract transactions	16,023

Net realized gains on investments	2,201,263

Net change in unrealized gains (losses) on:
Unaffiliated securities	(31,802,378)
Forward foreign currency contract transactions	(230,655)

Net change in unrealized gains (losses) on investments	(32,033,033)

Net realized and unrealized gains (losses) on investments	(29,831,770)

Net decrease in net assets resulting from operations	$(18,997,259)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT International Equity Fund	Statement of changes in net assets

	Year ended December 31, 2014		Year ended December 31, 2013

Operations
Net investment income		$10,834,511		$7,318,104
Net realized gains on investments		2,201,263		8,411,771
Net change in unrealized gains (losses) on investments		(32,033,033)		47,145,405

Net increase (decrease) in net assets resulting from operations		(18,997,259)		62,875,280

Distributions to shareholders from
Net investment income
Class 1		(1,068,920)		(975,031)
Class 2		(8,395,187)		(6,448,989)
Net realized gains
Class 1		(836,185)		(2,022,711)
Class 2		(7,242,278)		(14,996,715)

Total distributions to shareholders		(17,542,570)		(24,443,446)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	448,360	2,313,021	886,423	4,581,525
Class 2	6,415,713	32,449,977	2,050,177	10,408,251

		34,762,998		14,989,776

Reinvestment of distributions
Class 1	367,780	1,905,105	610,538	2,997,742
Class 2	3,001,422	15,637,465	4,341,236	21,445,704

		17,542,570		24,443,446

Payment for shares redeemed
Class 1	(1,861,970)	(9,716,924)	(2,556,446)	(13,206,020)
Class 2	(4,628,256)	(24,125,462)	(8,200,329)	(42,867,613)

		(33,842,386)		(56,073,633)

Net increase (decrease) in net assets resulting from capital share transactions		18,463,182		(16,640,411)

Total increase (decrease) in net assets		(18,076,647)		21,791,423

Net assets
Beginning of period		361,585,378		339,793,955

End of period		$343,508,731		$361,585,378

Undistributed net investment income		$11,208,738		$7,235,405

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT International Equity Fund	15

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$5.48	$4.94	$4.77	$5.75	$5.15
Net investment income	0.18 [2]	0.12 [2]	0.13 [2]	0.11 [2]	0.05 [2]
Net realized and unrealized gains (losses) on investments	(0.46)	0.82	0.45	(0.80)	0.78

Total from investment operations	(0.28)	0.94	0.58	(0.69)	0.83
Distributions to shareholders from
Net investment income	(0.16)	(0.13)	(0.08)	(0.04)	(0.05)
Net realized gains	(0.12)	(0.27)	(0.33)	(0.25)	(0.18)

Total distributions to shareholders	(0.28)	(0.40)	(0.41)	(0.29)	(0.23)
Net asset value, end of period	$4.92	$5.48	$4.94	$4.77	$5.75
Total return	(5.30)%	19.94%	13.68%	(12.79)%	16.79%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.95%	0.98%	0.97%	0.85%
Net expenses	0.69%	0.69%	0.69%	0.69%	0.66%
Net investment income	3.44%	2.36%	2.68%	2.06%	1.04%
Supplemental data
Portfolio turnover rate	39%	32%	140%	66%	60%
Net assets, end of period (000s omitted)	$32,599	$42,021	$43,089	$46,017	$67,659

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class 1 of Evergreen VA International Equity Fund. The per share information has been adjusted to give effect to this transaction.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$5.50	$4.96	$4.78	$5.74	$5.15
Net investment income	0.16	0.11 [2]	0.11	0.09 [2]	0.06 [2]
Net realized and unrealized gains (losses) on investments	(0.45)	0.82	0.47	(0.79)	0.75

Total from investment operations	(0.29)	0.93	0.58	(0.70)	0.81
Distributions to shareholders from
Net investment income	(0.14)	(0.12)	(0.07)	(0.01)	(0.04)
Net realized gains	(0.12)	(0.27)	(0.33)	(0.25)	(0.18)

Total distributions to shareholders	(0.26)	(0.39)	(0.40)	(0.26)	(0.22)
Net asset value, end of period	$4.95	$5.50	$4.96	$4.78	$5.74
Total return	(5.35)%	19.52%	13.48%	(12.91)%	16.50%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.20%	1.23%	1.22%	0.97%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.89%
Net investment income	3.07%	2.08%	2.41%	1.75%	1.22%
Supplemental data
Portfolio turnover rate	39%	32%	140%	66%	60%
Net assets, end of period (000s omitted)	$310,909	$319,565	$296,705	$227,692	$218,348

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA International Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class 2 of Evergreen VA International Equity Fund. The per share information has been adjusted to give effect to this transaction.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT International Equity Fund	17

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in FASB Accounting Standards Codification 946. These financial statements report on the Wells Fargo Advantage VT International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2014, such fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

18	Wells Fargo Advantage VT International Equity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo Advantage VT International Equity Fund	19

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to forward foreign currency transactions and recognition of partnership income. At December 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$2,602,929	$(2,602,929)

As of December 31, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

No expiration
2017	Short-term
$2,669,056	$642,274

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	Wells Fargo Advantage VT International Equity Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Canada	$6,326,893	$0	$0	$6,326,893
China	0	17,460,115	0	17,460,115
Germany	0	31,274,066	0	31,274,066
Hong Kong	0	25,076,888	0	25,076,888
Italy	0	29,433,480	0	29,433,480
Japan	0	66,359,318	0	66,359,318
Netherlands	0	9,373,379	0	9,373,379
Norway	1,891,394	7,357,322	0	9,248,716
South Korea	0	15,065,584	0	15,065,584
Sweden	0	4,676,648	0	4,676,648
Switzerland	0	25,608,848	0	25,608,848
United Kingdom	164,086	53,181,757	0	53,345,843
United States	6,911,724	0	0	6,911,724

Participation notes
China	0	4,312,687	0	4,312,687

Preferred stocks
Germany	0	3,387,394	0	3,387,394

Short-term investments
Investment companies	27,360,559	1,127,040	0	28,487,599
	42,654,656	293,694,526	0	336,349,182
Forward foreign currency contracts	0	2,148,958	0	2,148,958
Total assets	$42,654,656	$295,843,484	$0	$338,498,140
Liabilities
Forward foreign currency contracts	$0	$10,215	$0	$10,215
Total liabilities	$0	$10,215	$0	$10,215

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels at the end of the reporting period. At December 31, 2014, fair value pricing was used in pricing certain foreign securities and securities valued at $288,254,799 were transferred from Level 1 to Level 2 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2014, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Advantage VT International Equity Fund	21

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.69% for Class 1 shares and 0.94% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2014 were $127,870,241 and $140,641,848, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At December 31, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at December 31, 2014	In exchange for U.S. $	Unrealized gains (losses)
1-2-2015	Brown Brothers Harriman	540,740	GBP	$842,798	$841,608	$(1,190)
1-5-2015	Deutsche Bank	692,439	GBP	1,079,237	1,079,270	33
1-6-2015	Citibank	165,027,088	JPY	1,377,752	1,368,727	(9,025)
1-8-2015	Barclays	2,503,433,800	JPY	20,900,618	23,049,543	2,148,925

The Fund had average contract amounts of $1,485,003 and $29,513,993 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended December 31, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while

22	Wells Fargo Advantage VT International Equity Fund	Notes to financial statements

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	Barclays	$2,148,925	*	$0	$0	$2,148,925
Forward foreign currency contracts	Deutsche Bank	33	*	0	0	33
*	Amount represents net unrealized gains.

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	Brown Brothers Harriman	$1,190	**	$0	$0	$1,190
Forward foreign currency contracts	Citibank	9,025	**	0	0	9,025
**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2014, the Fund paid $672 in commitment fees.

For the year ended December 31, 2014, there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	Year ended December 31
	2014	2013
Ordinary income	$9,464,107	$7,424,020
Long-term capital gain	8,078,463	17,019,426

Notes to financial statements	Wells Fargo Advantage VT International Equity Fund	23

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$13,355,940	$30,491,780	$(3,311,330)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Advantage VT International Equity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT International Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT International Equity Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

Other information (unaudited)	Wells Fargo Advantage VT International Equity Fund	25

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $8,078,463 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2014.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended December 31, 2014. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$476,738	$0.0069	82.83%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage VT International Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT International Equity Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. retired as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage VT International Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

230413 02-15 AVT3/AR149 12-14

Wells Fargo Advantage VT Intrinsic Value Fund

Annual Report

December 31, 2014

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The views expressed and any forward-looking statements are as of December 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Intrinsic Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Intrinsic Value Fund for the 12-month period that ended December 31, 2014. Improving U.S. economic data and strong corporate earnings helped drive positive returns for U.S. stocks overall in 2014. In contrast, many economies and markets elsewhere in the world faced significant ongoing challenges during the period.

2014’s fitful start gave way to a rally that carried through the second quarter of 2014.

Following a difficult first quarter for the U.S. economy—when unusually harsh weather kept consumers at home, disrupted business activities, and ultimately drove a 2.1% contraction in real gross domestic product (GDP)—the second quarter of 2014 brought warmer temperatures, and the U.S. economy picked up steam. Investors were heartened by encouraging economic data, driving stocks higher. In Europe, signs of economic improvement faded when GDP stagnated during the second quarter. Although select peripheral countries, such as Spain and Portugal, provided bright spots, some of Europe’s larger economies were pressured by weak economic growth and potential deflation. European stock returns generally were positive but lackluster.

U.S. Federal Reserve (Fed) officials continued winding down their bond-buying program during the second quarter, leaving it on pace to end in 2014. They also revisited the question of when to begin raising short-term interest rates from near zero and released new projections showing rates rising more than previously expected in 2015 and 2016; however, they slightly reduced their projections for rates over the longer term. The markets took this information in stride, with both U.S. stocks and bonds rallying.

Positive U.S. economic data—but increased tensions abroad—led to heightened volatility in the third quarter of 2014.

The third quarter brought a series of stock market surges that were interrupted by bouts of volatility as interest-rate concerns in the U.S. and increased tensions abroad triggered heightened investor uncertainty. In July, an escalating Russia/Ukraine situation and a growing perception that the Fed would raise short-term interest rates sooner than expected caused investors to pull back toward month-end; as a result, the S&P 500 Index1 dropped into negative territory for its overall monthly return. However, August brought a bounce-back—the S&P 500 Index delivered its largest monthly gain since February 2014 on a string of positive economic news, led by an upwardly revised 4.2% estimate of second-quarter 2014 GDP growth. Then, in September, stock market volatility rose as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East. Signs of slowing growth in Europe and China also concerned investors. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by another upward revision of second-quarter GDP growth (to 4.6%). Strong corporate earnings also contributed to market gains, with a large number of U.S. companies exceeding consensus estimates for both revenues and earnings per share.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	3

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged.

Strong fourth-quarter results by the U.S. stock market helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following Fed Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive data reflecting an economy continuing to strengthen. November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand, keeping U.S. employers on pace to hire nearly three million workers during 2014—the most since 1999. In addition, the U.S. economy’s third-quarter growth rate was revised upward during the quarter, to 5.0%—its fastest pace in 11 years. Meanwhile, U.S. companies continued to report strong earnings during the quarter, providing an additional catalyst for stocks. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. During the fourth quarter, gasoline prices fell to their lowest levels in five years, according to the American Automobile Association.

As the U.S. churned forward, major economies elsewhere in the world faced significant ongoing challenges. Growth in China continued to slow, Japan remained in a recession that had begun the previous quarter, and Russia’s economy contracted for the first time since 2009 as the country struggled under the weight of slumping oil prices, international sanctions, and massive outflows of capital. In the eurozone, growth remained sluggish as member countries faced an environment of low demand, high unemployment, and weak business investment.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Strong fourth-quarter results by the U.S. stock market helped the S&P 500 Index deliver more than 50 record closes in 2014.

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

4	Wells Fargo Advantage VT Intrinsic Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Jeffrey Peck

Jean-Baptiste Nadal, CFA

Miguel E. Giaconi, CFA

Average annual total returns1 (%) as of December 31, 2014

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 2	5-6-1996	10.31	13.85	6.19	1.13	1.01
Russell 1000® Value Index[4]	–	13.45	15.42	7.30	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	5

Growth of $10,000 investment[5] as of December 31, 2014

1.	Historical performance shown for Class 2 of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Wells Fargo Advantage VT Equity Income Fund.

2.	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through April 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.00% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage VT Intrinsic Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000 Value Index, for the 12-month period that ended December 31, 2014.

■	Stock selection accounted for all of the Fund’s underperformance. Relative sector weightings, which are a by-product of our bottom-up security selection process, contributed to performance relative to the index during the period.

■	Security selection in the financials, consumer staples, and information technology (IT) sectors detracted from relative return. However, the negative effect was partially offset by an overweight to the IT sector, which was the best-performing sector in the index. Stock selection in the consumer discretionary and industrials sectors enhanced relative performance.

Stock selection was the primary source of underperformance during the 12-month period.

During the period, stock selection in the financials, consumer staples, and IT sectors detracted from relative performance. The negative effect was partially offset by an IT sector overweight. Primary detractors included wealth management services provider UBS Group AG in the financials sector, global premium spirits provider Diageo plc in the consumer staples sector, and semiconductor producer QUALCOMM Incorporated* in the IT sector.

Ten largest equity holdings[6] (%) as of December 31, 2014
The Walt Disney Company	3.26
Express Scripts Holding Company	3.21
Goldman Sachs Group Incorporated	3.18
BB&T Corporation	2.84
TRW Automotive Holdings Corporation	2.84
Time Warner Incorporated	2.75
The Procter & Gamble Company	2.75
Cigna Corporation	2.70
Chubb Corporation	2.66
The Boeing Company	2.63

Security selection in the consumer discretionary and industrials sectors enhanced relative performance. Top contributors included global auto parts supplier TRW Automotive Holdings Corporation in the consumer discretionary sector and supplier of sensors and controls Sensata Technologies Holding NV in the industrials sector.

The Fund’s non-U.S. holdings detracted from relative performance. However, we continue to maintain our global research perspective, which we believe allows us to fully understand the future investment potential of the companies in which we invest by providing context on their worldwide competitors, suppliers, and customers. We continue to have a positive long-term outlook for the

Fund’s non-U.S. investments—large, global companies located in developed, politically stable countries—and believe the portfolio is positioned to perform more favorably in the future.

Sector distribution[7] as of December 31, 2014

During the past 12 months, we added several high-quality investments to the Fund’s holdings and divested several positions according to our disciplined investment process.

The Fund’s energy sector underweight decreased with new investments in energy industry equipment manufacturer FMC Technologies Incorporated and exploration and production companies EOG Resources Incorporated and BG Group plc, despite the sale of integrated energy company Hess Corporation* and exploration and production company QEP Resources Incorporated*. The Fund gained exposure to the telecommunication services sector with the purchase of Verizon Communications Incorporated. The Fund’s IT sector overweight narrowed with the divestment of financial management software provider Intuit Incorporated* and technology solutions provider IBM Corporation*. We added to the Fund’s IT sector investments with purchases of software company Microsoft Corporation and money transfer and payment service provider The Western Union Company. Meanwhile, the overweight to the consumer discretionary sector decreased with sale of home-improvement retailer The Home Depot Incorporated* and specialty jewelry

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	7

retailer Tiffany & Company*, despite the purchase of hospitality company Marriott International Incorporated. The Fund’s financials sector underweight was reduced with the purchase of regional bank BB&T Corporation and property and casualty insurance company The Chubb Corporation. Those purchases were partially offset by the sale of regional bank Zions Bancorporation*. The Fund’s consumer staples sector overweight was reduced with the sale of American chocolatier The Hershey Company*, despite our purchases of global brewer Anheuser-Busch InBev and household and personal care products provider The Procter & Gamble Company.

We believe individual company fundamentals will ultimately determine security performance.

During 2014, investors experienced the lingering impacts of the U.S. Federal Reserve’s (Fed’s) quantitative easing–related bond-buying program. During the past several years, the Fed’s accommodative monetary policy and low-interest-rate environment encouraged investment in riskier assets, particularly equities. This environment has been challenging for us and other active managers as low-quality companies have tended to outperform high-quality companies. We believe high-quality investments shifted toward improved relative performance patterns during the fourth quarter and that the U.S. economy is poised for continued growth in 2015. In this environment, we expect high-quality companies with strong balance sheets and free cash flows should outperform lower-quality companies on both an absolute and relative basis. If the U.S. economy is negatively affected by slow growth in Europe or Asia or lower oil prices, we also anticipate high-quality companies could post stronger relative performance, although slower revenue growth could affect absolute returns.

We remain committed to our intrinsic value investment approach, seeking high-quality companies with stock prices that we believe are trading at a significant discount to our intrinsic value estimates and where we can identify catalysts that we believe may close the value gap over our investment horizon.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Intrinsic Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2014	Ending account value 12-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class 2
Actual	$1,000.00	$1,039.74	$5.14	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Intrinsic Value Fund	9

Security name	Shares	Value

Common Stocks: 98.51%

Consumer Discretionary: 12.66%

Auto Components: 2.83%
TRW Automotive Holdings Corporation †	12,762	$1,312,572

Hotels, Restaurants & Leisure: 2.00%
Marriott International Incorporated	11,884	927,309

Media: 6.01%
The Walt Disney Company	16,002	1,507,228
Time Warner Incorporated	14,921	1,274,552

		2,781,780

Textiles, Apparel & Luxury Goods: 1.82%
Kering Unsponsored ADR	43,906	840,800

Consumer Staples: 10.51%

Beverages: 5.85%
Anheuser-Busch InBev ADR	10,785	1,211,371
Diageo plc ADR	4,235	483,171
PepsiCo Incorporated	10,734	1,015,007

		2,709,549

Food Products: 1.91%
Unilever NV ADR	22,591	881,953

Household Products: 2.75%
The Procter & Gamble Company	13,970	1,272,527

Energy: 8.27%

Energy Equipment & Services: 3.80%
FMC Technologies Incorporated †	21,541	1,008,980
Schlumberger Limited	8,812	752,633

		1,761,613

Oil, Gas & Consumable Fuels: 4.47%
BG Group plc ADR	37,630	502,737
EOG Resources Incorporated	9,666	889,949
Occidental Petroleum Corporation	8,368	674,544

		2,067,230

Financials: 21.04%

Banks: 7.67%
BB&T Corporation	33,790	1,314,093
JPMorgan Chase & Company	18,103	1,132,886
SunTrust Banks Incorporated	26,303	1,102,096

		3,549,075

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Intrinsic Value Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Capital Markets: 10.71%
Charles Schwab Corporation	26,466	$799,009
Franklin Resources Incorporated	15,806	875,178
Goldman Sachs Group Incorporated	7,599	1,472,914
Northern Trust Corporation	15,638	1,054,001
UBS Group AG	44,437	757,651

		4,958,753

Insurance: 2.66%
Chubb Corporation	11,917	1,233,052

Health Care: 11.66%

Health Care Equipment & Supplies: 4.44%
Abbott Laboratories	26,310	1,184,476
Baxter International Incorporated	11,883	870,905

		2,055,381

Health Care Providers & Services: 5.91%
Cigna Corporation	12,129	1,248,195
Express Scripts Holding Company †	17,568	1,487,483

		2,735,678

Pharmaceuticals: 1.31%
AbbVie Incorporated	9,295	608,265

Industrials: 11.97%

Aerospace & Defense: 6.96%
Honeywell International Incorporated	11,695	1,168,564
Huntington Ingalls Industries Incorporated	7,430	835,578
The Boeing Company	9,365	1,217,263

		3,221,405

Air Freight & Logistics: 2.41%
United Parcel Service Incorporated Class B	10,031	1,115,146

Electrical Equipment: 2.60%
Sensata Technologies Holding NV †	23,026	1,206,793

Information Technology: 14.46%

Communications Equipment: 1.67%
QUALCOMM Incorporated	10,393	772,512

IT Services: 2.17%
The Western Union Company	56,088	1,004,536

Semiconductors & Semiconductor Equipment: 2.10%
Texas Instruments Incorporated	18,180	971,994

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Intrinsic Value Fund	11

Security name		Shares	Value

Software: 4.59%
Microsoft Corporation		20,391	$947,162
Oracle Corporation		26,236	1,179,833

			2,126,995

Technology Hardware, Storage & Peripherals: 3.93%
Apple Incorporated		8,236	909,090
EMC Corporation		30,630	910,936

			1,820,026

Materials: 1.97%

Chemicals: 1.97%
E.I. du Pont de Nemours & Company		12,310	910,201

Telecommunication Services: 1.51%

Diversified Telecommunication Services: 1.51%
Verizon Communications Incorporated		14,908	697,396

Utilities: 4.46%

Electric Utilities: 4.46%
NextEra Energy Incorporated		11,138	1,183,858
Northeast Utilities		16,464	881,153

			2,065,011

Total Common Stocks (Cost $32,798,282)			45,607,552

	Yield
Short-Term Investments: 2.12%

Investment Companies: 2.12%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	984,277	984,277

Total Short-Term Investments (Cost $984,277)			984,277

Total investments in securities (Cost $33,782,559) *	100.63%	46,591,829
Other assets and liabilities, net	(0.63)	(293,622)

Total net assets	100.00%	$46,298,207

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $33,787,158 and unrealized gains (losses) consists of:

Gross unrealized gains	$13,297,260
Gross unrealized losses	(492,589)

Net unrealized gains	$12,804,671

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Intrinsic Value Fund	Statement of assets and liabilities—December 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $32,798,282)	$45,607,552
In affiliated securities, at value (cost $984,277)	984,277

Total investments, at value (cost $33,782,559)	46,591,829
Receivable for Fund shares sold	13,300
Receivable for dividends	69,586
Receivable for securities lending income	18
Prepaid expenses and other assets	2,804

Total assets	46,677,537

Liabilities
Payable for investments purchased	205,341
Payable for Fund shares redeemed	97,893
Advisory fee payable	18,996
Distribution fee payable	10,231
Administration fee payable	5,320
Professional fees payable	32,483
Accrued expenses and other liabilities	9,066

Total liabilities	379,330

Total net assets	$46,298,207

NET ASSETS CONSIST OF
Paid-in capital	$27,112,741
Undistributed net investment income	362,775
Accumulated net realized gains on investments	6,013,421
Net unrealized gains on investments	12,809,270

Total net assets	$46,298,207

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 2	$46,298,207
Shares outstanding – Class 2[1]	2,240,455
Net asset value per share – Class 2	$20.66

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2014	Wells Fargo Advantage VT Intrinsic Value Fund	13

Investment income
Dividends (net of foreign withholding taxes of $12,759)	$843,186
Securities lending income, net	2,495
Income from affiliated securities	1,053

Total investment income	846,734

Expenses
Advisory fee	266,166
Administration fee	62,912
Distribution fee
Class 2	120,984
Custody and accounting fees	8,305
Professional fees	42,343
Shareholder report expenses	4,658
Trustees’ fees and expenses	11,858
Other fees and expenses	3,985

Total expenses	521,211
Less: Fee waivers and/or expense reimbursements	(37,274)

Net expenses	483,937

Net investment income	362,797

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	6,916,346
Net change in unrealized gains (losses) on investments	(2,563,404)

Net realized and unrealized gains (losses) on investments	4,352,942

Net increase in net assets resulting from operations	$4,715,739

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Intrinsic Value Fund	Statement of changes in net assets

	Year ended December 31, 2014		Year ended December 31, 2013

Operations
Net investment income		$362,797		$367,818
Net realized gains on investments		6,916,346		5,759,618
Net change in unrealized gains (losses) on investments		(2,563,404)		6,914,033

Net increase in net assets resulting from operations		4,715,739		13,041,469

Distributions to shareholders from
Net investment income – Class 2		(367,828)		(511,372)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	68,901	1,337,139	224,079	3,709,143
Reinvestment of distributions – Class 2	18,521	367,828	29,800	511,372
Payment for shares redeemed – Class 2	(568,515)	(11,100,349)	(714,028)	(11,967,978)

Net decrease in net assets resulting from capital share transactions		(9,395,382)		(7,747,463)

Total increase (decrease) in net assets		(5,047,471)		4,782,634

Net assets
Beginning of period		51,345,678		46,563,044

End of period		$46,298,207		$51,345,678

Undistributed net investment income		$362,775		$367,806

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Intrinsic Value Fund	15

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$18.87	$14.63	$12.42	$12.76	$11.31
Net investment income	0.18	0.15	0.18	0.18	0.16
Net realized and unrealized gains (losses) on investments	1.76	4.27	2.22	(0.45)	1.39

Total from investment operations	1.94	4.42	2.40	(0.27)	1.55
Distributions to shareholders from
Net investment income	(0.15)	(0.18)	(0.19)	(0.07)	(0.10)
Net asset value, end of period	$20.66	$18.87	$14.63	$12.42	$12.76
Total return	10.31%	30.30%	19.47%	(2.15)%	13.83%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.12%	1.14%	1.17%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.75%	0.74%	1.07%	1.17%	1.29%
Supplemental data
Portfolio turnover rate	26%	22%	22%	26%	72%
Net assets, end of period (000s omitted)	$46,298	$51,346	$46,563	$46,285	$58,832

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Wells Fargo Advantage VT Equity Income Fund and Wells Fargo Advantage VT C&B Large Cap Value Fund. Wells Fargo Advantage VT Equity Income Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Wells Fargo Advantage VT Equity Income Fund.

2.	After the close of business on July 16, 2010, existing shares of Wells Fargo Advantage VT Equity Income Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Intrinsic Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in FASB Accounting Standards Codification 946. These financial statements report on the Wells Fargo Advantage VT Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”).

Notes to financial statements	Wells Fargo Advantage VT Intrinsic Value Fund	17

The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

18	Wells Fargo Advantage VT Intrinsic Value Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$5,862,461	$0	$0	$5,862,461
Consumer staples	4,864,029	0	0	4,864,029
Energy	3,828,843	0	0	3,828,843
Financials	9,740,880	0	0	9,740,880
Health care	5,399,324	0	0	5,399,324
Industrials	5,543,344	0	0	5,543,344
Information technology	6,696,063	0	0	6,696,063
Materials	910,201	0	0	910,201
Telecommunication services	697,396	0	0	697,396
Utilities	2,065,011	0	0	2,065,011

Short-term investments
Investment companies	984,277	0	0	984,277
Total assets	$46,591,829	$0	$0	$46,591,829

Transfers in and transfers out are recognized at the end of the reporting period. At December 31, 2014, common stocks with a market value of $840,800 were transferred from Level 2 to Level 1 because of an increase in the market activity of these securities. At December 31, 2014, there were no transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2014, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Administration fee

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual administration fee starting at 0.13% and declining to 0.11% as the average daily net assets of the Fund increase.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Wells Fargo Advantage VT Intrinsic Value Fund	19

Distribution fee

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2014 were $12,408,634 and $19,509,311, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2014, the Fund paid $75 in commitment fees.

For the year ended December 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $367,828 and $511,372 of ordinary income for the years ended December 31, 2014 and December 31,2013, respectively.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$362,775	$6,018,020	$12,804,671

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

20	Wells Fargo Advantage VT Intrinsic Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Intrinsic Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Intrinsic Value Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

Other information (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	21

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Wells Fargo Advantage VT Intrinsic Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Intrinsic Value Fund	23

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	Leroy Keith, Jr. retired as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

24	Wells Fargo Advantage VT Intrinsic Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

230414 02-15 AVT4/AR150 12-14

Wells Fargo Advantage VT Omega Growth Fund

Annual Report

December 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Omega Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Omega Growth Fund for the 12-month period that ended December 31, 2014. Improving U.S. economic data and strong corporate earnings helped drive positive returns for U.S. stocks overall in 2014. In contrast, many economies and markets elsewhere in the world faced significant ongoing challenges during the period.

2014’s fitful start gave way to a rally that carried through the second quarter of 2014.

Following a difficult first quarter for the U.S. economy—when unusually harsh weather kept consumers at home, disrupted business activities, and ultimately drove a 2.1% contraction in real gross domestic product (GDP)—the second quarter of 2014 brought warmer temperatures, and the U.S. economy picked up steam. Investors were heartened by encouraging economic data, driving stocks higher. In Europe, signs of economic improvement faded when GDP stagnated during the second quarter. Although select peripheral countries, such as Spain and Portugal, provided bright spots, some of Europe’s larger economies were pressured by weak economic growth and potential deflation. European stock returns generally were positive but lackluster.

U.S. Federal Reserve (Fed) officials continued winding down their bond-buying program during the second quarter, leaving it on pace to end in 2014. They also revisited the question of when to begin raising short-term interest rates from near zero and released new projections showing rates rising more than previously expected in 2015 and 2016; however, they slightly reduced their projections for rates over the longer term. The markets took this information in stride, with both U.S. stocks and bonds rallying.

Positive U.S. economic data—but increased tensions abroad—led to heightened volatility in the third quarter of 2014.

The third quarter brought a series of stock market surges that were interrupted by bouts of volatility as interest-rate concerns in the U.S. and increased tensions abroad triggered heightened investor uncertainty. In July, an escalating Russia/Ukraine situation and a growing perception that the Fed would raise short-term interest rates sooner than expected caused investors to pull back toward month-end; as a result, the S&P 500 Index1 dropped into negative territory for its overall monthly return. However, August brought a bounce-back—the S&P 500 Index delivered its largest monthly gain since February 2014 on a string of positive economic news, led by an upwardly revised 4.2% estimate of second-quarter 2014 GDP growth. Then, in September, stock market volatility rose as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East. Signs of slowing growth in Europe and China also concerned investors. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by another upward revision of second-quarter GDP growth (to 4.6%). Strong corporate earnings also contributed to market gains, with a large number of U.S. companies exceeding consensus estimates for both revenues and earnings per share.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	3

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged.

Strong fourth-quarter results by the U.S. stock market helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following Fed Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive data reflecting an economy continuing to strengthen. November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand, keeping U.S. employers on pace to hire nearly three million workers during 2014—the most since 1999. In addition, the U.S. economy’s third-quarter growth rate was revised upward during the quarter, to 5.0%—its fastest pace in 11 years. Meanwhile, U.S. companies continued to report strong earnings during the quarter, providing an additional catalyst for stocks. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. During the fourth quarter, gasoline prices fell to their lowest levels in five years, according to the American Automobile Association.

As the U.S. churned forward, major economies elsewhere in the world faced significant ongoing challenges. Growth in China continued to slow, Japan remained in a recession that had begun the previous quarter, and Russia’s economy contracted for the first time since 2009 as the country struggled under the weight of slumping oil prices, international sanctions, and massive outflows of capital. In the eurozone, growth remained sluggish as member countries faced an environment of low demand, high unemployment, and weak business investment.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Strong fourth-quarter results by the U.S. stock market helped the S&P 500 Index deliver more than 50 record closes in 2014.

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

4	Wells Fargo Advantage VT Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Average annual total returns (%) as of December 31, 2014

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 1	3-6-1997	4.09	14.85	9.95	0.79	0.75
Class 2	7-31-2002	3.86	14.57	9.67	1.04	1.00
Russell 3000® Growth Index[3]	–	12.44	15.89	8.50	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	5

Growth of $10,000 investment[4] as of December 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

2.	The Adviser has committed through April 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth Index or the Russell 2000® Growth Index. You cannot invest directly in an index.

4.	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage VT Omega Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund lagged its benchmark, the Russell 3000 Growth Index, for the 12-month period that ended December 31, 2014.

■	Stock selection in the energy and information technology (IT) sectors challenged relative performance; stock selection in the telecommunication services and health care sectors contributed positively to the Fund’s results.

Overall, 2014 was a good year for the U.S. economy and stock market.

Encouraging U.S. economic data, coupled with strong corporate earnings, drove positive U.S. stock returns for 2014 as measured by the S&P 500 Index5. U.S. stocks (led by larger caps) outperformed most international markets for the year despite near-constant market volatility driven by a series of geopolitical and macroeconomic issues, such as the potential for a U.S. interest-rate increase earlier than many investors had anticipated and the situation in Ukraine. The heightened uncertainty drove stock investors to at times seek the perceived safety of larger-cap stocks with lower relative valuations and higher dividend yields. This investor trend was especially evident during the two-month period from early March through early May 2014 when higher-valuation, higher-growth companies significantly underperformed slower-growing companies.

Ten largest equity holdings[6] (%) as of December 31, 2014
Facebook Incorporated Class A	3.44
Apple Incorporated	2.90
Comcast Corporation Class A	2.70
Liberty Global plc Class C	2.65
IntercontinentalExchange Group Incorporated	2.60
SBA Communications Corporation Class A	2.56
Visa Incorporated Class A	2.37
Gilead Sciences Incorporated	2.20
Micron Technology Incorporated	2.16
AbbVie Incorporated	2.06

We believe that, in any market environment, a portfolio’s construction must balance risk and return. We strive to provide this balance through a portfolio composed of three distinct types of growth companies. Core growth holdings (typically 40%–50% of assets) are companies that we believe have stable growth records, proven management teams, and relatively low volatility. Developing situations (typically 40%–50% of assets) are firms we believe are entering a period of accelerated growth driven by a new product, business plan, or management team. The remainder of the portfolio (typically 5%–10% of assets) is dedicated to valuation opportunities—holdings we believe carry above-average growth potential and relatively high volatility. Our conviction level drives each stock’s relative weight in the portfolio. This direct relationship helps us position our highest-conviction ideas to potentially make a significant impact on performance.

Results from the energy and IT sectors challenged the Fund’s relative performance.

Positioning in the energy sector weighed on results. Our fundamentally based investment process tends to be challenged when stock prices are driven by macroeconomic factors rather than company-specific fundamentals. This dynamic was apparent during the second half of 2014 as weak global demand and an increasing oil supply caused crude-oil prices to fall precipitously, causing a widespread sell-off in energy stocks. Portfolio holdings Antero Resources Corporation and Pioneer Natural Resources Company were negatively affected and detracted from returns.

Positioning in the IT sector hindered relative performance. As investors shed higher-valuation stocks early in 2014, IT holdings suffered because the innovation implicit in these stocks often drives premium valuations. Furthermore, investors nervous about the macroenvironment responded by rotating to slower-growing, blue-chip IT stocks that tended not to possess the requisite level of growth or innovation to merit inclusion in the Fund.

Holdings in health care and telecommunication services contributed positively to results.

Security selection in the telecommunication services sector contributed positively to performance. Firms with a high level of earnings visibility garnered considerable interest in a stock market that was ripe with uncertainty. Longtime portfolio holding SBA Communications Corporation, an owner of cellular towers, is a prime example of a high-earnings-visibility stock. SBA’s growth has been driven by the spending required to support the secular growth of smartphones and mobile video and data consumption. Network density and the increased demand for towers have led to strong leasing revenue.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	7

Also, SBA may continue participating in industry consolidation domestically and internationally via carrier-tower acquisition. These factors helped propel SBA’s shares higher in 2014.

Within the health care sector, our overweight to the biotechnology industry contributed positively to Fund performance. Biotech holding Celgene Corporation had been pressured early in 2014 on concerns that Revlimid, a blood cancer drug and Celgene’s biggest growth driver, could go generic sooner than anticipated. Based on our research, we believed these concerns were overdone and maintained the position. Our conviction was rewarded as Celgene continued to deliver strong results. Alexion Pharmaceuticals Incorporated* also benefited Fund performance, driven by growth in geographic approvals and additional indications of the company’s core drug, Soliris.

Sector distribution[7] as of December 31, 2014

We look forward to 2015.

As 2014 ended, the U.S. economy clearly was moving forward. We believe falling gas prices, a healthier job market, stable home values, and a stronger U.S. dollar could lead U.S. consumers to increase spending in 2015, which could initiate a cycle of rising business investment. However, we are not certain the U.S. economy is ready to shift into high gear. Global deflation, the impact of a rising U.S. dollar on international economies, and the recent collapse in commodity prices are major unresolved concerns that may hamper the U.S. economy in 2015.

Despite the Fund’s relative underperformance in 2014, we remain committed to our investment process. Many Fund holdings have continued to benefit from consolidation, have expanded capacity, and have taken market share. We have strong conviction in these holdings, and we believe a catalyst may eventually emerge that will lead investors to increasingly recognize the attractive valuations of high-growth companies and more consistently reward those offering strong, sustainable growth.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2014	Ending account value 12-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class 1
Actual	$1,000.00	$1,020.03	$3.82	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2
Actual	$1,000.00	$1,019.33	$5.09	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Omega Growth Fund	9

Security name	Shares	Value

Common Stocks: 98.81%

Consumer Discretionary: 21.84%

Auto Components: 1.21%
Delphi Automotive plc	17,630	$1,282,054

Distributors: 1.85%
LKQ Corporation †	69,970	1,967,556

Hotels, Restaurants & Leisure: 2.57%
Chipotle Mexican Grill Incorporated †	2,700	1,848,177
MGM Resorts International †	41,500	887,270

		2,735,447

Internet & Catalog Retail: 1.74%
Amazon.com Incorporated †	5,950	1,846,583

Leisure Products: 0.95%
Polaris Industries Incorporated	6,656	1,006,653

Media: 8.58%
Comcast Corporation Class A	49,500	2,871,495
Liberty Global plc Class C †	58,222	2,812,705
Time Warner Incorporated	18,800	1,605,896
Twenty-First Century Fox Incorporated	47,400	1,820,397

		9,110,493

Specialty Retail: 1.56%
Advance Auto Parts Incorporated	10,420	1,659,698

Textiles, Apparel & Luxury Goods: 3.38%
Carter’s Incorporated	18,400	1,606,504
Under Armour Incorporated Class A †	29,260	1,986,754

		3,593,258

Consumer Staples: 1.52%

Beverages: 1.52%
Constellation Brands Incorporated Class A †	16,460	1,615,878

Energy: 3.16%

Energy Equipment & Services: 1.26%
Halliburton Company	27,400	1,077,642
Nabors Industries Limited	20,500	266,090

		1,343,732

Oil, Gas & Consumable Fuels: 1.90%
Antero Resources Corporation †«	13,049	529,528
Pioneer Natural Resources Company	8,342	1,241,707
Sanchez Energy Corporation †«	26,364	244,922

		2,016,157

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Omega Growth Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Financials: 8.57%

Banks: 0.81%
Texas Capital Bancshares Incorporated †	15,819	$859,446

Capital Markets: 3.16%
Affiliated Managers Group Incorporated †	8,139	1,727,421
Raymond James Financial Incorporated	28,431	1,628,812

		3,356,233

Diversified Financial Services: 4.32%
IntercontinentalExchange Group Incorporated	12,600	2,763,054
McGraw Hill Financial Incorporated	20,600	1,832,988

		4,596,042

Insurance: 0.17%
eHealth Incorporated †	7,237	180,346

REITs: 0.11%
Outfront Media Incorporated	4,268	113,092

Health Care: 20.14%

Biotechnology: 8.67%
Biogen IDEC Incorporated †	5,970	2,026,517
Celgene Corporation †	18,880	2,111,917
Gilead Sciences Incorporated †	24,836	2,341,041
Puma Biotechnology Incorporated †	2,700	511,029
Regeneron Pharmaceuticals Incorporated †	1,400	574,350
Vertex Pharmaceuticals Incorporated †	13,900	1,651,320

		9,216,174

Health Care Providers & Services: 6.02%
Community Health Systems Incorporated †	24,400	1,315,648
DaVita HealthCare Partners Incorporated †	18,200	1,378,468
Envision Healthcare Holdings Incorporated †	47,151	1,635,668
McKesson Corporation	9,960	2,067,497

		6,397,281

Pharmaceuticals: 5.45%
AbbVie Incorporated	33,500	2,192,240
Bristol-Myers Squibb Company	16,210	956,876
Eli Lilly & Company	9,900	683,001
Perrigo Company plc	11,700	1,955,772

		5,787,889

Industrials: 11.83%

Airlines: 1.41%
Delta Air Lines Incorporated	30,390	1,494,884

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Omega Growth Fund	11

Security name	Shares	Value

Machinery: 4.76%
Allison Transmission Holdings Incorporated	33,800	$1,145,820
Cummins Incorporated	11,400	1,643,538
Proto Labs Incorporated †«	16,772	1,126,408
Wabtec Corporation	13,200	1,146,948

		5,062,714

Professional Services: 0.80%
IHS Incorporated Class A †	7,423	845,331

Road & Rail: 3.55%
Canadian Pacific Railway Limited	8,300	1,599,327
Old Dominion Freight Line Incorporated †	17,400	1,350,936
Swift Transportation Company †	28,600	818,818

		3,769,081

Trading Companies & Distributors: 1.31%
United Rentals Incorporated †	13,650	1,392,437

Information Technology: 27.42%

Communications Equipment: 1.52%
Palo Alto Networks Incorporated †	13,148	1,611,550

Electronic Equipment, Instruments & Components: 2.69%
Cognex Corporation †	29,000	1,198,570
FLIR Systems Incorporated	10,789	348,593
TE Connectivity Limited	20,800	1,315,600

		2,862,763

Internet Software & Services: 8.31%
Alibaba Group Holding Limited ADR †	10,185	1,058,629
Facebook Incorporated Class A †	46,905	3,659,528
Google Incorporated Class A †	1,680	891,509
Google Incorporated Class C †	3,480	1,831,872
LinkedIn Corporation Class A †	3,600	826,956
Yelp Incorporated †	10,139	554,907

		8,823,401

IT Services: 4.80%
Alliance Data Systems Corporation †	4,300	1,230,015
Vantiv Incorporated Class A †	40,118	1,360,803
Visa Incorporated Class A	9,586	2,513,449

		5,104,267

Semiconductors & Semiconductor Equipment: 2.16%
Micron Technology Incorporated †	65,400	2,289,654

Software: 3.57%
Salesforce.com Incorporated †	23,720	1,406,833
ServiceNow Incorporated †	18,480	1,253,868

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Omega Growth Fund	Portfolio of investments—December 31, 2014

Security name		Shares	Value

Software (continued)
Workday Incorporated Class A †		13,900	$1,134,379

			3,795,080

Technology Hardware, Storage & Peripherals: 4.37%
Apple Incorporated		27,920	3,081,810
Western Digital Corporation		14,100	1,560,870

			4,642,680

Materials: 1.77%

Chemicals: 1.77%
Monsanto Company		15,785	1,885,833

Telecommunication Services: 2.56%

Wireless Telecommunication Services: 2.56%
SBA Communications Corporation Class A †		24,560	2,720,266

Total Common Stocks (Cost $81,956,567)			104,983,953

	Yield
Short-Term Investments: 2.48%

Investment Companies: 2.48%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	1,839,824	1,839,824
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08	789,414	789,414

Total Short-Term Investments (Cost $2,629,238)			2,629,238

Total investments in securities (Cost $84,585,805) *	101.29%	107,613,191
Other assets and liabilities, net	(1.29)	(1,367,891)

Total net assets	100.00%	$106,245,300

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $84,869,945 and unrealized gains (losses) consists of:

Gross unrealized gains	$25,424,063
Gross unrealized losses	(2,680,817)

Net unrealized gains	$22,743,246

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2014	Wells Fargo Advantage VT Omega Growth Fund	13

Assets
Investments
In unaffiliated securities (including $1,799,655 of securities loaned), at value (cost $81,956,567)	$104,983,953
In affiliated securities, at value (cost $2,629,238)	2,629,238

Total investments, at value (cost $84,585,805)	107,613,191
Cash	47,043
Receivable for investments sold	1,301,786
Receivable for Fund shares sold	316,061
Receivable for dividends	23,277
Receivable for securities lending income	515
Prepaid expenses and other assets	3,140

Total assets	109,305,013

Liabilities
Payable for investments purchased	988,647
Payable for Fund shares redeemed	98,785
Payable upon receipt of securities loaned	1,839,824
Advisory fee payable	51,491
Distribution fee payable	13,072
Administration fees payable	12,218
Accrued expenses and other liabilities	55,676

Total liabilities	3,059,713

Total net assets	$106,245,300

NET ASSETS CONSIST OF
Paid-in capital	$70,794,671
Accumulated net investment loss	(1,964)
Accumulated net realized gains on investments	12,425,204
Net unrealized gains on investments	23,027,389

Total net assets	$106,245,300

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$47,209,801
Shares outstanding – Class 1[1]	1,712,090
Net asset value per share – Class 1	$27.57
Net assets – Class 2	$59,035,499
Shares outstanding – Class 2[1]	2,195,772
Net asset value per share – Class 2	$26.89

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Omega Growth Fund	Statement of operations—year ended December 31, 2014

Investment income
Dividends (net of foreign withholding taxes of $1,261)	$739,310
Securities lending income, net	3,426
Income from affiliated securities	704

Total investment income	743,440

Expenses
Advisory fee	631,162
Administration fees
Fund level	57,378
Class 1	41,111
Class 2	50,695
Distribution fee
Class 2	158,422
Custody and accounting fees	16,954
Professional fees	42,975
Shareholder report expenses	4,504
Trustees’ fees and expenses	9,509
Other fees and expenses	5,366

Total expenses	1,018,076
Less: Fee waivers and/or expense reimbursements	(3,987)

Net expenses	1,014,089

Net investment loss	(270,649)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	18,818,280
Net change in unrealized gains (losses) on investments	(14,397,747)

Net realized and unrealized gains (losses) on investments	4,420,533

Net increase in net assets resulting from operations	$4,149,884

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage VT Omega Growth Fund	15

	Year ended December 31, 2014		Year ended December 31, 2013

Operations
Net investment loss		$(270,649)		$(297,870)
Net realized gains on investments		18,818,280		24,911,776
Net change in unrealized gains (losses) on investments		(14,397,747)		14,652,681

Net increase in net assets resulting from operations		4,149,884		39,266,587

Distributions to shareholders from
Net investment income
Class 1		0		(204,541)
Class 2		0		(87,333)
Net realized gains
Class 1		(10,058,181)		(4,218,654)
Class 2		(12,505,884)		(5,377,169)

Total distributions to shareholders		(22,564,065)		(9,887,697)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	133,823	4,061,419	249,132	7,209,887
Class 2	157,458	4,688,183	110,803	3,160,430

		8,749,602		10,370,317

Reinvestment of distributions
Class 1	373,632	10,058,181	159,971	4,423,195
Class 2	475,870	12,505,884	201,049	5,464,502

		22,564,065		9,887,697

Payment for shares redeemed
Class 1	(499,773)	(14,593,587)	(576,458)	(16,662,911)
Class 2	(570,468)	(16,585,288)	(669,579)	(18,890,390)

		(31,178,875)		(35,553,301)

Net increase (decrease) in net assets resulting from capital share transactions		134,792		(15,295,287)

Total increase (decrease) in net assets		(18,279,389)		14,083,603

Net assets
Beginning of period		124,524,689		110,441,086

End of period		$106,245,300		$124,524,689

Accumulated net investment loss		$(1,964)		$(2,191)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$32.78	$25.56	$22.78	$24.26	$20.42
Net investment income (loss)	(0.03)	(0.01)	0.11	(0.06)	0.03
Net realized and unrealized gains (losses) on investments	1.22	9.81	4.43	(1.21)	3.98

Total from investment operations	1.19	9.80	4.54	(1.27)	4.01
Distributions to shareholders from
Net investment income	0.00	(0.12)	0.00	0.00	(0.17)
Net realized gains	(6.40)	(2.46)	(1.76)	(0.21)	0.00

Total distributions to shareholders	(6.40)	(2.58)	(1.76)	(0.21)	(0.17)
Net asset value, end of period	$27.57	$32.78	$25.56	$22.78	$24.26
Total return	4.09%	40.22%	20.76%	(5.36)%	19.79%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.79%	0.80%	0.80%	0.75%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.74%
Net investment income (loss)	(0.10)%	(0.12)%	0.40%	(0.27)%	0.01%
Supplemental data
Portfolio turnover rate	88%	95%	93%	110%	160%
Net assets, end of period (000s omitted)	$47,210	$55,867	$47,842	$45,293	$54,246

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Evergreen VA Omega Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class 1 of Evergreen VA Omega Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Omega Growth Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$32.19	$25.13	$22.48	$24.00	$20.19
Net investment income (loss)	(0.10)	(0.12)	0.02	(0.14)	(0.07)[2]
Net realized and unrealized gains (losses) on investments	1.20	9.68	4.39	(1.17)	3.99

Total from investment operations	1.10	9.56	4.41	(1.31)	3.92
Distributions to shareholders from
Net investment income	0.00	(0.04)	0.00	0.00	(0.11)
Net realized gains	(6.40)	(2.46)	(1.76)	(0.21)	0.00

Total distributions to shareholders	(6.40)	(2.50)	(1.76)	(0.21)	(0.11)
Net asset value, end of period	$26.89	$32.19	$25.13	$22.48	$24.00
Total return	3.86%	39.88%	20.39%	(5.54)%	19.48%
Ratios to average net assets (annualized)
Gross expenses	1.00%	1.04%	1.05%	1.05%	1.01%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.35)%	(0.37)%	0.12%	(0.52)%	(0.34)%
Supplemental data
Portfolio turnover rate	88%	95%	93%	110%	160%
Net assets, end of period (000s omitted)	$59,035	$68,658	$62,599	$66,756	$83,224

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen VA Omega Fund and Wells Fargo Advantage VT Large Company Growth Fund. Evergreen VA Omega Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class 2 of Evergreen VA Omega Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Omega Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in FASB Accounting Standards Codification 946. These financial statements report on the Wells Fargo Advantage VT Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”).

Notes to financial statements	Wells Fargo Advantage VT Omega Growth Fund	19

The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At December 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$270,876	$(270,876)

As of December 31, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2015	2016	2017
$982,505	$2,303,740	$771,379

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

20	Wells Fargo Advantage VT Omega Growth Fund	Notes to financial statements

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$23,201,742	$0	$0	$23,201,742
Consumer staples	1,615,878	0	0	1,615,878
Energy	3,359,889	0	0	3,359,889
Financials	9,105,159	0	0	9,105,159
Health care	21,401,344	0	0	21,401,344
Industrials	12,564,447	0	0	12,564,447
Information technology	29,129,395	0	0	29,129,395
Materials	1,885,833	0	0	1,885,833
Telecommunication services	2,720,266	0	0	2,720,266

Short-term investments
Investment companies	789,414	1,839,824	0	2,629,238
Total assets	$105,773,367	$1,839,824	$0	$107,613,191

Transfers in and transfers out are recognized at the end of the reporting period. At December 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. For the year ended December 31, 2014, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer

Notes to financial statements	Wells Fargo Advantage VT Omega Growth Fund	21

agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2014 were $100,655,911 and $123,844,278, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2014, the Fund paid $180 in commitment fees.

For the year ended December 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	Year ended December 31
	2014	2013
Ordinary income	$3,838,065	$291,874
Long-term capital gain	18,726,000	9,595,823

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$819,441	$15,947,530	$22,743,246	$(4,057,624)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

22	Wells Fargo Advantage VT Omega Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Omega Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Omega Growth Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

Other information (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	23

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 13.93% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $18,726,000 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Advantage VT Omega Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Omega Growth Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. retired as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

26	Wells Fargo Advantage VT Omega Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

230415 02-15 AVT5/AR151 12-14

Wells Fargo Advantage VT Opportunity FundSM

Annual Report

December 31, 2014

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The views expressed and any forward-looking statements are as of December 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Opportunity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Opportunity Fund for the 12-month period that ended December 31, 2014. Improving U.S. economic data and strong corporate earnings helped drive positive returns for U.S. stocks overall in 2014. In contrast, many economies and markets elsewhere in the world faced significant ongoing challenges during the period.

2014’s fitful start gave way to a rally that carried through the second quarter of 2014.

Following a difficult first quarter for the U.S. economy—when unusually harsh weather kept consumers at home, disrupted business activities, and ultimately drove a 2.1% contraction in real gross domestic product (GDP)—the second quarter of 2014 brought warmer temperatures, and the U.S. economy picked up steam. Investors were heartened by encouraging economic data, driving stocks higher. In Europe, signs of economic improvement faded when GDP stagnated during the second quarter. Although select peripheral countries, such as Spain and Portugal, provided bright spots, some of Europe’s larger economies were pressured by weak economic growth and potential deflation. European stock returns generally were positive but lackluster.

U.S. Federal Reserve (Fed) officials continued winding down their bond-buying program during the second quarter, leaving it on pace to end in 2014. They also revisited the question of when to begin raising short-term interest rates from near zero and released new projections showing rates rising more than previously expected in 2015 and 2016; however, they slightly reduced their outlook for rates over the longer term. The markets took this information in stride, with both U.S. stocks and bonds rallying.

Positive U.S. economic data—but increased tensions abroad—led to heightened volatility in the third quarter of 2014.

The third quarter brought a series of stock market surges that were interrupted by bouts of volatility as interest-rate concerns in the U.S. and increased tensions abroad triggered heightened investor uncertainty. In July, an escalating Russia/Ukraine situation and a growing perception that the Fed would raise short-term interest rates sooner than expected caused investors to pull back toward month-end; as a result, the S&P 500 Index1 dropped into negative territory for its overall monthly return. However, August brought a bounce-back—the S&P 500 Index delivered its largest monthly gain since February 2014 on a string of positive economic news, led by an upwardly revised 4.2% estimate of second-quarter 2014 GDP growth. Then, in September, stock market volatility rose as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East. Signs of slowing growth in Europe and China also concerned investors. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by another upward revision of second-quarter GDP growth (to 4.6%). Strong corporate earnings also contributed to market gains, with a large number of U.S. companies exceeding consensus estimates for both revenues and earnings per share.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Opportunity Fund	3

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged.

Strong fourth-quarter results by the U.S. stock market helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following Fed Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive data reflecting an economy continuing to strengthen. November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand, keeping U.S. employers on pace to hire nearly three million workers during 2014—the most since 1999. In addition, the U.S. economy’s third-quarter growth rate was revised upward during the quarter, to 5.0%—its fastest pace in 11 years. Meanwhile, U.S. companies continued to report strong earnings during the quarter, providing an additional catalyst for stocks. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. During the fourth quarter, gasoline prices fell to their lowest levels in five years, according to the American Automobile Association.

As the U.S. churned forward, major economies elsewhere in the world faced significant ongoing challenges. Growth in China continued to slow, Japan remained in a recession that had begun the previous quarter, and Russia’s economy contracted for the first time since 2009 as the country struggled under the weight of slumping oil prices, international sanctions, and massive outflows of capital. In the eurozone, growth remained sluggish as member countries faced an environment of low demand, high unemployment, and weak business investment.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Strong fourth-quarter results by the U.S. stock market helped the S&P 500 Index deliver more than 50 record closes in 2014.

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

4	Wells Fargo Advantage VT Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Ann M. Miletti

Average annual total returns1 (%) as of December 31, 2014

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	8-26-2011	10.70	14.47	8.43	0.85	0.76
Class 2	5-8-1992	10.42	14.28	8.34	1.10	1.01
Russell 3000® Index[4]	–	12.56	15.63	7.94	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Opportunity Fund	5

Growth of $10,000 investment[5] as of December 31, 2014

1.	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through April 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.75% for Class 1 and 1.00% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

5.	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage VT Opportunity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 3000 Index, for the 12-month period that ended December 31, 2014.

■	Stock selection in the energy and materials sectors detracted from performance. Also, a moderate allocation to cash and lack of exposure to utilities hindered relative results.

■	Stock selection added value in the consumer staples and industrials sectors. Lack of exposure to the telecommunication services sector also was beneficial.

The broad U.S. stock market, as represented by the Russell 3000 Index, generally rose at a moderate rate over the 12-month reporting period. Stocks benefited from a variety of factors, including continuation of quantitative easing and maintenance of very low interest rates by the U.S. Federal Reserve, growth in gross domestic product, improving employment data, and generally improving economic conditions. In these favorable circumstances, investors continued to seek the potentially higher returns of stocks. Different from the previous 12-month reporting period that ended December 31, 2013, during which many companies experienced increasing valuations due to multiple expansion, the most recent reporting period saw companies benefiting from improving fundamentals with growth in revenues and earnings. In this environment, and with the expectation of tighter U.S. monetary policy to come, we continued to look for well-positioned companies—those with good business models, strong management teams, and healthy cash flows—trading at attractive discounts relative to their private market valuations (PMVs). The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity.

Stock selection in several sectors held back investment results.

For the Fund, 2014’s biggest story was the falling price of crude oil and its negative impact on the energy sector. After a slight run-up during the first half of the year, crude oil’s price fell dramatically during the second half of 2014, affecting almost every business in the energy sector in some way. Companies providing services and products in this sector were hit hard, including Halliburton Company, Weatherford International Limited, and Cameron International Corporation. Oil and gas exploration and production companies were not spared, including Denbury Resources Incorporated* and Range Resources Corporation.

In the materials sector, the Fund’s holdings in the containers and packaging industry were significant detractors from performance. Owens-Illinois Incorporated, a maker of glass containers and other packaging for beverages and pharmaceuticals, was affected by overcapacity in Europe and declined. Lack of exposure to the utilities sector and a modest allocation to cash also detracted. Utilities, which are not a good fit for our investment process, rose during the period due to the low-interest-rate environment. The Fund’s allocation to cash was transitional and not reflective of our view of the market.

Our discipline allows us to be patient with stocks that currently may be out of favor in the market. As 2014 began, our expectations for the year included an improving economic environment and stock values driven primarily by increasing earnings and revenues rather than by multiple expansion; these expectations were realized during the course of 2014.

Ten largest equity holdings[6] (%) as of December 31, 2014
Apollo Group Incorporated	1.81
ACE Limited	1.71
Red Hat Incorporated	1.63
PNC Financial Services Group Incorporated	1.60
American International Group Incorporated	1.60
Check Point Software Technologies Limited	1.58
Bio-Rad Laboratories Incorporated Class A	1.54
Johnson Controls Incorporated	1.54
Target Corporation	1.53
Thermo Fisher Scientific Incorporated	1.50

Fund performance benefited from stock selection in consumer staples and industrials.

Increased consumer cash flow due to lower energy and food costs, higher income levels, and lower financial obligations helped the consumer staples sector as a whole. The Kroger Company, which operates retail food and drug stores, rose significantly. Mead Johnson Nutrition Company, which produces infant nutrition products, also contributed positively; the firm benefited from a growing middle class in emerging countries.

In the industrials sector, steady-yet-modest economic growth supported a number of the Fund’s holdings, such as Republic Services Incorporated, a provider of

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Opportunity Fund	7

nonhazardous waste management and recycling services. Also, the airline industry performed well, especially Delta Air Lines Incorporated*, and United Continental Holdings Incorporated. Capacity discipline, aided by enhanced efficiencies and industry consolidation, led to greater profitability in the airline industry. High valuations and changing fundamentals kept us out of the telecommunication services sector for the period, which proved to be beneficial.

Sector distribution[7] as of December 31, 2014

Our disciplined investment process enables us to be keenly aware of both price and enterprise value on a company-by-company basis. Through our proprietary database of company acquisitions across industries, sectors, and time frames, we are able to maintain a steady foundation for assessing the PMVs of companies versus the public stock prices for those same companies. Our task is to exploit discrepancies between those two numbers for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMVs. An improving economy and favorable investor sentiment helped lift stock prices broadly and keep multiples high over the 12-month period. With the possibility of rising interest rates in the coming year, we believe stock investors will be more discerning going forward. In our view, companies with attractive stock prices relative to their PMVs should be brought to the forefront by our process, which should allow us to add value through our unique bottom-up research.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2014	Ending account value 12-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class 1
Actual	$1,000.00	$1,023.52	$3.83	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class 2
Actual	$1,000.00	$1,022.15	$5.10	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Opportunity Fund	9

Security name	Shares	Value

Common Stocks: 97.93%

Consumer Discretionary: 18.09%

Auto Components: 2.88%
Dana Holding Corporation	150,070	$3,262,522
Johnson Controls Incorporated	77,649	3,753,553

		7,016,075

Diversified Consumer Services: 1.81%
Apollo Group Incorporated †	129,531	4,418,302

Hotels, Restaurants & Leisure: 1.33%
Carnival Corporation	71,259	3,230,170

Household Durables: 1.26%
Harman International Industries Incorporated	28,847	3,078,263

Media: 4.29%
Comcast Corporation Class A «	60,472	3,481,071
Discovery Communications Incorporated Class C †	75,951	2,561,068
Omnicom Group Incorporated	37,017	2,867,707
Time Warner Cable Incorporated	10,059	1,529,572

		10,439,418

Multiline Retail: 4.22%
Macy’s Incorporated	54,009	3,551,092
Nordstrom Incorporated	37,937	3,011,818
Target Corporation	48,943	3,715,263

		10,278,173

Specialty Retail: 2.30%
Chico’s FAS Incorporated	167,232	2,710,831
Dick’s Sporting Goods Incorporated	57,942	2,876,820

		5,587,651

Consumer Staples: 5.42%

Food & Staples Retailing: 1.23%
The Kroger Company	46,762	3,002,588

Food Products: 2.36%
General Mills Incorporated	49,189	2,623,249
Mead Johnson Nutrition Company	31,073	3,124,079

		5,747,328

Household Products: 1.04%
Church & Dwight Company Incorporated	31,959	2,518,689

Personal Products: 0.79%
Estee Lauder Companies Incorporated Class A	25,349	1,931,594

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Opportunity Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Energy: 7.29%

Energy Equipment & Services: 2.82%
Cameron International Corporation †	45,045	$2,249,998
Halliburton Company	61,058	2,401,411
Weatherford International plc †	192,976	2,209,575

		6,860,984

Oil, Gas & Consumable Fuels: 4.47%
Cimarex Energy Company	25,807	2,735,542
EOG Resources Incorporated	29,164	2,685,129
Newfield Exploration Company †	98,805	2,679,592
Range Resources Corporation	52,183	2,789,181

		10,889,444

Financials: 14.46%

Banks: 4.03%
Fifth Third Bancorp	114,624	2,335,464
PNC Financial Services Group Incorporated	42,828	3,907,198
Regions Financial Corporation	338,811	3,577,844

		9,820,506

Capital Markets: 2.70%
Invesco Limited	84,043	3,321,379
TD Ameritrade Holding Corporation	90,760	3,247,393

		6,568,772

Insurance: 6.51%
ACE Limited	36,328	4,173,361
American International Group Incorporated	69,463	3,890,623
First American Financial Corporation	85,708	2,905,501
RenaissanceRe Holdings Limited «	22,304	2,168,395
The Progressive Corporation	100,518	2,712,981

		15,850,861

REITs: 1.22%
American Tower Corporation	30,054	2,970,838

Health Care: 13.68%

Health Care Equipment & Supplies: 4.42%
C.R. Bard Incorporated	4,363	726,963
Covidien plc	34,722	3,551,366
Medtronic Incorporated	41,481	2,994,928
Zimmer Holdings Incorporated	30,750	3,487,665

		10,760,922

Health Care Providers & Services: 0.70%
Patterson Companies Incorporated	35,376	1,701,586

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Opportunity Fund	11

Security name	Shares	Value

Life Sciences Tools & Services: 5.22%
Agilent Technologies Incorporated	72,914	$2,985,099
Bio-Rad Laboratories Incorporated Class A †	31,155	3,756,047
Covance Incorporated †	22,350	2,320,824
Thermo Fisher Scientific Incorporated	29,236	3,662,978

		12,724,948

Pharmaceuticals: 3.34%
Merck & Company Incorporated	33,795	1,919,218
Novartis AG ADR	36,593	3,390,707
Zoetis Incorporated	65,715	2,827,716

		8,137,641

Industrials: 10.33%

Aerospace & Defense: 0.75%
B/E Aerospace Incorporated	31,546	1,830,299

Airlines: 1.19%
United Continental Holdings Incorporated †	43,285	2,895,334

Commercial Services & Supplies: 2.55%
Republic Services Incorporated	82,466	3,319,257
Tyco International plc	65,653	2,879,541

		6,198,798

Electrical Equipment: 2.70%
Babcock & Wilcox Company	109,942	3,331,243
Regal-Beloit Corporation	43,298	3,256,010

		6,587,253

Road & Rail: 3.14%
Canadian Pacific Railway Limited	9,844	1,896,840
Hertz Global Holdings Incorporated †	123,273	3,074,429
J.B. Hunt Transport Services Incorporated	31,784	2,677,802

		7,649,071

Information Technology: 21.53%

Communications Equipment: 1.28%
Riverbed Technology Incorporated †	152,116	3,104,688

Electronic Equipment, Instruments & Components: 1.84%
Amphenol Corporation Class A	60,521	3,256,635
Keysight Technologies Incorporated †	36,457	1,231,153

		4,487,788

Internet Software & Services: 1.40%
Google Incorporated Class C †	6,465	3,403,176

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Opportunity Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

IT Services: 2.66%
Global Payments Incorporated	39,598	$3,196,747
Teradata Corporation †	75,137	3,281,984

		6,478,731

Semiconductors & Semiconductor Equipment: 4.95%
Altera Corporation	89,210	3,295,417
ARM Holdings plc	145,965	2,242,370
Avago Technologies Limited	29,682	2,985,712
ON Semiconductor Corporation †	348,863	3,533,982

		12,057,481

Software: 6.74%
Autodesk Incorporated †	46,943	2,819,397
Check Point Software Technologies Limited †	49,061	3,854,723
Citrix Systems Incorporated †	57,224	3,650,891
Red Hat Incorporated †	57,372	3,966,700
Salesforce.com Incorporated †	35,865	2,127,153

		16,418,864

Technology Hardware, Storage & Peripherals: 2.66%
Apple Incorporated	28,138	3,105,872
NetApp Incorporated	81,452	3,376,185

		6,482,057

Materials: 7.13%

Chemicals: 3.93%
Cytec Industries Incorporated	66,829	3,085,495
Huntsman Corporation	133,029	3,030,401
Praxair Incorporated	26,639	3,451,349

		9,567,245

Containers & Packaging: 2.38%
Crown Holdings Incorporated †	60,900	3,099,810
Owens-Illinois Incorporated †	99,616	2,688,636

		5,788,446

Metals & Mining: 0.82%
Royal Gold Incorporated	31,899	2,000,067

Total Common Stocks (Cost $181,535,910)		238,484,051

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Opportunity Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 3.28%

Investment Companies: 3.28%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	4,414,550	$4,414,550
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08	3,578,448	3,578,448

Total Short-Term Investments (Cost $7,992,998)			7,992,998

Total investments in securities (Cost $189,528,908) *	101.21%	246,477,049
Other assets and liabilities, net	(1.21)	(2,952,469)

Total net assets	100.00%	$243,524,580

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $189,698,399 and unrealized gains (losses) consists of:

Gross unrealized gains	$61,746,871
Gross unrealized losses	(4,968,221)

Net unrealized gains	$56,778,650

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Opportunity Fund	Statement of assets and liabilities—December 31, 2014

Assets
Investments
In unaffiliated securities (including $4,256,987 of securities loaned), at value (cost $181,535,910)	$238,484,051
In affiliated securities, at value (cost $7,992,998)	7,992,998

Total investments, at value (cost $189,528,908)	246,477,049
Cash	3,277
Receivable for investments sold	1,835,909
Receivable for Fund shares sold	90,747
Receivable for dividends	235,977
Receivable for securities lending income	434
Prepaid expenses and other assets	4,162

Total assets	248,647,555

Liabilities
Payable for Fund shares redeemed	456,702
Payable upon receipt of securities loaned	4,414,550
Advisory fee payable	124,989
Distribution fee payable	44,360
Administration fees payable	27,882
Accrued expenses and other liabilities	54,492

Total liabilities	5,122,975

Total net assets	$243,524,580

NET ASSETS CONSIST OF
Paid-in capital	$163,581,997
Undistributed net investment income	390,820
Accumulated net realized gains on investments	22,603,619
Net unrealized gains on investments	56,948,144

Total net assets	$243,524,580

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$42,177,950
Shares outstanding – Class 1[1]	1,463,596
Net asset value per share – Class 1	$28.82
Net assets – Class 2	$201,346,630
Shares outstanding – Class 2[1]	6,976,447
Net asset value per share – Class 2	$28.86

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2014	Wells Fargo Advantage VT Opportunity Fund	15

Investment income
Dividends (net of foreign withholding taxes of $5,605)	$2,772,747
Securities lending income, net	10,307
Income from affiliated securities	4,729

Total investment income	2,787,783

Expenses
Advisory fee	1,621,913
Administration fees
Fund level	124,763
Class 1	34,366
Class 2	165,254
Distribution fee
Class 2	516,420
Custody and accounting fees	23,399
Professional fees	47,195
Shareholder report expenses	6,932
Trustees’ fees and expenses	12,012
Other fees and expenses	6,820

Total expenses	2,559,074
Less: Fee waivers and/or expense reimbursements	(171,216)

Net expenses	2,387,858

Net investment income	399,925

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	36,441,368
Net change in unrealized gains (losses) on investments	(12,075,043)

Net realized and unrealized gains (losses) on investments	24,366,325

Net increase in net assets resulting from operations	$24,766,250

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Opportunity Fund	Statement of changes in net assets

	Year ended December 31, 2014		Year ended December 31, 2013

Operations
Net investment income		$399,925		$280,132
Net realized gains on investments		36,441,368		18,919,587
Net change in unrealized gains (losses) on investments		(12,075,043)		45,915,119

Net increase in net assets resulting from operations		24,766,250		65,114,838

Distributions to shareholders from
Net investment income
Class 1		(127,115)		(190,708)
Class 2		(116,647)		(396,735)

Total distributions to shareholders		(243,762)		(587,443)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	53,369	1,479,957	29,750	698,335
Class 2	342,554	9,419,119	306,606	6,934,870

		10,899,076		7,633,205

Reinvestment of distributions
Class 1	4,533	127,115	8,108	190,708
Class 2	4,150	116,647	16,818	396,735

		243,762		587,443

Payment for shares redeemed
Class 1	(304,044)	(8,294,961)	(373,971)	(8,585,638)
Class 2	(1,442,152)	(39,558,767)	(1,643,579)	(37,712,206)

		(47,853,728)		(46,297,844)

Net decrease in net assets resulting from capital share transactions		(36,710,890)		(38,077,196)

Total increase (decrease) in net assets		(12,188,402)		26,450,199

Net assets
Beginning of period		255,712,982		229,262,783

End of period		$243,524,580		$255,712,982

Undistributed net investment income		$390,820		$181,809

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Opportunity Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2014	2013	2012	2011[1]
Net asset value, beginning of period	$26.11	$20.02	$17.40	$16.52
Net investment income	0.10	0.08	0.10	0.04
Net realized and unrealized gains (losses) on investments	2.69	6.11	2.64	0.84

Total from investment operations	2.79	6.19	2.74	0.88
Distributions to shareholders from
Net investment income	(0.08)	(0.10)	(0.11)	0.00
Net realized gains	0.00	0.00	(0.01)	0.00

Total distributions to shareholders	(0.08)	(0.10)	(0.12)	0.00
Net asset value, end of period	$28.82	$26.11	$20.02	$17.40
Total return[2]	10.70%	30.99%	15.80%	5.33%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.84%	0.86%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%
Net investment income	0.37%	0.32%	0.46%	0.61%
Supplemental data
Portfolio turnover rate	33%	26%	36%	35%
Net assets, end of period (000s omitted)	$42,178	$44,636	$40,950	$42,116

1.	For the period from August 26, 2011 (commencement of class operations) to December 31, 2011

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$26.15	$20.05	$17.38	$18.42	$15.01
Net investment income	0.04	0.02	0.05	0.03	0.02
Net realized and unrealized gains (losses) on investments	2.69	6.13	2.65	(1.04)	3.51

Total from investment operations	2.73	6.15	2.70	(1.01)	3.53
Distributions to shareholders from
Net investment income	(0.02)	(0.05)	(0.02)	(0.03)	(0.12)
Net realized gains	0.00	0.00	(0.01)	0.00	0.00

Total distributions to shareholders	(0.02)	(0.05)	(0.03)	(0.03)	(0.12)
Net asset value, end of period	$28.86	$26.15	$20.05	$17.38	$18.42
Total return	10.42%	30.68%	15.52%	(5.52)%	23.76%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.09%	1.10%	1.07%	1.18%
Net expenses	1.00%	1.00%	1.00%	1.04%	1.07%
Net investment income	0.12%	0.07%	0.21%	0.18%	0.08%
Supplemental data
Portfolio turnover rate	33%	26%	36%	35%	40%
Net assets, end of period (000s omitted)	$201,347	$211,077	$188,313	$201,535	$168,307

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Opportunity Fund	19

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in FASB Accounting Standards Codification 946. These financial statements report on the Wells Fargo Advantage VT Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2014 such fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

20	Wells Fargo Advantage VT Opportunity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the

Notes to financial statements	Wells Fargo Advantage VT Opportunity Fund	21

Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At December 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$52,848	$(52,848)

As of December 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $721,350 with $360,675 expiring in 2015 and $360,675 expiring in 2016.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$44,048,052	$0	$0	$44,048,052
Consumer staples	13,200,199	0	0	13,200,199
Energy	17,750,428	0	0	17,750,428
Financials	35,210,977	0	0	35,210,977
Health care	33,325,097	0	0	33,325,097
Industrials	25,160,755	0	0	25,160,755
Information technology	50,190,415	2,242,370	0	52,432,785
Materials	17,355,758	0	0	17,355,758

Short-term investments
Investment companies	3,578,448	4,414,550	0	7,992,998
Total assets	$239,820,129	$6,656,920	$0	$246,477,049

22	Wells Fargo Advantage VT Opportunity Fund	Notes to financial statements

The Fund recognizes transfers between levels at the end of the reporting period. At December 31, 2014, fair value pricing was used in pricing certain foreign securities and securities valued at $2,242,370 were transferred from Level 1 to Level 2 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended December 31, 2014, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2014 were $80,801,100 and $113,483,629, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2014, the Fund paid $380 in commitment fees.

For the year ended December 31, 2014, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage VT Opportunity Fund	23

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $243,762 and $587,443 of ordinary income for the years ended December 31, 2014 and December 31, 2013, respectively.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$398,848	$23,494,462	$56,778,650	$(721,350)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Advantage VT Opportunity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Opportunity Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Opportunity Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

Other information (unaudited)	Wells Fargo Advantage VT Opportunity Fund	25

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage VT Opportunity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Opportunity Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. retired as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage VT Opportunity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

230416 02-15 AVT6/AR152 12-14

Wells Fargo Advantage

VT Small Cap Growth Fund

Annual Report

December 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Small Cap Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Small Cap Growth Fund for the 12-month period that ended December 31, 2014. Improving U.S. economic data and strong corporate earnings helped drive positive returns for U.S. stocks overall in 2014. In contrast, many economies and markets elsewhere in the world faced significant ongoing challenges during the period.

2014’s fitful start gave way to a rally that carried through the second quarter of 2014.

Following a difficult first quarter for the U.S. economy—when unusually harsh weather kept consumers at home, disrupted business activities, and ultimately drove a 2.1% contraction in real gross domestic product (GDP)—the second quarter of 2014 brought warmer temperatures, and the U.S. economy picked up steam. Investors were heartened by encouraging economic data, driving stocks higher. In Europe, signs of economic improvement faded when GDP stagnated during the second quarter. Although select peripheral countries, such as Spain and Portugal, provided bright spots, some of Europe’s larger economies were pressured by weak economic growth and potential deflation. European stock returns generally were positive but lackluster.

U.S. Federal Reserve (Fed) officials continued winding down their bond-buying program during the second quarter, leaving it on pace to end in 2014. They also revisited the question of when to begin raising short-term interest rates from near zero and released new projections showing rates rising more than previously expected in 2015 and 2016; however, they slightly reduced their projections for rates over the longer term. The markets took this information in stride, with both U.S. stocks and bonds rallying.

Positive U.S. economic data—but increased tensions abroad—led to heightened volatility in the third quarter of 2014.

The third quarter brought a series of stock market surges that were interrupted by bouts of volatility as interest-rate concerns in the U.S. and increased tensions abroad triggered heightened investor uncertainty. In July, an escalating Russia/Ukraine situation and a growing perception that the Fed would raise short-term interest rates sooner than expected caused investors to pull back toward month-end; as a result, the S&P 500 Index1 dropped into negative territory for its overall monthly return. However, August brought a bounce-back—the S&P 500 Index delivered its largest monthly gain since February 2014 on a string of positive economic news, led by an upwardly revised 4.2% estimate of second-quarter 2014 GDP growth. Then, in September, stock market volatility rose as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East. Signs of slowing growth in Europe and China also concerned investors. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by another upward revision of second-quarter GDP growth (to 4.6%). Strong corporate earnings also contributed to market gains, with a large number of U.S. companies exceeding consensus estimates for both revenues and earnings per share.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	3

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged.

Strong fourth-quarter results by the U.S. stock market helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following Fed Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive data reflecting an economy continuing to strengthen. November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand, keeping U.S. employers on pace to hire nearly three million workers during 2014—the most since 1999. In addition, the U.S. economy’s third-quarter growth rate was revised upward during the quarter, to 5.0%—its fastest pace in 11 years. Meanwhile, U.S. companies continued to report strong earnings during the quarter, providing an additional catalyst for stocks. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. During the fourth quarter, gasoline prices fell to their lowest levels in five years, according to the American Automobile Association.

As the U.S. churned forward, major economies elsewhere in the world faced significant ongoing challenges. Growth in China continued to slow, Japan remained in a recession that had begun the previous quarter, and Russia’s economy contracted for the first time since 2009 as the country struggled under the weight of slumping oil prices, international sanctions, and massive outflows of capital. In the eurozone, growth remained sluggish as member countries faced an environment of low demand, high unemployment, and weak business investment.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Strong fourth-quarter results by the U.S. stock market helped the S&P 500 Index deliver more than 50 record closes in 2014.

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

4	Wells Fargo Advantage VT Small Cap Growth Fund	Performance highlights (unaudited)

The Fund is currently closed to new investors1.

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA, CFP

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Average annual total returns2 (%) as of December 31, 2014

					Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[4]
Class 1	7-16-2010	(1.67)	14.21	9.94	0.93	0.93
Class 2	5-1-1995	(1.88)	13.97	9.82	1.18	1.18
Russell 2000® Growth Index[5]	–	5.60	16.80	8.54	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	5

Growth of $10,000 investment[6] as of December 31, 2014

1.	Please see the Fund’s current Statement of Additional Information for further details.

2.	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

3.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

4.	The Adviser has committed through April 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.95% for Class 1 and 1.20% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6.	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2000 Growth Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

7.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

8.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000 Growth Index, for the 12-month period that ended December 31, 2014.

■	Within the Fund, stock selection in the financials, industrials, and information technology (IT) sectors constrained relative performance.

■	Stock selection in the energy sector contributed positively to relative performance; an overweight to the health care sector also aided relative returns.

Small-cap growth stocks underperformed large-cap growth stocks in 2014.

Following an unprecedented rally in 2013, small-cap growth stocks ended 2014 with a return of 5.60% (as measured by the Russell 2000 Growth Index), lagging large-cap growth stocks, which returned 13.05% (as measured by the Russell 1000® Growth Index7). This difference in market-cap performance was a reversal from 2013, during which small-cap growth stocks outperformed large-cap growth stocks. In 2014, many investors tended to shift out of small-cap growth into more defensive mega-cap stocks in search of higher dividend yields as an alternative to the very low interest rates that were available from fixed-income investments.

Ten largest equity holdings[8] (%) as of December 31, 2014
Acadia Healthcare Company Incorporated	3.27
Proofpoint Incorporated	3.26
MarketAxess Holdings Incorporated	3.11
Envestnet Incorporated	2.99
Akorn Incorporated	2.66
Fiesta Restaurant Group Incorporated	2.59
ExamWorks Group Incorporated	2.57
SPS Commerce Incorporated	2.53
Spectranetics Corporation	2.36
DexCom Incorporated	2.22

A temporary investor shift away from faster-growing companies challenged Fund performance.

Much of the Fund’s underperformance for 2014 overall occurred during the two-month period from early March through early May, when faster-growing companies significantly underperformed slower-growing companies. Despite displaying strong fundamentals, many of the Fund’s faster-growing holdings were unrewarded by the market during this period. This brief rotation away from rapidly growing companies was influenced by a variety of concerns, such as the potential for a U.S. interest-rate increase earlier than many investors had anticipated.

Weakness from holdings in the industrials, IT, and financials sectors detracted from performance.

Underperformance in the industrials sector was partly attributable to weakness from companies negatively affected by the decline in oil prices. DXP Enterprises Incorporated, a provider of industrial pumping products, was a key detractor due to fundamental weakness early in 2014 and investor fears that the firm’s growth potential would suffer due to lower oil prices. We substantially reduced the position at various points in the last few months of 2014 given decreased visibility into DXP’s sustainable growth rate. Within the IT sector, our stock selection results in the internet software and services industry considerably constrained relative performance. Online vacation rental company HomeAway Incorporated declined more than 27% because the market was concerned about competitive threats the firm faced and a slowdown in pay-per-book trends in Europe. However, we believe HomeAway is well positioned to drive growth; the firm has continued to increase user traffic to its websites, which in turn has prompted property owners and managers to look for additional distribution channels to advertise their properties. The underperformance in financials was mainly attributable to Financial Engines Incorporated; investors feared that increased competition could have an adverse effect on pricing power. We believe the firm can continue to gain market share through multiple growth drivers.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	7

Sector distribution[9] as of December 31, 2014

Strong results from the energy and health care sectors aided the Fund’s relative performance.

Within the energy sector, select exploration and production holdings, such as Diamondback Energy Incorporated, benefited from operational efficiencies and solid production growth from acreages in U.S. shale locations. As the valuation gap narrowed in the summer months, we trimmed many of the Fund’s energy holdings and redeployed the proceeds into other sectors. With crude-oil prices trading at low levels, we continued to take a judicious approach regarding the viability of oil-

related holdings at different pricing levels to fully understand the impact of lower prices on their operations. Outperformance in the health care sector was largely attributable to holdings in the pharmaceuticals and providers and services industries. For example, pharmaceuticals holding Akorn Incorporated benefited from investor recognition that the company’s large and expanding pipeline positioned Akorn as a niche player in ophthalmology, generic injectables, and liquids/semisolid products.

We are confident in the 2015 growth prospects for the companies held within the Fund.

Our research has indicated attractive relative valuations for many of the Fund’s holdings, which we believe could be rewarded should they have strong results going forward. As the Federal Reserve’s monetary policy becomes less accommodative and indications of interest-rate increases become evident, we believe investors will increasingly recognize the attractive valuations of faster-growing companies and reward them accordingly. We also believe that our investment style—seeking robust growth companies with sustainable business models that are underappreciated by other investors—positions us well to identify and invest in select high-growth opportunities. As always, we remain focused on bottom-up analysis and have not wavered from our discipline.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2014	Ending account value 12-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class 1
Actual	$1,000.00	$1,043.16	$4.79	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74	0.93%
Class 2
Actual	$1,000.00	$1,042.56	$6.08	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01	1.18%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Small Cap Growth Fund	9

Security name	Shares	Value

Common Stocks: 99.08%

Consumer Discretionary: 12.93%

Auto Components: 2.51%
Gentherm Incorporated †	120,300	$4,405,386
Motorcar Parts of America Incorporated †	64,333	2,000,113

		6,405,499

Diversified Consumer Services: 2.06%
Grand Canyon Education Incorporated †	86,600	4,040,756
LifeLock Incorporated †	65,600	1,214,256

		5,255,012

Hotels, Restaurants & Leisure: 4.12%
Fiesta Restaurant Group Incorporated †	108,676	6,607,501
Jack In the Box Incorporated	19,400	1,551,224
The Habit Restaurants Incorporated Class A †«	17,746	574,083
Zoe’s Kitchen Incorporated †«	59,253	1,772,257

		10,505,065

Internet & Catalog Retail: 0.15%
RetailMeNot Incorporated †«	26,463	386,889

Media: 1.07%
IMAX Corporation †	88,200	2,725,380

Specialty Retail: 1.50%
Boot Barn Holdings Incorporated †«	54,411	990,280
Five Below Incorporated †«	69,578	2,840,870

		3,831,150

Textiles, Apparel & Luxury Goods: 1.52%
G-III Apparel Group Limited †	38,400	3,878,784

Consumer Staples: 1.72%

Food & Staples Retailing: 1.37%
Diplomat Pharmacy Incorporated †	31,239	855,011
United Natural Foods Incorporated †	34,100	2,636,783

		3,491,794

Personal Products: 0.35%
IGI Laboratories Incorporated †«	99,800	878,240

Energy: 2.92%

Energy Equipment & Services: 0.21%
RigNet Incorporated †	12,970	532,159

Oil, Gas & Consumable Fuels: 2.71%
Bonanza Creek Energy Incorporated †	31,000	744,000
Diamondback Energy Incorporated †	30,287	1,810,557

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Small Cap Growth Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Oasis Petroleum Incorporated †	17,600	$291,104
Parsley Energy Incorporated Class A †	104,220	1,663,351
RSP Permian Incorporated †«	95,851	2,409,694

		6,918,706

Financials: 7.51%

Capital Markets: 1.66%
Financial Engines Incorporated «	115,700	4,228,835

Consumer Finance: 2.74%
Encore Capital Group Incorporated †	33,700	1,496,280
Portfolio Recovery Associates Incorporated †	94,895	5,497,267

		6,993,547

Diversified Financial Services: 3.11%
MarketAxess Holdings Incorporated	110,478	7,922,377

Health Care: 31.82%

Biotechnology: 3.96%
Exact Sciences Corporation †«	36,162	992,285
Hyperion Therapeutics Incorporated †	51,620	1,238,880
Ligand Pharmaceuticals Incorporated †	14,700	782,187
NPS Pharmaceuticals Incorporated †	95,700	3,423,189
PTC Therapeutics Incorporated †	46,800	2,422,836
Repligen Corporation †	62,300	1,233,540

		10,092,917

Health Care Equipment & Supplies: 10.75%
Align Technology Incorporated †	21,600	1,207,656
Cardiovascular Systems Incorporated †	137,055	4,122,614
Cynosure Incorporated Class A †	120,677	3,308,963
DexCom Incorporated †	102,700	5,653,635
Endologix Incorporated †	134,345	2,054,135
Insulet Corporation †	37,100	1,708,826
NxStage Medical Incorporated †	85,820	1,538,753
Oxford Immunotec Global plc †«	59,603	811,793
Spectranetics Corporation †	174,313	6,027,744
Tandem Diabetes Care Incorporated †«	77,648	986,130

		27,420,249

Health Care Providers & Services: 10.28%
AAC Holdings Incorporated †«	51,968	1,606,851
Acadia Healthcare Company Incorporated †	136,200	8,336,802
Adeptus Health Incorporated Class A †	51,883	1,940,424
ExamWorks Group Incorporated †	157,856	6,565,231
HealthEquity Incorporated †	57,485	1,462,993
MWI Veterinary Supply Incorporated †	22,200	3,772,002
Team Health Holdings Incorporated †	44,100	2,537,073

		26,221,376

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Small Cap Growth Fund	11

Security name	Shares	Value

Health Care Technology: 0.74%
Medidata Solutions Incorporated †	39,500	$1,886,125

Life Sciences Tools & Services: 1.14%
ICON plc ADR †	42,300	2,156,877
INC Research Holdings Incorporated Class A †	29,828	766,281

		2,923,158

Pharmaceuticals: 4.95%
Akorn Incorporated †«	187,115	6,773,563
ANI Pharmaceuticals Incorporated †«	45,500	2,565,745
BioDelivery Sciences International Incorporated †«	154,100	1,852,282
Intersect ENT Incorporated †	77,512	1,437,848

		12,629,438

Industrials: 9.17%

Aerospace & Defense: 0.85%
TASER International Incorporated †«	81,900	2,168,712

Building Products: 0.10%
Apogee Enterprises Incorporated	6,300	266,931

Electrical Equipment: 0.87%
Power Solutions International Incorporated †«	43,159	2,227,436

Machinery: 1.58%
Proto Labs Incorporated †«	22,055	1,481,214
The Middleby Corporation †	25,597	2,536,663

		4,017,877

Professional Services: 3.87%
Corporate Executive Board Company	17,241	1,250,490
On Assignment Incorporated †	130,381	4,327,345
Paylocity Holding Corporation †«	58,627	1,530,751
Wageworks Incorporated †	42,728	2,758,947

		9,867,533

Road & Rail: 1.12%
Saia Incorporated †	51,800	2,867,648

Trading Companies & Distributors: 0.78%
H&E Equipment Services Incorporated	70,500	1,980,345

Information Technology: 32.44%

Electronic Equipment, Instruments & Components: 1.61%
Cognex Corporation †	57,300	2,368,209
Universal Display Corporation †«	62,800	1,742,700

		4,110,909

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Small Cap Growth Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Internet Software & Services: 12.64%
Borderfree Incorporated †	153,293	$1,373,505
ChannelAdvisor Corporation †«	89,900	1,940,042
DealerTrack Holdings Incorporated †	89,600	3,970,176
Demandware Incorporated †	83,800	4,821,852
Envestnet Incorporated †	155,441	7,638,371
HomeAway Incorporated †	131,954	3,929,590
Hortonworks Incorporated †«	18,518	499,986
New Relic Incorporated †	135	4,703
Q2 Holdings Incorporated †	85,668	1,613,985
SPS Commerce Incorporated †	113,771	6,442,852

		32,235,062

IT Services: 2.78%
iGATE Corporation †	45,500	1,796,340
InterXion Holding NV †	65,000	1,777,100
Maximus Incorporated	41,800	2,292,312
Wex Incorporated †	12,394	1,226,014

		7,091,766

Semiconductors & Semiconductor Equipment: 2.13%
Cavium Incorporated †	39,200	2,423,344
Veeco Instruments Incorporated †	86,500	3,017,120

		5,440,464

Software: 13.28%
Aspen Technology Incorporated †	18,400	644,368
Callidus Software Incorporated †	177,334	2,895,864
Fleetmatics Group plc †«	135,109	4,795,018
Guidewire Software Incorporated †	49,800	2,521,374
HubSpot Incorporated †	21,831	733,740
MobileIron Incorporated †«	184,035	1,832,989
Proofpoint Incorporated †	172,200	8,305,206
PROS Holdings Incorporated †	103,327	2,839,426
Synchronoss Technologies Incorporated †	86,858	3,635,876
Tyler Technologies Incorporated †	23,570	2,579,501
Ultimate Software Group Incorporated †	21,000	3,083,115

		33,866,477

Materials: 0.57%

Chemicals: 0.57%
Balchem Corporation	21,900	1,459,417

Total Common Stocks (Cost $198,637,480)		252,727,277

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Small Cap Growth Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 16.69%

Investment Companies: 16.69%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	39,803,361	$39,803,361
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08	2,778,689	2,778,689

Total Short-Term Investments (Cost $42,582,050)			42,582,050

Total investments in securities (Cost $241,219,530) *	115.77%	295,309,327
Other assets and liabilities, net	(15.77)	(40,222,628)

Total net assets	100.00%	$255,086,699

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $241,504,445 and unrealized gains (losses) consists of:

Gross unrealized gains	$61,675,871
Gross unrealized losses	(7,870,989)

Net unrealized gains	$53,804,882

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Small Cap Growth Fund	Statement of assets and liabilities—December 31, 2014

Assets
Investments
In unaffiliated securities (including $38,526,486 of securities loaned), at value (cost $198,637,480)	$252,727,277
In affiliated securities, at value (cost $42,582,050)	42,582,050

Total investments, at value (cost $241,219,530)	295,309,327
Receivable for investments sold	255,633
Receivable for Fund shares sold	18,038
Receivable for dividends	14,159
Receivable for securities lending income	19,788
Prepaid expenses and other assets	3,799

Total assets	295,620,744

Liabilities
Payable for Fund shares redeemed	426,638
Payable upon receipt of securities loaned	39,803,361
Advisory fee payable	166,700
Distribution fee payable	49,407
Administration fees payable	28,895
Accrued expenses and other liabilities	59,044

Total liabilities	40,534,045

Total net assets	$255,086,699

NET ASSETS CONSIST OF
Paid-in capital	$168,648,538
Accumulated net investment loss	(1,297)
Accumulated net realized gains on investments	32,349,661
Net unrealized gains on investments	54,089,797

Total net assets	$255,086,699

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$28,120,625
Shares outstanding – Class 1[1]	2,789,056
Net asset value per share – Class 1	$10.08
Net assets – Class 2	$226,966,074
Shares outstanding – Class 2[1]	22,791,528
Net asset value per share – Class 2	$9.96

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations— year ended December 31, 2014	Wells Fargo Advantage VT Small Cap Growth Fund	15

Investment income
Dividends	$275,218
Securities lending income, net	187,756
Income from affiliated securities	2,732

Total investment income	465,706

Expenses
Advisory fee	1,940,797
Administration fees
Fund level	129,386
Class 1	23,764
Class 2	183,255
Distribution fee
Class 2	572,671
Custody and accounting fees	26,344
Professional fees	43,180
Shareholder report expenses	31,423
Trustees’ fees and expenses	12,936
Other fees and expenses	7,083

Total expenses	2,970,839

Net investment loss	(2,505,133)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	32,565,720
Net change in unrealized gains (losses) on investments	(37,633,951)

Net realized and unrealized gains (losses) on investments	(5,068,231)

Net decrease in net assets resulting from operations	$(7,573,364)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Small Cap Growth Fund	Statement of changes in net assets

	Year ended December 31, 2014		Year ended December 31, 2013

Operations
Net investment loss		$(2,505,133)		$(2,299,660)
Net realized gains on investments		32,565,720		27,485,921
Net change in unrealized gains (losses) on investments		(37,633,951)		72,423,741

Net increase (decrease) in net assets resulting from operations		(7,573,364)		97,610,002

Distributions to shareholders from
Net realized gains
Class 1		(2,634,770)		(1,493,636)
Class 2		(21,413,772)		(10,871,521)

Total distributions to shareholders		(24,048,542)		(12,365,157)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	336,122	3,459,281	493,809	4,960,510
Class 2	2,516,342	25,941,725	3,159,002	31,346,859

		29,401,006		36,307,369

Reinvestment of distributions
Class 1	284,840	2,634,770	158,392	1,493,636
Class 2	2,340,303	21,413,772	1,161,487	10,871,521

		24,048,542		12,365,157

Payment for shares redeemed
Class 1	(939,801)	(9,527,061)	(785,107)	(7,514,839)
Class 2	(4,381,681)	(42,879,278)	(5,119,124)	(48,649,167)

		(52,406,339)		(56,164,006)

Net increase (decrease) in net assets resulting from capital share transactions		1,043,209		(7,491,480)

Total increase (decrease) in net assets		(30,578,697)		77,753,365

Net assets
Beginning of period		285,665,396		207,912,031

End of period		$255,086,699		$285,665,396

Accumulated net investment loss		$(1,297)		$(1,447)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Small Cap Growth Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.32	$7.93	$7.71	$8.06	$6.26
Net investment loss	(0.07)	(0.07)	(0.04)	(0.06)	(0.02)
Net realized and unrealized gains (losses) on investments	(0.21)	3.98	0.65	(0.29)	1.82

Total from investment operations	(0.28)	3.91	0.61	(0.35)	1.80
Distributions to shareholders from
Net realized gains	(0.96)	(0.52)	(0.39)	0.00	0.00
Net asset value, end of period	$10.08	$11.32	$7.93	$7.71	$8.06
Total return[2]	(1.67)%	50.55%	8.11%	(4.34)%	26.93%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.93%	0.94%	0.94%	0.95%
Net expenses	0.93%	0.93%	0.94%	0.94%	0.95%
Net investment loss	(0.75)%	(0.73)%	(0.56)%	(0.73)%	(0.58)%
Supplemental data
Portfolio turnover rate	54%	67%	65%	118%	71%
Net assets, end of period (000s omitted)	$28,121	$35,192	$25,699	$29,351	$42,434

[1].	For the period from July 16, 2010 (commencement of class operations) to December 31, 2010

[2].	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.22	$7.88	$7.68	$8.05	$6.35
Net investment loss	(0.10)	(0.09)	(0.07)	(0.09)	(0.06)
Net realized and unrealized gains (losses) on investments	(0.20)	3.95	0.66	(0.28)	1.76

Total from investment operations	(0.30)	3.86	0.59	(0.37)	1.70
Distributions to shareholders from
Net realized gains	(0.96)	(0.52)	(0.39)	0.00	0.00
Net asset value, end of period	$9.96	$11.22	$7.88	$7.68	$8.05
Total return	(1.88)%	50.23%	7.87%	(4.60)%	26.77%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.18%	1.19%	1.20%	1.22%
Net expenses	1.18%	1.18%	1.19%	1.19%	1.20%
Net investment loss	(1.00)%	(0.98)%	(0.81)%	(0.98)%	(0.82)%
Supplemental data
Portfolio turnover rate	54%	67%	65%	118%	71%
Net assets, end of period (000s omitted)	$226,966	$250,473	$182,213	$203,348	$247,246

[1].	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Small Cap Growth Fund	19

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in FASB Accounting Standards Codification 946. These financial statements report on the Wells Fargo Advantage VT Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”).

20	Wells Fargo Advantage VT Small Cap Growth Fund	Notes to financial statements

The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses. At December 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss
$(2,505,283)	$2,505,283

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

Notes to financial statements	Wells Fargo Advantage VT Small Cap Growth Fund	21
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$32,987,779	$0	$0	$32,987,779
Consumer staples	4,370,034	0	0	4,370,034
Energy	7,450,865	0	0	7,450,865
Financials	19,144,759	0	0	19,144,759
Health care	81,173,263	0	0	81,173,263
Industrials	23,396,482	0	0	23,396,482
Information technology	82,744,678	0	0	82,744,678
Materials	1,459,417	0	0	1,459,417

Short-term investments
Investment companies	2,778,689	39,803,361	0	42,582,050
Total assets	$255,505,966	$39,803,361	$0	$295,309,327

Transfers in and transfers out are recognized at the end of the reporting period. At December 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2014, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% of the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class

22	Wells Fargo Advantage VT Small Cap Growth Fund	Notes to financial statements

specific expenses. Funds Management has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.95% for Class 1 shares and 1.20% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2014 were $139,505,958 and $162,531,277, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2014, the Fund paid $506 in commitment fees.

For the year ended December 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	Year ended December 31
	2014	2013
Ordinary income	$ 3,203,905	$ 0
Long-term capital gain	20,844,637	12,365,157

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$32,634,576	$53,804,882

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage VT Small Cap Growth Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Small Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Small Cap Growth Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

24	Wells Fargo Advantage VT Small Cap Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 6.45% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $20,844,637 was designated as long-term capital gain distributions for the fiscal year ended December 31, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage VT Small Cap Growth Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

26	Wells Fargo Advantage VT Small Cap Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. retired as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage VT Small Cap Growth Fund	27

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

230417 02-15 AVT7/AR153 12-14

Wells Fargo Advantage
VT Small Cap Value Fund

Annual Report

December 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Small Cap Value Fund for the 12-month period that ended December 31, 2014. Improving U.S. economic data and strong corporate earnings helped drive positive returns for U.S. stocks overall in 2014. In contrast, many economies and markets elsewhere in the world faced significant ongoing challenges during the period.

2014’s fitful start gave way to a rally that carried through the second quarter of 2014.

Following a difficult first quarter for the U.S. economy—when unusually harsh weather kept consumers at home, disrupted business activities, and ultimately drove a 2.1% contraction in real gross domestic product (GDP)—the second quarter of 2014 brought warmer temperatures, and the U.S. economy picked up steam. Investors were heartened by encouraging economic data, driving stocks higher. In Europe, signs of economic improvement faded when GDP stagnated during the second quarter. Although select peripheral countries, such as Spain and Portugal, provided bright spots, some of Europe’s larger economies were pressured by weak economic growth and potential deflation. European stock returns generally were positive but lackluster.

U.S. Federal Reserve (Fed) officials continued winding down their bond-buying program during the second quarter, leaving it on pace to end in 2014. They also revisited the question of when to begin raising short-term interest rates from near zero and released new projections showing rates rising more than previously expected in 2015 and 2016; however, they slightly reduced their projections for rates over the longer term. The markets took this information in stride, with both U.S. stocks and bonds rallying.

Positive U.S. economic data—but increased tensions abroad—led to heightened volatility in the third quarter of 2014.

The third quarter brought a series of stock market surges that were interrupted by bouts of volatility as interest-rate concerns in the U.S. and increased tensions abroad triggered heightened investor uncertainty. In July, an escalating Russia/Ukraine situation and a growing perception that the Fed would raise short-term interest rates sooner than expected caused investors to pull back toward month-end; as a result, the S&P 500 Index1 dropped into negative territory for its overall monthly return. However, August brought a bounce-back—the S&P 500 Index delivered its largest monthly gain since February 2014 on a string of positive economic news, led by an upwardly revised 4.2% estimate of second-quarter 2014 GDP growth. Then, in September, stock market volatility rose as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East. Signs of slowing growth in Europe and China also concerned investors. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by another upward revision of second-quarter GDP growth (to 4.6%). Strong corporate earnings also contributed to market gains, with a large number of U.S. companies exceeding consensus estimates for both revenues and earnings per share.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	3

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged.

Strong fourth-quarter results by the U.S. stock market helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following Fed Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive data reflecting an economy continuing to strengthen. November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand, keeping U.S. employers on pace to hire nearly three million workers during 2014—the most since 1999. In addition, the U.S. economy’s third-quarter growth rate was revised upward during the quarter, to 5.0%—its fastest pace in 11 years. Meanwhile, U.S. companies continued to report strong earnings during the quarter, providing an additional catalyst for stocks. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. During the fourth quarter, gasoline prices fell to their lowest levels in five years, according to the American Automobile Association.

As the U.S. churned forward, major economies elsewhere in the world faced significant ongoing challenges. Growth in China continued to slow, Japan remained in a recession that had begun the previous quarter, and Russia’s economy contracted for the first time since 2009 as the country struggled under the weight of slumping oil prices, international sanctions, and massive outflows of capital. In the eurozone, growth remained sluggish as member countries faced an environment of low demand, high unemployment, and weak business investment.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Strong fourth-quarter results by the U.S. stock market helped the S&P 500 Index deliver more than 50 record closes in 2014.

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

4	Wells Fargo Advantage VT Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

I. Charles Rinaldi

Erik C. Astheimer

Michael Schneider, CFA

Average annual total returns1 (%) as of December 31, 2014

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	7-16-2010	4.63	8.47	5.97	1.11	0.90
Class 2	10-10-1997	4.46	8.24	5.86	1.36	1.15
Russell 2000® Value Index[4]	–	4.22	14.26	6.89	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	5

Growth of $10,000 investment[5] as of December 31, 2014

1.	Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through April 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.89% for Class 1 and 1.14% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000 Value Index, for the 12-month period that ended December 31, 2014.

■	Strong stock selection in several sectors contributed to the Fund’s relative performance.

■	The Fund’s overweight to the energy sector detracted from relative results, largely due to plunging oil prices.

Strong stock selection was offset by sector positioning.

Equities once again staged an impressive fourth-quarter rally and turned around what was shaping up to be a flat-to-down year for the U.S. equity market. Solid earnings results and expectations for continued earnings growth supported the advance. Also bolstering the market’s gain were comments by U.S. Federal Reserve (Fed) Chair Janet Yellen stating the Fed will be patient on the timing of interest-rate increases and a strong U.S. economy. Other noteworthy developments during the period were an increasing supply of crude oil that resulted in the price of crude declining by almost half and a surging U.S. dollar, which pressured dollar-denominated commodities, such as gold—the price of gold fell to a multiyear low.

Ten largest equity holdings[6] (%) as of December 31, 2014
Randgold Resources Limited ADR	5.97
InterOil Corporation	5.85
United Continental Holdings Incorporated	4.47
Delta Air Lines Incorporated	4.33
Chimera Investment Corporation	4.15
OSI Systems Incorporated	3.40
Cray Incorporated	3.05
Argo Group International Holdings Limited	2.86
Cavco Industries Incorporated	2.70
Newpark Resources Incorporated	1.99

Strong stock selection in several sectors contributed to relative returns during the period. Chief among the outperformers were airline stocks, which benefited from lower fuel prices, some capacity constraints, fare increases, and improved operating efficiencies. The Fund owned several airline stocks, such as United Continental Holdings Incorporated, and Delta Air Lines Incorporated, and collectively, they advanced 74% during the period. Airlines’ earnings have meaningfully improved since our initial purchases, and we believe future earnings growth is likely to continue in the year ahead.

The Fund’s performance benefited from strong stock selection in the information technology sector, led by Cray Incorporated and OSI Systems Incorporated. Cray posted strong gains after announcing several large contract wins. OSI Systems is recovering from operational missteps late in 2013. With some of those issues resolved, the company’s share price advanced and contributed to the Fund’s relative performance. We believe Cray and OSI Systems are well positioned to deliver on multiple growth drivers and aid the Fund’s future performance.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	7

Sector distribution[7] as of December 31, 2014

Strong stock selection results were offset by the Fund’s large overweight to energy. Energy stock valuations were hard hit as oil prices fell approximately 50% in the latter half of 2014. Despite crude oil’s price decline, we remain positive on selected energy companies held by the Fund because of their resource base and their relative cost profile. As oil producers adjust production levels, we would expect oil prices to recover and energy stock valuations to improve.

A company-specific approach means identifying the right companies to own.

We take a company-specific approach to investing. For example, not every company in the energy sector is affected equally by the changing prices of oil and natural gas. Top 10 holding InterOil Corporation’s resources are natural gas–based, and an important driver of the company’s valuation in the near term will be the completion of its transaction with supermajor energy company Total SA—the transaction is expected to close in the second half of 2015. We believe that the Total SA transaction provides support for the company’s current valuation.

We are experienced investment professionals who carefully analyze the value-enhancing potential of each Fund holding. The Fund is overweight energy and materials, and both sectors are currently out of favor. However, we believe the Fund is positioned to benefit from an eventual rebound in these sectors.

As we review the Fund’s holdings, we remain confident the Fund is well positioned for various market conditions that might arise in the upcoming year.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2014	Ending account value 12-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class 1
Actual	$1,000.00	$930.84	$4.33	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%
Class 2
Actual	$1,000.00	$930.73	$5.55	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Small Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 98.03%

Consumer Discretionary: 10.29%

Auto Components: 0.88%
Fox Factory Holding Corporation †	12,700	$206,121
Gentex Corporation	5,300	191,489

		397,610

Hotels, Restaurants & Leisure: 3.80%
Century Casinos Incorporated †	28,800	145,440
Denny’s Corporation †	57,200	589,732
Peak Resorts Incorporated	13,900	111,200
Scientific Games Corporation Class A †	26,200	333,526
The Wendy’s Company	58,300	526,449

		1,706,347

Household Durables: 4.53%
Cavco Industries Incorporated †	15,300	1,212,831
Harman International Industries Incorporated	1,050	112,046
KB Home Incorporated	15,400	254,870
Skyline Corporation †	14,100	57,105
Taylor Morrison Home Corporation Class A †	9,600	181,344
The New Home Company Incorporated †	15,100	218,648

		2,036,844

Media: 0.37%
Journal Communications Incorporated Class A †	11,400	130,302
Starz A Incorporated †	1,200	35,640

		165,942

Specialty Retail: 0.54%
Vitamin Shoppe Incorporated †	5,000	242,900

Textiles, Apparel & Luxury Goods: 0.17%
Movado Group Incorporated	2,700	76,599

Energy: 16.24%

Energy Equipment & Services: 7.31%
Glori Energy Incorporated †	18,000	75,240
Helix Energy Solutions Group Incorporated †	22,500	488,250
Helmerich & Payne Incorporated	3,200	215,744
ION Geophysical Corporation †	85,600	235,400
Key Energy Services Incorporated †	61,500	102,705
Newpark Resources Incorporated †	93,900	895,806
Oceaneering International Incorporated	5,100	299,931
Parker Drilling Company †	63,400	194,638
PHI Incorporated (non-voting) †	10,600	396,440
PHI Incorporated (voting) †	100	3,526
Vantage Drilling Company †	44,400	21,703
Willbros Group Incorporated †	57,000	357,390

		3,286,773

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 8.93%
Clean Energy Fuels Corporation †	16,400	$81,918
InterOil Corporation †	53,900	2,629,781
Range Resources Corporation	13,300	710,885
Sanchez Energy Corporation †	7,300	67,817
Stone Energy Corporation †	12,400	209,312
Trilogy Energy Corporation	46,100	313,480

		4,013,193

Financials: 20.84%

Banks: 6.57%
Ameris Bancorp	9,800	251,272
BBCN Bancorp Incorporated	16,388	235,659
CenterState Banks Incorporated	25,800	307,278
City National Corporation	3,100	250,511
First Horizon National Corporation	31,100	422,338
First Niagara Financial Group Incorporated	42,300	356,589
Hilltop Holdings Incorporated †	8,400	167,580
IBERIABANK Corporation	3,400	220,490
Park Sterling Corporation	20,800	152,880
The Bancorp Incorporated †	34,400	374,616
Wilshire Bancorp Incorporated	21,000	212,730

		2,951,943

Capital Markets: 0.58%
Medley Management Incorporated Class A	17,600	258,720

Consumer Finance: 0.71%
Cash America International Incorporated	6,600	149,292
Enova International Incorporated †	7,600	169,176

		318,468

Insurance: 3.95%
Argo Group International Holdings Limited	23,200	1,286,904
National General Holdings Corporation	5,500	102,355
OneBeacon Insurance Group Limited	23,900	387,180

		1,776,439

REITs: 8.74%
Chimera Investment Corporation	585,800	1,862,844
Invesco Mortgage Capital Incorporated	18,615	287,788
MFA Mortgage Investments Incorporated	68,000	543,320
Redwood Trust Incorporated	36,300	715,110
Sun Communities Incorporated	5,900	356,714
UMH Properties Incorporated	17,100	163,305

		3,929,081

Thrifts & Mortgage Finance: 0.29%
Northwest Bancshares Incorporated	10,300	129,059

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Small Cap Value Fund	11

Security name	Shares	Value

Health Care: 5.98%

Health Care Equipment & Supplies: 2.54%
Hologic Incorporated †	8,400	$224,616
ICU Medical Incorporated †	300	24,570
OraSure Technologies Incorporated †	88,000	892,320

		1,141,506

Health Care Providers & Services: 1.99%
Air Methods Corporation †	1,500	66,045
Cross Country Healthcare Incorporated †	41,237	514,638
Healthways Incorporated †	15,800	314,104

		894,787

Health Care Technology: 0.60%
Allscripts Healthcare Solutions Incorporated †	21,200	270,724

Life Sciences Tools & Services: 0.26%
Parexel International Corporation †	2,100	116,676

Pharmaceuticals: 0.59%
Prestige Brands Holdings Incorporated †	7,600	263,872

Industrials: 16.91%

Airlines: 10.58%
American Airlines Group Incorporated	10,700	573,841
Delta Air Lines Incorporated	39,600	1,947,924
LATAM Airlines Group SP ADR †	18,700	224,026
United Continental Holdings Incorporated †	30,000	2,006,700

		4,752,491

Commercial Services & Supplies: 3.09%
ABM Industries Incorporated	20,600	590,190
ACCO Brands Corporation †	69,400	625,294
Healthcare Services Group Incorporated	5,600	173,208

		1,388,692

Electrical Equipment: 0.51%
GrafTech International Limited †	45,800	231,748

Machinery: 0.46%
Actuant Corporation Class A	7,600	207,024

Professional Services: 0.60%
Hill International Incorporated †	53,500	205,440
Kforce Incorporated	2,600	62,738

		268,178

Road & Rail: 1.08%
Covenant Transport Incorporated Class A †	17,900	485,269

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Small Cap Value Fund	Portfolio of investments—December 31, 2014

Security name	Shares	Value

Trading Companies & Distributors: 0.59%
Applied Industrial Technologies Incorporated	5,800	$264,422

Information Technology: 11.95%

Communications Equipment: 0.85%
Brocade Communications Systems Incorporated	14,800	175,232
Harmonic Incorporated †	29,300	205,393

		380,625

Electronic Equipment, Instruments & Components: 6.44%
Checkpoint Systems Incorporated †	25,700	352,861
Cognex Corporation †	9,800	405,034
Coherent Incorporated †	10,000	607,200
OSI Systems Incorporated †	21,600	1,528,632

		2,893,727

Internet Software & Services: 0.29%
Gogo Incorporated †	7,900	130,587

Semiconductors & Semiconductor Equipment: 0.57%
Kulicke & Soffa Industries Incorporated †	17,800	257,388

Technology Hardware, Storage & Peripherals: 3.80%
Cray Incorporated †	39,800	1,372,304
Diebold Incorporated	2,800	96,992
Quantum Corporation †	135,100	237,776

		1,707,072

Materials: 14.43%

Chemicals: 0.70%
Calgon Carbon Corporation †	6,900	143,382
Zep Incorporated	11,400	172,710

		316,092

Containers & Packaging: 0.45%
Intertape Polymer Group Incorporated (a)	12,600	201,743

Metals & Mining: 12.24%
Agnico-Eagle Mines Limited	10,100	251,389
Carpenter Technology Corporation	6,800	334,900
Dominion Diamond Corporation †	13,300	238,868
NovaGold Resources Incorporated †	41,900	123,605
Randgold Resources Limited ADR	39,800	2,682,918
Royal Gold Incorporated	8,500	532,950
Sandstorm Gold Limited †	50,400	171,360
Silver Standard Resources Incorporated †	45,300	226,726
Steel Dynamics Incorporated	36,100	712,614
United States Steel Corporation	4,000	106,960
Webco Industries Incorporated †(a)(i)	1,900	117,895

		5,500,185

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Small Cap Value Fund	13

Security name		Shares	Value

Paper & Forest Products: 1.04%
Deltic Timber Corporation		2,600	$177,840
Wausau Paper Corporation		25,400	288,798

			466,638

Telecommunication Services: 1.39%

Diversified Telecommunication Services: 1.39%
Cincinnati Bell Incorporated †		195,300	623,007

Total Common Stocks (Cost $37,758,191)			44,052,371

Exchange-Traded Funds: 1.32%
KBW Regional Banking ETF		3,538	143,997
Market Vectors Gold Miners ETF		17,338	318,672
Market Vectors Junior Gold Miners ETF		5,454	130,514

Total Exchange-Traded Funds (Cost $965,079)			593,183

	Yield
Short-Term Investments: 0.67%

Investment Companies: 0.67%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	302,028	302,028

Total Short-Term Investments (Cost $302,028)			302,028

Total investments in securities (Cost $39,025,298)*	100.02%	44,947,582
Other assets and liabilities, net	(0.02)	(10,373)

Total net assets	100.00%	$44,937,209

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $39,330,992 and unrealized gains (losses) consists of:

Gross unrealized gains	$11,109,684
Gross unrealized losses	(5,493,094)

Net unrealized gains	$5,616,590

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Small Cap Value Fund	Statement of assets and liabilities—December 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $38,723,270)	$44,645,554
In affiliated securities, at value (cost $302,028)	302,028

Total investments, at value (cost $39,025,298)	44,947,582
Receivable for investments sold	47,814
Receivable for Fund shares sold	24,568
Receivable for dividends	97,982
Prepaid expenses and other assets	6,931

Total assets	45,124,877

Liabilities
Payable for investments purchased	54,848
Payable for Fund shares redeemed	54,002
Advisory fee payable	19,725
Distribution fee payable	3,018
Administration fees payable	5,130
Professional fees payable	33,994
Accrued expenses and other liabilities	16,951

Total liabilities	187,668

Total net assets	$44,937,209

NET ASSETS CONSIST OF
Paid-in capital	$42,854,803
Undistributed net investment income	175,502
Accumulated net realized losses on investments	(4,015,380)
Net unrealized gains on investments	5,922,284

Total net assets	$44,937,209

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$31,296,041
Shares outstanding – Class 1[1]	2,806,112
Net asset value per share – Class 1	$11.15
Net assets – Class 2	$13,641,168
Shares outstanding – Class 2[1]	1,223,918
Net asset value per share – Class 2	$11.15

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended December 31, 2014	Wells Fargo Advantage VT Small Cap Value Fund	15

Investment income
Dividends (net of foreign withholding taxes of $3,825)	$867,813
Income from affiliated securities	489

Total investment income	868,302

Expenses
Advisory fee	375,623
Administration fees
Fund level	25,042
Class 1	27,896
Class 2	12,170
Distribution fee
Class 2	38,031
Custody and accounting fees	21,708
Professional fees	45,300
Shareholder report expenses	17,599
Trustees’ fees and expenses	14,929
Other fees and expenses	4,085

Total expenses	582,383
Less: Fee waivers and/or expense reimbursements	(98,612)

Net expenses	483,771

Net investment income	384,531

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	4,638,815
Written options	10,334

Net realized gains on investments	4,649,149

Net change in unrealized gains (losses) on:
Unaffiliated securities	(2,509,908)
Written options	(5,051)

Net change in unrealized gains (losses) on investments	(2,514,959)

Net realized and unrealized gains (losses) on investments	2,134,190

Net increase in net assets resulting from operations	$2,518,721

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Small Cap Value Fund	Statement of changes in net assets

	Year ended December 31, 2014		Year ended December 31, 2013

Operations
Net investment income		$384,531		$396,437
Net realized gains on investments		4,649,149		4,406,238
Net change in unrealized gains (losses) on investments		(2,514,959)		2,952,763

Net increase in net assets resulting from operations		2,518,721		7,755,438

Distributions to shareholders from
Net investment income
Class 1		(214,385)		(363,474)
Class 2		(53,163)		(114,530)

Total distributions to shareholders		(267,548)		(478,004)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	145,789	1,586,802	103,741	1,045,325
Class 2	190,581	2,169,735	242,058	2,440,592

		3,756,537		3,485,917

Reinvestment of distributions
Class 1	18,168	214,385	36,203	363,474
Class 2	4,505	53,163	11,408	114,530

		267,548		478,004

Payment for shares redeemed
Class 1	(707,033)	(8,020,383)	(842,800)	(8,678,358)
Class 2	(355,425)	(4,044,288)	(597,766)	(6,193,805)

		(12,064,671)		(14,872,163)

Net decrease in net assets resulting from capital share transactions		(8,040,586)		(10,908,242)

Total decrease in net assets		(5,789,413)		(3,630,808)

Net assets
Beginning of period		50,726,622		54,357,430

End of period		$44,937,209		$50,726,622

Undistributed net investment income		$175,502		$264,798

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage VT Small Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 1	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.72	$9.41	$8.33	$9.04	$7.36
Net investment income	0.11	0.10	0.12	0.11	0.05 [2]
Net realized and unrealized gains (losses) on investments	0.39	1.31	1.06	(0.74)	1.63

Total from investment operations	0.50	1.41	1.18	(0.63)	1.68
Distributions to shareholders from
Net investment income	(0.07)	(0.10)	(0.10)	(0.08)	0.00
Net asset value, end of period	$11.15	$10.72	$9.41	$8.33	$9.04
Total return[3]	4.63%	15.03%	14.33%	(7.06)%	22.83%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.10%	1.09%	1.14%	0.96%
Net expenses	0.89%	0.89%	0.89%	0.89%	0.89%
Net investment income	0.85%	0.81%	1.10%	1.07%	1.43%
Supplemental data
Portfolio turnover rate	27%	18%	17%	16%	61%
Net assets, end of period (000s omitted)	$31,296	$35,900	$38,113	$43,155	$58,255

1.	For the period from July 16, 2010 (commencement of class operations) to December 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.71	$9.40	$8.32	$9.03	$7.83
Net investment income	0.07	0.07	0.09	0.09	0.12
Net realized and unrealized gains (losses) on investments	0.41	1.31	1.07	(0.74)	1.20

Total from investment operations	0.48	1.38	1.16	(0.65)	1.32
Distributions to shareholders from
Net investment income	(0.04)	(0.07)	(0.08)	(0.06)	(0.12)
Net asset value, end of period	$11.15	$10.71	$9.40	$8.32	$9.03
Total return	4.46%	14.75%	14.00%	(7.26)%	17.25%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.35%	1.34%	1.39%	1.52%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	0.58%	0.55%	0.90%	0.82%	1.06%
Supplemental data
Portfolio turnover rate	27%	18%	17%	16%	61%
Net assets, end of period (000s omitted)	$13,641	$14,826	$16,245	$14,681	$19,606

1.	After the close of business on July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Small Cap Value Fund	19

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in FASB Accounting Standards Codification 946. These financial statements report on the Wells Fargo Advantage VT Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures. Non-listed OTC options are valued at the evaluated price provided by an independent pricing service or an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2014, such fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

20	Wells Fargo Advantage VT Small Cap Value Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage VT Small Cap Value Fund	21

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to dividends from certain securities. At December 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(206,279)	$206,279

As of December 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $3,716,042 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo Advantage VT Small Cap Value Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$4,626,242	$0	$0	$4,626,242
Energy	6,986,486	313,480	0	7,299,966
Financials	9,363,710	0	0	9,363,710
Health care	2,687,565	0	0	2,687,565
Industrials	7,597,824	0	0	7,597,824
Information technology	5,369,399	0	0	5,369,399
Materials	6,165,020	319,638	0	6,484,658
Telecommunication services	623,007	0	0	623,007

Exchange-traded funds	593,183	0	0	593,183

Short-term investment
Investment companies	302,028	0	0	302,028
Total assets	$44,314,464	$633,118	$0	$44,947,582
Transfers in and transfers out are recognized at the end of the reporting period. At December 31, 2014, common stocks with a market value of $515,223 were transferred from Level 1 to Level 2 because of a decrease in the market activity of these securities. The Level 2 valuation is based on reference to similar securities from the same issuers which were trading on active markets at the end of the period. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended December 31, 2014, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.08% which is calculated based on its average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.89% for Class 1 shares and 1.14% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Wells Fargo Advantage VT Small Cap Value Fund	23

Distribution fee

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2014 were $13,120,566 and $19,401,197, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2014, the Fund entered into written options for economic hedging purposes.

During the year ended December 31, 2014, the Fund had written call option activities as follows:

	Call options
	Number of contracts	Premiums received
Options outstanding at December 31, 2013	22	$7,691
Options written	75	13,421
Options expired	(6)	(1,645)
Options closed	(91)	(19,467)
Options exercised	0	0
Options outstanding at December 31, 2014	0	$0

As of December 31, 2014, the Fund did not have any open written options. The Fund had an average of 18 written option contracts during the year ended December 31, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2014, the Fund paid $99 in commitment fees.

For the year ended December 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $267,548 and $478,004 of ordinary income for the years ended December 31, 2014 and December 31, 2013, respectively.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$183,549	$5,616,590	$(3,716,042)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Advantage VT Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Small Cap Value Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

Other information (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	25

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 67.73% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage VT Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Small Cap Value Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. retired as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage VT Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

230418 02-15 AVT8/AR154 12-14

Wells Fargo Advantage VT Total Return Bond Fund

Annual Report

December 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of December 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage VT Total Return Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage VT Total Return Bond Fund for the 12-month period that ended December 31, 2014. The period was marked by a strong U.S. dollar, low interest rates, and sluggish growth outside the U.S.

The U.S. was the fastest-growing developed country, which benefited U.S. companies. Most bond sectors gained modestly amid renewed confidence in economic growth that drove outperformance in credit-sensitive sectors as solid economic growth boosted company revenue and profits and kept default rates low. Investment-grade U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index1, returned 5.97% during the period.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It tapered the size of its quantitative easing program each month until the program ended in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB said it intends to increase the size of its balance sheet, a result of quantitative easing. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

Economic growth was sluggish outside the U.S.

The Fed has a dual mandate to maximize employment and keep prices stable, and economic activity during the period showed improvement on both these fronts. The unemployment rate ticked lower to 5.6% as of December 2014. On the inflation front, the personal consumption expenditures price index remained below the Fed’s longer-run objective of a 2% pace.

Elsewhere, economic data continued to show sluggish growth. The European Union’s gross domestic product was sluggish and the region’s unemployment rate remained elevated. Japan’s economy faltered in reaction to a sales-tax increase despite Prime Minister Abe’s economic plans to promote growth.

With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe diverged—the 10-year U.S. Treasury yield was 2.17% at the end of December 2014 compared with 0.54% for 10-year German government yields, 163 basis points (100 basis points equals 1.00%) higher. This is largely attributed to the Fed being closer to eventually increasing interest rates while the ECB potentially needs to further increase, rather than scale back, its amount of accommodation. Further, U.S. economic activity is healthier than Europe’s.

1.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	3

Longer-dated securities and lower-rated credits were top performers.

Treasury bonds with maturities greater than 20 years returned more than 27% in 2014, according to the Barclays U.S. Aggregate Bond Index. This was due, in part, to strong demand from overseas investors because yields in Europe and Japan were substantially lower than U.S. yields. In addition, because the dollar strengthened, the returns from Treasuries were even higher for foreign-domiciled investors. Longer-maturity debt across all sectors outperformed shorter-dated securities.

Investment-grade corporate bonds returned 7.46% in 2014, according to the Barclays U.S. Aggregate Bond Index, and BBB-rated bonds had higher returns than AAA-rated bonds. Although lower-rated credits did best in 2014, the trend changed in the latter part of the year as oil prices fell dramatically. Not only were many energy and mining companies negatively affected, but investor trepidation about weak global growth caused investment-grade spreads to modestly widen while high-yield spreads widened substantially. For example, BBB-rated bonds returned 8.25% in 2014 but only 1.28% in the fourth quarter.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage VT Total Return Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Troy Ludgood

Thomas O’Connor, CFA

Average annual total returns (%) as of December 31, 2014

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	9-20-1999	5.59	4.85	5.02	0.94	0.91
Barclays U.S. Aggregate Bond Index[3]	–	5.97	4.45	4.71	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-222-8222. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If fees had been reflected, performance would have been lower.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	5

Growth of $10,000 investment[4] as of December 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through April 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.90% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

4.	The chart compares the performance of Class 2 shares for the most recent ten years with the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

5.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage VT Total Return Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Barclays U.S. Aggregate Bond Index for the 12-month period that ended December 31, 2014.

■	Security selection within corporate bonds, specifically within the cable/media and energy sectors detracted and was not offset by good selection within the insurance, consumer noncylicals, and utilities sectors.

■	Security selection within adjustable-rate mortgages (ARMs), collateralized mortgage obligations, and fixed-rate mortgage-backed securities (MBS) contributed to performance.

■	Overweight sector allocations to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) also contributed to performance.

Ten largest long-term holdings[5] (%) as of December 31, 2014
U.S. Treasury Note, 0.88%, 10-15-2017	4.72
U.S. Treasury Note, 0.88%, 8-15-2017	3.13
U.S. Treasury Note, 1.75%, 9-30-2019	2.98
U.S. Treasury Note, 0.63%, 9-30-2017	2.90
GNMA, 3.50%, 1-21-2045	2.10
U.S. Treasury Note, 2.25%, 11-15-2024	2.05
U.S. Treasury Note, 0.88%, 5-15-2017	2.00
U.S. Treasury Note, 1.63%, 12-31-2019	1.67
FNMA, 4.50%, 1-14-2045	1.45
U.S. Treasury Note, 1.50%, 1-31-2019	1.42

Interest rates fell, structured products outperformed, and credit spreads widened.

The Barclays U.S. Aggregate Bond Index posted a positive total return for the year, with positive returns across all sectors, on a relative basis, led by tightening in CMBS, ABS, and MBS, while credit was the sole sector that underperformed. In a low-interest-rate environment, investors continued to reach for yield, which helped investment-grade non-Treasury securities outperform for most of the year. Mortgages shrugged off the end of the Federal Reserve’s (Fed’s) quantitative easing program and performed well into year-end. Meanwhile, tumbling oil prices, weakening commodities, all-time lows in European bond yields, and fresh highs in U.S. equities reflected the growing disparity between a strengthening U.S. economy and significant softness globally and negatively affected high-yield and emerging markets debt in the second half of 2014.

Portfolio allocation[6] as of December 31, 2014

We reduced risk allocations in 2014.

We reduced the Fund’s overweight to corporate bonds throughout the year, ending with a small overweight. Our positioning at year-end reflected our expectations for prolonged supply pressure, deteriorating commodity fundamentals, and the achievement of relative valuation targets in many securities. Reductions were mainly in insurance, foreign agencies, and health care. Separately, we moved to an underweight in Brazil due to fundamental concerns early in 2014, later reallocating this exposure to Paraguay, which was fundamentally improving. We also added cable/media (examples include DIRECTV Holdings LLC) and pipelines following the fourth quarter’s collapse in oil prices. We viewed spread widening to be excessive in Enterprise Products Operating LLC and other master limited partnerships with limited commodity exposure.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	7

We reduced our mortgage allocations early in the year and stayed underweight throughout most of the year. We reduced our positioning in 30-year fixed-rate mortgages because we found better value in 20-year fixed-rate mortgages and hybrid adjustable-rate mortgages. Within 20-year MBS, we found value in 4.0% coupons, lower loan balance specified pools, and seasoned shorter average life pools. We significantly reduced our underweight to the Ginnie Mae sector over the course of the year.

In other structured products, we remained overweight CMBS and ABS. We reduced our overweight to student loans, selling both longer-maturity Federal Family Education Loan Program floating-rate notes and recent vintage Sallie Mae private student loans while adding three- to five-year credit card ABS, five-year prime auto ABS, and auto dealer floorplan ABS. In CMBS, we reduced risk throughout the year, especially in the fourth quarter.

We believe we are well positioned to take advantage of relative-value trading opportunities.

The U.S. economy appears to be consolidating its recent strength, providing solid momentum heading into 2015. Manufacturing surveys remain strong, and with robust payroll growth, the unemployment rate has fallen to 5.6%. The plunge in oil prices is a boon to the consumer and therefore good for consumer spending prospects. While most inflation measures remain below the Fed’s target of 2%, likely due to lower import costs, officials remain confident that medium-term inflation expectations are stable.

In light of this progress, the Fed is positioning for the normalization of monetary policy. Quantitative easing has ended, and official statements suggest that the Fed will assess incoming data patiently, with a federal funds rate increase around mid-2015 seeming reasonable. The pace of monetary policy normalization will be governed by incoming data and financial conditions.

We are closely watching international factors that provide a clear wildcard to the U.S. dollar–denominated financial markets, contributing to a volatile market environment. Strengthening domestic growth, mirrored against weaker growth abroad, is creating a powerful rally in the U.S. dollar. Fresh stimulus in Japan and Europe, along with signs of capital flight in several traditional emerging markets, is creating spillovers onto U.S. interest rates, mitigating the ending of the Fed’s asset purchases. Collapses in commodity and oil prices could be triggering a sizable global redistribution of haves and have-nots among countries, industries, and asset classes.

Consistent with our bottom-up security selection process, we maintain a neutral duration. We believe we are well positioned and stand ready to take advantage of relative-value trading opportunities as they arise.

Please see footnotes on page 5.

8	Wells Fargo Advantage VT Total Return Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 7-1-2014	Ending account value 12-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class 2
Actual	$1,000.00	$1,017.38	$4.58	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Total Return Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 29.20%
FHLMC ±	2.57%	12-1-2042	$39,294	$39,748
FHLMC ±	2.68	11-1-2042	89,766	92,466
FHLMC (a)%%	2.70	2-16-2045	122,000	125,711
FHLMC (a)%%	2.73	1-13-2045	96,000	98,920
FHLMC (a)%%	2.75	2-16-2045	126,000	129,990
FHLMC (a)%%	2.75	12-16-2045	123,000	126,623
FHLMC ±	2.76	11-1-2044	189,794	196,279
FHLMC (a)%%	2.80	2-16-2045	122,000	126,169
FHLMC ±	2.81	9-1-2044	183	201
FHLMC (a)%%	2.83	1-13-2045	97,000	99,857
FHLMC ±	2.84	9-1-2044	2,564	2,643
FHLMC ±	2.84	11-1-2044	101	104
FHLMC (a)%%	2.85	1-15-2045	167,000	170,876
FHLMC ±	2.86	9-1-2044	211	218
FHLMC ±	2.87	11-1-2044	82,000	84,550
FHLMC ±	2.88	12-1-2044	132,000	136,134
FHLMC ±	2.90	11-1-2044	141,798	146,350
FHLMC ±	2.91	11-1-2044	21,994	22,706
FHLMC ±	2.91	11-1-2044	70,000	72,307
FHLMC ±	2.94	1-1-2044	74,461	76,078
FHLMC ±	2.95	11-1-2043	148,053	151,409
FHLMC ±	2.97	10-1-2043	105,002	107,421
FHLMC ±	3.01	11-1-2043	96,387	98,764
FHLMC	3.50	12-1-2029	29,000	30,881
FHLMC	3.50	6-1-2042	48,191	50,279
FHLMC	3.50	11-1-2042	76,376	79,680
FHLMC	3.50	11-1-2042	46,212	48,210
FHLMC	3.50	11-1-2042	25,797	26,913
FHLMC	3.50	3-1-2043	79,051	82,475
FHLMC	3.50	3-1-2043	110,499	115,251
FHLMC	3.50	3-1-2043	70,346	73,381
FHLMC	3.50	4-1-2043	74,114	77,311
FHLMC	3.50	4-1-2043	57,074	59,544
FHLMC	3.50	4-1-2043	45,479	47,448
FHLMC	3.50	4-1-2043	31,833	33,210
FHLMC	3.50	4-1-2043	77,997	81,360
FHLMC	3.50	5-1-2043	94,447	98,540
FHLMC	3.50	8-1-2043	44,158	46,071
FHLMC	3.50	9-1-2043	166,300	173,488
FHLMC	4.00	10-1-2029	62,473	67,333
FHLMC	4.00	11-1-2032	72,916	78,741
FHLMC	4.00	6-1-2033	21,610	23,317
FHLMC	4.00	11-1-2033	27,744	30,068
FHLMC	4.00	5-15-2039	273,981	293,220
FHLMC	4.50	6-1-2042	222,757	246,590
FHLMC	5.00	8-1-2039	366,149	412,192
FHLMC	5.50	7-1-2038	157,930	180,045
FHLMC Series 2980 Class QA	6.00	5-15-2035	347,370	384,709
FHLMC Series 336 Class 300	3.00	8-15-2044	328,083	331,900
FHLMC Series 3529 Class AG	6.50	4-15-2039	85,340	94,703
FHLMC Series 3664 Class DA	4.00	11-15-2037	59,583	63,300

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FHLMC Series 3876 Class NB	5.00%	8-15-2038	$94,619	$103,208
FHLMC Series T-48 Class 1A3 ±	5.65	7-25-2033	2,235	2,529
FHLMC Series T-57 Class 1A2	7.00	7-25-2043	374	433
FHLMC Series T-57 Class 1A3	7.50	7-25-2043	23,862	28,482
FHLMC Series T-59 Class 1A3	7.50	10-25-2043	33,223	39,946
FHLMC Series T-60 Class 1A3	7.50	3-25-2044	34,103	40,804
FNMA ¤	0.00	10-9-2019	260,000	233,758
FNMA ±	2.39	1-1-2036	48,811	51,996
FNMA	2.50	11-1-2027	4,185	4,504
FNMA ±	2.56	5-1-2043	60,031	60,382
FNMA	2.63	9-6-2024	102,000	103,298
FNMA ±(a)%%	2.70	1-1-2045	126,000	129,607
FNMA (a)%%	2.73	2-16-2045	62,000	63,886
FNMA (a)%%	2.73	2-16-2045	122,000	125,940
FNMA ±	2.76	11-1-2044	1,738	1,811
FNMA ±	2.76	12-1-2044	125,000	128,828
FNMA ±	2.80	12-1-2044	158,000	163,003
FNMA ±	2.82	11-1-2044	357,332	368,625
FNMA ±	2.95	4-1-2042	70,732	73,195
FNMA ±	2.98	1-1-2044	58,602	60,110
FNMA %%	3.00	1-20-2030	900,000	935,169
FNMA %%	3.00	2-18-2030	400,000	414,881
FNMA	3.00	6-1-2032	71,463	73,853
FNMA	3.00	12-1-2037	66,110	66,829
FNMA	3.00	10-25-2042	423,883	429,403
FNMA ±	3.15	7-1-2044	46,609	48,296
FNMA ±	3.23	4-1-2044	446,201	464,842
FNMA	3.50	12-1-2029	98,000	104,247
FNMA	3.50	1-1-2030	200,000	213,121
FNMA	3.50	7-1-2042	36,403	37,982
FNMA	3.50	8-1-2042	121,219	126,476
FNMA	3.50	9-1-2042	68,675	71,662
FNMA	3.50	4-1-2043	25,869	26,991
FNMA	3.50	7-1-2043	63,613	66,377
FNMA	3.50	6-1-2044	103,569	108,055
FNMA %%	3.50	1-14-2045	250,000	260,481
FNMA %%	3.50	2-12-2045	600,000	623,514
FNMA	4.00	3-1-2025	9,159	9,866
FNMA	4.00	5-1-2025	18,340	19,757
FNMA	4.00	6-1-2025	115,943	124,607
FNMA	4.00	6-1-2026	24,705	26,620
FNMA	4.00	12-1-2028	56,629	61,015
FNMA	4.00	1-1-2029	226,778	244,342
FNMA	4.00	1-1-2029	37,114	39,990
FNMA	4.00	2-1-2029	90,218	97,206
FNMA	4.00	2-1-2029	61,737	66,519
FNMA	4.00	2-1-2029	85,838	92,498
FNMA	4.00	3-1-2029	87,127	93,871
FNMA	4.00	3-1-2029	60,662	65,367
FNMA	4.00	3-1-2029	81,208	86,866

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Total Return Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA	4.00%	4-1-2029	$95,687	$103,090
FNMA	4.00	7-1-2029	62,101	66,917
FNMA	4.00	11-1-2029	131,312	140,621
FNMA	4.00	3-1-2032	593,676	640,259
FNMA	4.00	8-1-2033	211,265	227,849
FNMA	4.00	9-1-2033	45,479	49,443
FNMA	4.00	9-1-2033	39,737	42,965
FNMA	4.00	9-1-2033	41,370	44,624
FNMA	4.00	11-1-2033	25,181	27,405
FNMA	4.00	2-1-2034	50,460	54,553
FNMA	4.00	2-1-2034	82,084	88,776
FNMA	4.00	3-1-2034	250,365	271,609
FNMA	4.00	4-1-2034	167,222	180,797
FNMA	4.00	5-1-2034	34,274	37,055
FNMA	4.00	6-1-2034	33,915	36,668
FNMA	4.00	6-1-2034	25,451	27,597
FNMA	4.00	6-1-2034	55,170	59,851
FNMA	4.00	6-1-2034	52,900	57,196
FNMA	4.00	7-1-2034	52,866	57,357
FNMA	4.00	7-1-2034	59,076	63,848
FNMA	4.00	7-1-2034	45,093	48,758
FNMA	4.00	7-1-2034	40,223	43,640
FNMA	4.00	8-1-2034	90,923	98,313
FNMA	4.00	8-1-2034	51,086	55,427
FNMA	4.00	8-1-2034	55,358	59,858
FNMA	4.00	9-1-2034	34,713	37,668
FNMA	4.00	9-1-2034	60,458	65,377
FNMA	4.00	6-25-2039	115,691	123,852
FNMA	4.00	1-1-2043	344,829	371,806
FNMA %%	4.00	1-14-2045	300,000	320,073
FNMA %%	4.00	2-12-2045	800,000	851,340
FNMA	4.50	10-1-2033	69,582	76,072
FNMA	4.50	5-1-2034	98,067	108,895
FNMA	4.50	5-1-2034	36,317	40,241
FNMA	4.50	11-1-2044	42,943	47,597
FNMA %%	4.50	1-14-2045	1,200,000	1,302,300
FNMA	5.00	3-1-2041	15,640	17,468
FNMA	5.00	7-1-2041	698,455	788,181
FNMA	5.00	8-1-2041	44,316	50,019
FNMA	5.50	9-1-2034	26,443	29,199
FNMA	5.50	4-1-2036	15,380	17,184
FNMA	5.50	7-1-2039	35,352	40,398
FNMA	5.50	4-1-2040	113,459	129,713
FNMA	5.50	4-25-2042	8,373	9,269
FNMA	6.00	8-1-2034	30,341	34,653
FNMA	6.00	4-1-2035	8,786	10,043
FNMA	6.00	12-1-2035	64,913	74,144
FNMA	6.00	7-1-2037	26,456	30,221
FNMA	6.00	7-1-2037	148,401	169,499
FNMA Series 2002-33 Class A2	7.50	6-25-2032	24,742	28,893

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
FNMA Series 2002-95 Class DB	6.00%	1-25-2033	$90,087	$102,880
FNMA Series 2003-W17 Class 1A7	5.75	8-25-2033	86,000	92,833
FNMA Series 2005-5 Class PA	5.00	1-25-2035	27,280	29,763
FNMA Series 2006-56 Class CA	6.00	7-25-2036	18,291	21,323
FNMA Series 2009-20 Class DT	4.50	4-25-2039	100,428	110,498
FNMA Series 2011-53 Class TN	4.00	6-25-2041	267,816	286,211
FNMA Series 2012-130 Class DC	3.00	12-25-2042	564,041	570,463
FNMA Series 2012-134 Class LC	3.00	12-25-2042	78,428	79,262
FNMA Series 2012-411 Class A3	3.00	8-25-2042	86,726	86,205
GNMA %%	3.00	1-21-2045	1,100,000	1,124,267
GNMA %%	3.50	1-21-2045	1,800,000	1,888,677
GNMA %%	3.50	2-19-2045	800,000	837,350
GNMA %%	4.00	1-21-2045	100,000	107,189
GNMA %%	4.00	2-19-2045	900,000	962,873
Tennessee Valley Authority	2.88	9-15-2024	280,000	283,579

Total Agency Securities (Cost $25,951,901)				26,262,686

Asset-Backed Securities: 15.60%
Ally Auto Receivables Trust Series 2010-5 Class A4	1.75	3-15-2016	19,457	19,465
Ally Auto Receivables Trust Series 2011-1 Class A4	2.23	3-15-2016	20,943	20,957
Ally Auto Receivables Trust Series 2011-5 Class A4	1.32	7-15-2016	37,198	37,244
Ally Auto Receivables Trust Series 2012-1 Class A3	0.93	2-16-2016	966	966
Ally Auto Receivables Trust Series 2012-2 Class A3	0.74	4-15-2016	47,508	47,520
Ally Auto Receivables Trust Series 2013-1 Class A3	0.63	5-15-2017	27,352	27,356
Ally Auto Receivables Trust Series 2014-1 Class A4	1.53	4-15-2019	567,000	564,921
Ally Auto Receivables Trust Series 2014-2 Class A4	1.84	1-15-2020	42,000	42,118
Ally Auto Receivables Trust Series 2014-4 Class A2	1.43	6-17-2019	186,000	185,603
Ally Master Owner Trust Series 2012-5 Class A	1.54	9-15-2019	130,000	129,040
Ally Master Owner Trust Series 2014-5 Class A1 ±	0.65	10-15-2019	273,000	273,000
American Express Credit Account Master Trust Series 2012-2 Class A	0.68	3-15-2018	293,000	293,220
American Express Credit Account Master Trust Series 2012-5 Class A	0.59	5-15-2018	187,000	186,947
American Express Issuance Trust II Series 2013-2 Class A ±	0.59	8-15-2019	180,000	180,612
AmeriCredit Automobile Receivables Trust Series 2013-2 Class A2	0.53	11-8-2016	5,088	5,088
Avis Budget Rental Car Aesop Series 2013-1A Class A 144A	1.92	9-20-2019	152,000	150,425
Avis Budget Rental Car Funding LLC Series 2012-3A Class A 144A	2.10	3-20-2019	100,000	100,039
Bank of America Credit Card Trust Series 2007-A4 Class A4 ±	0.20	11-15-2019	148,000	146,943
Bank of America Credit Card Trust Series 2014-A2 Class A ±	0.43	9-16-2019	370,000	369,322
Bank of America Credit Card Trust Series 2014-A3 Class A ±	0.45	1-15-2020	265,000	264,952
Bank of the West Auto Trust Series 2014-1 Class A3 144A	1.09	3-15-2019	100,000	100,027
Bank of the West Auto Trust Series 2014-1 Class A4 144A	1.65	3-16-2020	100,000	99,814
California Republic Auto Receivables Trust Series 2014-2 Class A4	1.57	12-16-2019	52,000	51,858
California Republic Auto Receivables Trust Series 2014-3 Class A4	1.79	3-16-2020	50,000	50,016
Capital Auto Receivables Asset Trust Series 2013-1 Class A3	0.79	6-20-2017	289,000	289,244
Capital Auto Receivables Asset Trust Series 2013-2 Class A4	1.56	7-20-2018	79,000	79,655
Capital Auto Receivables Asset Trust Series 2013-3 Class A4	1.68	4-20-2018	50,000	50,458
Capital Auto Receivables Asset Trust Series 2013-4 Class A3	1.09	3-20-2018	127,000	126,981
Capital Auto Receivables Asset Trust Series 2013-4 Class A4	1.47	7-20-2018	172,000	172,883
Capital Auto Receivables Asset Trust Series 2014-1 Class A3	1.32	6-20-2018	118,000	118,442
Capital Auto Receivables Asset Trust Series 2014-1 Class A4	1.69	10-22-2018	102,000	102,492
Capital Auto Receivables Asset Trust Series 2014-2 Class A1 ±	0.47	6-20-2016	192,000	192,051

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Total Return Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Capital Auto Receivables Asset Trust Series 2014-2 Class A3	1.26%	5-21-2018	$177,000	$177,376
Capital Auto Receivables Asset Trust Series 2014-2 Class A4	1.62	10-22-2018	51,000	51,226
Capital Auto Receivables Asset Trust Series 2014-3 Class A3	1.48	11-20-2018	196,000	195,840
Capital Auto Receivables Asset Trust Series 2014-3 Class A4	1.83	4-22-2019	29,000	29,054
Capital One Multi-Asset Execution Trust Series 2014-A5 Class A	1.48	7-15-2020	233,000	233,093
Chase Issuance Trust Series 2012-A4 Class A4	1.58	8-16-2021	122,000	119,401
Chase Issuance Trust Series 2012-A8 Class A8	0.54	10-16-2017	134,000	133,932
Chase Issuance Trust Series 2013-A6 Class A6 ±	0.58	7-15-2020	243,000	243,387
Chase Issuance Trust Series 2013-A7 Class A ±	0.59	9-15-2020	200,000	200,571
Chase Issuance Trust Series 2013-A9 Class A ±	0.58	11-16-2020	426,000	426,828
Chase Issuance Trust Series 2014-A5 Class A5 ±	0.53	4-15-2021	100,000	99,669
Chrysler Capital Auto Receivables Asset Trust Series 2014-BA Class A3 144A	1.27	5-15-2019	54,000	54,049
Citibank Credit Card Issuance Trust Series 2013-A7 Class A7 ±	0.59	9-10-2020	430,000	429,905
Citibank Credit Card Issuance Trust Series 2014-A3 Class A3 ±	0.36	5-9-2018	481,000	481,000
Citibank Credit Card Issuance Trust Series 2014-A6 Class A6	2.15	7-15-2021	995,000	995,706
Discover Card Execution Note Trust Series 2013-A5 Class A5	1.04	4-15-2019	200,000	199,778
Discover Card Execution Note Trust Series 2014-A1 Class A1 ±	0.59	7-15-2021	200,000	200,433
Ford Credit Auto Owner Trust Series 2013-B Class A3	0.57	10-15-2017	128,164	128,157
Ford Credit Auto Owner Trust Series 2014-1 Class A 144A	2.26	11-15-2025	273,000	274,467
Ford Credit Auto Owner Trust Series 2014-2A 144A	2.31	4-15-2026	157,000	157,406
Ford Credit Floorplan Master Owner Trust Series 2014-1 Class A1	1.20	2-15-2019	141,000	140,626
Ford Credit Floorplan Master Owner Trust Series 2012-2 Class A	1.92	1-15-2019	140,000	141,580
Honda Auto Receivables Owner Trust Series 2013-3 Class A3	0.77	5-15-2017	122,000	122,103
Honda Auto Receivables Owner Trust Series 2014-4 Class A4	1.46	10-15-2020	42,000	41,898
Hyundai Auto Receivables Trust Series 2011-C Class A4	1.30	2-15-2018	64,069	64,384
MBNA Credit Card Master Note Trust Series 2004-A3 Class A3 ±	0.42	8-16-2021	231,000	229,909
MMCA Automobile Trust Series 2011-A Class A4 144A	2.02	10-17-2016	14,005	14,012
Navient Student Loan Trust Series 2014-1 Class A2 ±	0.47	3-27-2023	100,000	99,609
Navient Student Loan Trust Series 2014-8 Class A2 ±	0.60	4-25-2023	167,000	167,082
Navient Student Loan Trust Series 2014-AA Class A2A 144A	2.74	2-15-2029	274,000	274,508
Nelnet Student Loan Trust Series 2004-4 Class A5 ±	0.39	1-25-2037	139,911	138,387
Nelnet Student Loan Trust Series 2004-5 Class A5 ±	0.41	10-27-2036	145,940	144,571
Nelnet Student Loan Trust Series 2005-1 Class A5 ±	0.34	10-25-2033	66,000	64,265
Nelnet Student Loan Trust Series 2006-1 Class A4 ±	0.32	11-23-2022	42,527	42,468
Nelnet Student Loan Trust Series 2006-2 Class A4 ±	0.31	10-26-2026	159,476	159,243
Nelnet Student Loan Trust Series 2007-1 Class A1 ±	0.24	11-27-2018	10,507	10,504
Nelnet Student Loan Trust Series 2010-4A Class A 144A±	0.97	4-25-2046	61,915	62,549
Santander Drive Auto Receivables Trust Series 2012-5 Class A3	0.83	12-15-2016	845	845
SLM Student Loan Trust Series 2005-6 Class A5 ±	1.43	7-27-2026	68,405	69,280
SLM Student Loan Trust Series 2005-7 Class A4 ±	0.38	10-25-2029	262,000	252,764
SLM Student Loan Trust Series 2005-9 Class A ±	0.35	1-27-2025	177,234	176,704
SLM Student Loan Trust Series 2006-3 Class A5 ±	0.33	1-25-2021	181,000	178,106
SLM Student Loan Trust Series 2007-2 Class A2 ±	0.63	5-15-2028	74,101	74,001
SLM Student Loan Trust Series 2007-2 Class B ±	0.40	7-25-2025	100,000	90,281
SLM Student Loan Trust Series 2010-1 Class A ±	0.57	3-25-2025	123,968	123,966
SLM Student Loan Trust Series 2012-6 Class A3 ±	0.91	5-26-2026	100,000	100,508
SLM Student Loan Trust Series 2012-6 Class B ±	1.17	4-27-2043	100,000	93,443
SLM Student Loan Trust Series 2012-D Class A2 144A	2.95	2-15-2046	155,000	159,308
SLM Student Loan Trust Series 2012-E Class A1 144A±	0.91	10-16-2023	71,587	71,790
SLM Student Loan Trust Series 2012-E Class A2 144A±	1.91	6-15-2045	233,000	239,725

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
SLM Student Loan Trust Series 2013-1 Class B ±	1.97%	11-25-2043	$100,000	$100,257
SLM Student Loan Trust Series 2013-3 Class A2 ±	0.47	5-26-2020	106,000	105,834
SLM Student Loan Trust Series 2013-5 Class A2 ±	0.56	10-26-2020	100,000	100,103
SLM Student Loan Trust Series 2013-B Class A1 144A±	0.81	7-15-2022	98,159	98,321
SLM Student Loan Trust Series 2014-1 Class A2 ±	0.55	7-26-2021	100,000	99,990
SLM Student Loan Trust Series 2014-2 Class A3 ±	0.76	3-26-2029	119,000	119,400
SLM Student Loan Trust Series 2014-A Class A1 144A±	0.76	7-15-2022	77,583	77,537
SLM Student Loan Trust Series 2014-A Class A2A 144A	2.59	1-15-2026	101,000	102,255
Trade Maps Limited Series 2013-1A Class A 144A±	0.86	12-10-2018	268,000	268,347
World Financial Network Credit Card Master Trust Series 2014-B Class A	0.61	7-15-2019	98,000	97,961

Total Asset-Backed Securities (Cost $14,015,825)				14,029,361

Corporate Bonds and Notes: 17.98%

Consumer Discretionary: 1.70%

Auto Components: 0.07%
Johnson Controls Incorporated	4.63	7-2-2044	30,000	30,872
Johnson Controls Incorporated	4.95	7-2-2064	30,000	30,929

				61,801

Automobiles: 0.50%
Daimler Finance North America LLC 144A	1.88	1-11-2018	150,000	150,521
Daimler Finance North America LLC 144A	2.38	8-1-2018	150,000	152,105
General Motors Company	3.50	10-2-2018	120,000	122,400
General Motors Company	5.00	4-1-2035	10,000	10,421
General Motors Company	5.20	4-1-2045	15,000	15,825

				451,272

Hotels, Restaurants & Leisure: 0.06%
Yum! Brands Incorporated	5.35	11-1-2043	45,000	49,210

Internet & Catalog Retail: 0.05%
Amazon.com Incorporated	4.95	12-5-2044	45,000	46,522

Media: 0.96%
Cox Communications Incorporated 144A	4.80	2-1-2035	75,000	78,140
DIRECTV Holdings LLC	3.80	3-15-2022	95,000	96,650
DIRECTV Holdings LLC	3.95	1-15-2025	130,000	131,023
DIRECTV Holdings LLC	4.45	4-1-2024	95,000	99,399
Scripps Networks Interactive Incorporated	2.75	11-15-2019	60,000	60,251
Scripps Networks Interactive Incorporated	3.90	11-15-2024	110,000	112,000
Thomson Reuters Corporation	3.85	9-29-2024	105,000	106,153
Viacom Incorporated	4.85	12-15-2034	140,000	143,271
Viacom Incorporated	5.25	4-1-2044	35,000	37,012

				863,899

Specialty Retail: 0.06%
Bed Bath & Beyond Incorporated	5.17	8-1-2044	55,000	57,370

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Total Return Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 1.17%

Beverages: 0.34%
Anheuser-Busch InBev Finance Company	2.15%	2-1-2019	$150,000	$150,605
Anheuser-Busch InBev Finance Company	2.63	1-17-2023	75,000	72,803
Anheuser-Busch InBev Worldwide Incorporated	7.75	1-15-2019	65,000	78,731

				302,139

Food Products: 0.53%
Tyson Foods Incorporated	4.50	6-15-2022	146,000	158,072
WM Wrigley Jr Company 144A	2.00	10-20-2017	40,000	40,291
WM Wrigley Jr Company 144A	2.40	10-21-2018	55,000	55,387
WM Wrigley Jr Company 144A	2.90	10-21-2019	107,000	108,384
WM Wrigley Jr Company 144A	3.38	10-21-2020	115,000	117,545

				479,679

Tobacco: 0.30%
Altria Group Incorporated	2.63	1-14-2020	115,000	115,334
Altria Group Incorporated	4.50	5-2-2043	65,000	65,459
Philip Morris International Incorporated	3.25	11-10-2024	45,000	45,097
Philip Morris International Incorporated	4.25	11-10-2044	45,000	45,760

				271,650

Energy: 2.20%

Energy Equipment & Services: 0.02%
Diamond Offshore Drilling Incorporated	4.88	11-1-2043	25,000	21,298

Oil, Gas & Consumable Fuels: 2.18%
Access Midstream Partners LP	4.88	5-15-2023	85,000	86,275
Chevron Corporation	2.19	11-15-2019	95,000	95,351
ConocoPhillips Company	2.88	11-15-2021	75,000	75,748
ConocoPhillips Company	4.15	11-15-2034	20,000	20,522
ConocoPhillips Company	4.30	11-15-2044	85,000	88,917
Continental Resources Company	4.50	4-15-2023	130,000	123,650
Dominion Gas Holdings LLC	4.60	12-15-2044	60,000	62,851
El Paso Pipeline Partners Operating LLC	4.10	11-15-2015	105,000	107,433
El Paso Pipeline Partners Operating LLC	4.30	5-1-2024	100,000	100,194
Energy Transfer Partners LP	6.50	2-1-2042	25,000	28,736
Enlink Midstream Partners LP	5.05	4-1-2045	75,000	72,457
Enterprise Products Operating LLC	3.75	2-15-2025	60,000	60,228
Enterprise Products Operating LLC	4.85	3-15-2044	70,000	72,990
Kerr-McGee Corporation	6.95	7-1-2024	165,000	201,666
Kinder Morgan Energy Partners LP	4.15	2-1-2024	50,000	49,872
Kinder Morgan Energy Partners LP	4.30	6-1-2025	10,000	10,034
Kinder Morgan Energy Partners LP	5.30	12-1-2034	30,000	30,452
Kinder Morgan Energy Partners LP	5.55	6-1-2045	70,000	71,696
Newfield Exploration Company	5.63	7-1-2024	85,000	84,097
Phillips 66	4.88	11-15-2044	120,000	122,826
Plains All American Pipeline LP	4.90	2-15-2045	70,000	71,137
Rowan Companies Incorporated	5.40	12-1-2042	54,000	47,042

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Southeast Supply Header LLC 144A	4.25%	6-15-2024	$100,000	$101,341
Sunoco Logistics Partner LP	5.35	5-15-2045	110,000	111,217
TC Pipelines LP	4.65	6-15-2021	28,000	29,109
Western Gas Partners LP	5.38	6-1-2021	30,000	32,914

				1,958,755

Financials: 6.56%

Banks: 2.32%
Bank of America Corporation	1.50	10-9-2015	235,000	235,992
Bank of America Corporation	4.00	4-1-2024	185,000	192,627
Bank of America Corporation	4.25	10-22-2026	100,000	99,776
Bank of America Corporation	6.00	9-1-2017	120,000	132,327
BB&T Corporation	2.45	1-15-2020	185,000	184,508
Citigroup Incorporated	1.55	8-14-2017	175,000	174,518
Citigroup Incorporated	1.70	7-25-2016	120,000	120,851
Citigroup Incorporated	2.65	3-2-2015	74,000	74,220
Citigroup Incorporated	3.75	6-16-2024	75,000	76,715
Citigroup Incorporated	4.30	11-20-2026	35,000	34,922
HSBC USA Incorporated	2.38	2-13-2015	140,000	140,284
HSBC USA Incorporated	2.38	11-13-2019	210,000	209,939
Inter-American Development Bank	4.38	1-24-2044	35,000	43,161
JPMorgan Chase & Company	2.20	10-22-2019	135,000	133,836
JPMorgan Chase & Company	4.13	12-15-2026	160,000	159,564
JPMorgan Chase & Company	4.85	2-1-2044	65,000	72,105

				2,085,345

Capital Markets: 1.33%
Goldman Sachs Group Incorporated	6.25	2-1-2041	40,000	50,566
Goldman Sachs Group Incorporated	6.75	10-1-2037	45,000	56,582
Lazard Group LLC	4.25	11-14-2020	105,000	110,665
Lazard Group LLC	6.85	6-15-2017	210,000	233,786
Morgan Stanley	2.38	7-23-2019	205,000	204,244
Morgan Stanley	3.70	10-23-2024	200,000	202,724
Morgan Stanley	4.35	9-8-2026	85,000	85,508
Morgan Stanley	5.38	10-15-2015	100,000	103,447
State Street Corporation	3.30	12-16-2024	145,000	147,167

				1,194,689

Consumer Finance: 1.01%
American Express Credit Corporation	1.75	6-12-2015	220,000	221,225
American Express Credit Corporation	3.63	12-5-2024	60,000	60,500
Murray Street Investment Trust I	4.65	3-9-2017	188,000	198,426
Synchrony Financial	4.25	8-15-2024	95,000	97,482
Toyota Motor Credit Corporation	1.13	5-16-2017	210,000	209,283
Toyota Motor Credit Corporation	2.75	5-17-2021	125,000	126,853

				913,769

Diversified Financial Services: 0.13%
General Electric Capital Corporation	5.88	1-14-2038	90,000	113,882

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Total Return Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Insurance: 0.75%
ACE INA Holdings Incorporated	3.35%	5-15-2024	$30,000	$30,315
Alleghany Corporation	4.90	9-15-2044	55,000	57,694
American International Group Incorporated	4.50	7-16-2044	45,000	47,543
American International Group Incorporated	6.40	12-15-2020	66,000	78,703
American International Group Incorporated ±	8.18	5-15-2068	25,000	33,875
Assurant Incorporated	2.50	3-15-2018	105,000	106,010
Liberty Mutual Group Incorporated 144A	4.85	8-1-2044	65,000	66,071
Markel Corporation	3.63	3-30-2023	25,000	25,143
MetLife Incorporated	1.90	12-15-2017	55,000	55,128
Nationwide Financial Services Incorporated 144A	5.30	11-18-2044	100,000	105,495
Prudential Financial Incorporated	4.60	5-15-2044	20,000	21,078
Teachers Insurance and Annuity Association 144A	4.90	9-15-2044	45,000	50,146

				677,201

REITs: 1.02%
American Tower Corporation	3.45	9-15-2021	105,000	103,230
American Tower Corporation	3.50	1-31-2023	101,000	97,587
DDR Corporation	3.38	5-15-2023	120,000	116,341
DDR Corporation	4.63	7-15-2022	125,000	133,439
Federal Realty Investment Trust	3.00	8-1-2022	40,000	39,885
Federal Realty Investment Trust	3.95	1-15-2024	55,000	57,824
Healthcare Trust of America Holdings LP	3.38	7-15-2021	70,000	69,873
Mid-America Apartments LP	3.75	6-15-2024	110,000	110,394
Mid-America Apartments LP	4.30	10-15-2023	80,000	84,176
Tanger Properties LP	3.75	12-1-2024	45,000	45,349
Tanger Properties LP	3.88	12-1-2023	55,000	56,306

				914,404

Health Care: 1.55%

Biotechnology: 0.48%
Amgen Incorporated	1.25	5-22-2017	205,000	203,458
Amgen Incorporated	3.63	5-22-2024	75,000	76,233
Amgen Incorporated	5.38	5-15-2043	15,000	17,426
Celgene Corporation	3.63	5-15-2024	85,000	86,796
Celgene Corporation	5.25	8-15-2043	45,000	50,826

				434,739

Health Care Equipment & Supplies: 0.23%
Medtronic Incorporated 144A	2.50	3-15-2020	65,000	65,171
Medtronic Incorporated 144A	3.15	3-15-2022	95,000	96,513
Medtronic Incorporated 144A	4.38	3-15-2035	43,000	45,617

				207,301

Health Care Providers & Services: 0.33%
McKesson Corporation	3.80	3-15-2024	60,000	61,637
WellPoint Incorporated	3.50	8-15-2024	65,000	65,471
WellPoint Incorporated	3.13	5-15-2022	127,000	126,924
WellPoint Incorporated	5.10	1-15-2044	35,000	39,331

				293,363

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Life Sciences Tools & Services: 0.26%
Thermo Fisher Scientific Incorporated	1.30%	2-1-2017	$125,000	$124,307
Thermo Fisher Scientific Incorporated	3.30	2-15-2022	60,000	60,099
Thermo Fisher Scientific Incorporated	3.60	8-15-2021	50,000	51,634

				236,040

Pharmaceuticals: 0.25%
AbbVie Incorporated	4.40	11-6-2042	60,000	61,900
Forest Laboratories Incorporated 144A	4.38	2-1-2019	105,000	110,919
Mylan Incorporated	5.40	11-29-2043	45,000	49,942

				222,761

Industrials: 0.88%

Aerospace & Defense: 0.28%
Northrop Grumman Corporation	3.25	8-1-2023	135,000	136,017
Northrop Grumman Corporation	4.75	6-1-2043	100,000	111,645

				247,662

Machinery: 0.06%
Valmont Industries Incorporated	5.25	10-1-2054	55,000	55,494

Road & Rail : 0.54%
ERAC USA Finance LLC 144A	3.85	11-15-2024	40,000	40,566
ERAC USA Finance LLC 144A	5.63	3-15-2042	137,000	159,940
Penske Truck Leasing Company LP 144A	2.50	6-15-2019	130,000	129,207
Penske Truck Leasing Company LP 144A	3.05	1-9-2020	155,000	154,879

				484,592

Information Technology: 0.96%

Electronic Equipment, Instruments & Components: 0.15%
Keysight Technologies Incorporated 144A	4.55	10-30-2024	55,000	55,022
L-3 Communications Corporation	3.95	5-28-2024	80,000	80,662

				135,684

IT Services: 0.11%
Mastercard Incorporated	3.38	4-1-2024	95,000	97,513

Semiconductors & Semiconductor Equipment: 0.02%
Broadcom Corporation	4.50	8-1-2034	20,000	20,954

Software: 0.25%
Oracle Corporation	3.40	7-8-2024	85,000	86,876
Oracle Corporation	4.30	7-8-2034	105,000	112,421
Oracle Corporation	4.50	7-8-2044	25,000	27,154

				226,451

Technology Hardware, Storage & Peripherals: 0.43%
Apple Incorporated	2.85	5-6-2021	220,000	225,051
Apple Incorporated	3.45	5-6-2024	95,000	99,490

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Total Return Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Technology Hardware, Storage & Peripherals (continued)
Apple Incorporated	4.45%	5-6-2044	$55,000	$60,608

				385,149

Materials: 0.52%

Chemicals: 0.35%
Albemarle Corporation	4.15	12-1-2024	45,000	45,720
Albemarle Corporation	5.45	12-1-2044	45,000	48,422
Eastman Chemical Company	3.80	3-15-2025	95,000	96,708
Eastman Chemical Company	4.65	10-15-2044	45,000	46,048
Mosaic Company	5.45	11-15-2033	30,000	33,942
Mosaic Company	5.63	11-15-2043	40,000	45,841

				316,681

Metals & Mining: 0.17%
Freeport-McMoRan Copper & Gold Incorporated	4.55	11-14-2024	95,000	92,248
Freeport-McMoRan Copper & Gold Incorporated	5.40	11-14-2034	30,000	29,247
Vale Overseas Limited	8.25	1-17-2034	25,000	29,919

				151,414

Telecommunication Services: 1.03%

Diversified Telecommunication Services: 1.03%
AT&T Incorporated	4.30	12-15-2042	50,000	47,536
AT&T Incorporated	4.35	6-15-2045	80,000	75,420
AT&T Incorporated	4.80	6-15-2044	50,000	50,948
Verizon Communications Incorporated	2.50	9-15-2016	105,000	107,357
Verizon Communications Incorporated	3.50	11-1-2024	100,000	98,250
Verizon Communications Incorporated	4.40	11-1-2034	293,000	291,236
Verizon Communications Incorporated 144A	4.86	8-21-2046	40,000	41,089
Verizon Communications Incorporated	5.15	9-15-2023	190,000	209,804

				921,640

Utilities: 1.41%

Electric Utilities: 0.79%
Alabama Power Company	4.15	8-15-2044	25,000	26,247
American Electric Power Company	1.65	12-15-2017	130,000	130,044
Connecticut Light & Power Company	4.30	4-15-2044	45,000	48,738
Consolidated Edison Company of New York Incorporated	4.63	12-1-2054	40,000	43,808
Niagara Mohawk Power Corporation 144A	4.28	10-1-2034	65,000	68,766
PacifiCorp	3.60	4-1-2024	115,000	118,846
Potomac Electric Power	3.60	3-15-2024	50,000	52,377
Public Service Company of Colorado	4.30	3-15-2044	30,000	32,295
Public Service Electric & Gas Company	3.05	11-15-2024	50,000	50,194
Public Service Electric & Gas Company	4.00	6-1-2044	55,000	56,683
Southwestern Electric Power Company	3.55	2-15-2022	40,000	41,027
Virginia Electric & Power Company	4.45	2-15-2044	35,000	38,231

				707,256

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Gas Utilities: 0.09%
ONEOK Partners LP	2.00%	10-1-2017	$80,000	$79,559

Multi-Utilities: 0.53%
Ameren Illinois Company	4.30	7-1-2044	50,000	53,527
Berkshire Hathaway Energy 144A	4.50	2-1-2045	60,000	62,781
Berkshire Hathaway Energy	5.15	11-15-2043	35,000	39,603
Consumers Energy Company	4.35	8-31-2064	40,000	41,757
Dominion Resources Incorporated	4.70	12-1-2044	60,000	63,851
Pacific Gas & Electric Corporation	3.25	6-15-2023	50,000	50,095
Puget Energy Incorporated	6.00	9-1-2021	145,000	169,628

				481,242

Total Corporate Bonds and Notes (Cost $15,818,883)				16,168,380

Municipal Obligations: 1.04%

California: 0.29%
California Build America Bonds (GO)	7.60	11-1-2040	80,000	126,647
Los Angeles CA Community College District Build America Bonds (GO)	6.75	8-1-2049	90,000	132,935

				259,582

Illinois: 0.06%
Illinois Finance Authority (GO)	5.88	3-1-2019	45,000	49,880

Nevada: 0.15%
Clark County NV Airport Authority Build America Bonds Series C (Airport Revenue)	6.82	7-1-2045	95,000	139,232

New Jersey: 0.19%
New Jersey Turnpike Authority Build America Bonds Series A (Transportation Revenue)	7.10	1-1-2041	119,000	173,869

New York: 0.14%
Port Authority of New York & New Jersey Consolidated Bonds Series 174 (Airport Revenue)	4.46	10-1-2062	120,000	126,641

Ohio: 0.04%
Ohio State University General Receipts Taxable Bonds Series A (Education Revenue)	4.80	6-1-2111	36,000	39,187

Texas: 0.17%
North Texas Tollway Authority (Transportation Revenue)	6.72	1-1-2049	104,000	151,096

Total Municipal Obligations (Cost $730,390)				939,487

Non-Agency Mortgage-Backed Securities: 4.44%
Bank of America Commercial Mortgage Incorporated Series 2005-4 Class A5A	4.93	7-10-2045	29,000	29,273
CFCRE Commercial Mortgage Trust Series 2011-C1 Series A4 144A±	4.96	4-15-2044	100,000	111,665
Citigroup Commercial Mortgage Trust Series 2013-GC17 Class A4	4.13	11-10-2046	31,000	33,651
Citigroup Commercial Mortgage Trust Series 2014-GC19 Class A3	3.75	3-10-2047	49,000	51,645
Citigroup Commercial Mortgage Trust Series 2014-GC19 Class AAB	3.55	3-10-2047	69,000	72,328
Commercial Mortgage Pass-Through Certificate Series 2012-UBS5 Class A3	3.55	9-10-2047	35,000	36,488
Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class A4	4.05	10-10-2046	19,000	20,485
Commercial Mortgage Pass-Through Certificate Series 2014-C17 Class A4	3.70	5-10-2047	31,000	32,392
Commercial Mortgage Pass-Through Certificate Series 2014-C19 Class A5	3.80	8-10-2047	137,000	144,622

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Total Return Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificate Series 2014-C20 Class ASB	3.31%	11-10-2047	$43,000	$44,024
Commercial Mortgage Pass-Through Certificate Series 2014-C4 Class A5	3.69	8-10-2047	262,000	272,880
Commercial Mortgage Pass-Through Certificate Series 2014-CR18 Class ASB	3.45	7-15-2047	58,000	60,189
Commercial Mortgage Pass-Through Certificate Series 2014-LC15 Class ASB	3.53	4-10-2047	102,000	106,473
Commercial Mortgage Pass-Through Certificate Series 2014-UBS5 Class A4	3.84	9-10-2047	98,000	103,790
Commercial Mortgage Pass-Through Certificate Series 2014-UBS6 Class AM ±	4.05	12-10-2047	110,000	114,398
Commercial Mortgage Pass-Through Certificate Series 2014-UBS6 Class ASB	3.39	12-10-2047	113,000	116,637
Commercial Mortgage Pass-Through Certificate Trust Series 2010-C1 Class A3 144A	4.21	7-10-2046	138,000	149,701
Commercial Mortgage Pass-Through Certificate Trust Series 2013-CR12 Class ASB	3.62	10-10-2046	52,000	54,507
Credit Suisse First Boston Mortgage Securities Corporation Series 2005-C5 Class A4 ±	5.10	8-15-2038	47,838	48,472
Deutsche Bank UBS Securities Mortgage Trust Series 2011-LC1A Class A1 144A	3.74	11-10-2046	90,123	92,327
Deutsche Bank UBS Securities Mortgage Trust Series 2011-LC2A Class A4 144A	4.54	7-10-2044	111,000	122,568
Greenwich Capital Commercial Funding Corporation Series 2005-GG5 Class A5 ±	5.22	4-10-2037	64,000	64,691
GS Mortgage Securities Corporation II Series 2011-GC3 Class A2 144A	3.65	3-10-2044	79,325	81,229
GS Mortgage Securities Trust Series 2005-GG4 Class A4	4.75	7-10-2039	30,177	30,206
GS Mortgage Securities Trust Series 2012-GCJ7 Class A1	1.14	5-10-2045	32,254	32,351
GS Mortgage Securities Trust Series 2014-GC18 Class A4	4.07	1-10-2047	64,000	68,904
GS Mortgage Securities Trust Series 2014-GC18 Class AAB	3.65	1-10-2047	60,000	63,090
GS Mortgage Securities Trust Series 2014-GC20 Class AAB	3.66	4-10-2047	133,000	139,990
GS Mortgage Securities Trust Series 2014-GC24 Class AAB	3.65	9-10-2047	182,000	191,501
GS Mortgage Securities Trust Series 2014-GC26 Class AAB	3.37	11-10-2047	71,000	73,384
Impact Funding LLC Series 2010-1 Class A1 144A	5.31	1-25-2051	329,450	377,344
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2004-LN2 Class A2	5.12	7-15-2041	7,120	7,127
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-CB14 Class A4 ±	5.48	12-12-2044	48,541	49,629
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2010-CNTR Class A1 144A	3.30	8-5-2032	64,637	66,860
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-C25 Class ASB	3.41	11-15-2047	15,000	15,588
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2 Class A3 144A	4.07	11-15-2043	266,000	285,262
Merrill Lynch Mortgage Trust Series 2005-CIP1 Class A4 ±	5.05	7-12-2038	26,000	26,221
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10 Class A1	1.39	7-15-2046	125,672	126,238
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class ASB	3.65	4-15-2047	45,000	47,230
Morgan Stanley Capital I Trust Series 2011-C2 Class A2 144A	3.48	6-15-2044	198,000	203,976
Motel 6 Trust Series 2012-MTL6 Class A2 144A	1.95	10-5-2025	191,000	190,418
UBS Barclays Commercial Mortgage Trust Series 2013-C5 Class A4	3.18	3-10-2046	33,000	33,551

Total Non-Agency Mortgage-Backed Securities (Cost $3,911,878)				3,993,305

U.S. Treasury Securities: 33.68%
U.S. Treasury Bond	2.75	11-15-2042	156,000	155,951
U.S. Treasury Bond	3.00	11-15-2044	99,000	104,043
U.S. Treasury Bond	3.13	11-15-2041	412,000	445,089
U.S. Treasury Bond	3.13	2-15-2043	288,000	309,420
U.S. Treasury Bond	3.13	8-15-2044	58,000	62,441
U.S. Treasury Bond	3.38	5-15-2044	64,000	72,100
U.S. Treasury Bond	3.63	8-15-2043	523,000	615,424
U.S. Treasury Bond	3.63	2-15-2044	602,000	708,949
U.S. Treasury Bond	3.75	11-15-2043	209,000	251,388
U.S. Treasury Note	0.38	10-31-2016	120,000	119,475
U.S. Treasury Note	0.50	9-30-2016	754,000	752,910
U.S. Treasury Note ##	0.63	12-31-2016	1,108,000	1,106,874

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note ##	0.63%	9-30-2017	$2,641,000	$2,611,495
U.S. Treasury Note ##	0.88	5-15-2017	1,797,000	1,797,421
U.S. Treasury Note ##	0.88	8-15-2017	2,822,000	2,814,285
U.S. Treasury Note	0.88	10-15-2017	4,266,000	4,248,332
U.S. Treasury Note	0.88	11-15-2017	617,000	613,771
U.S. Treasury Note	1.00	12-15-2017	552,000	550,749
U.S. Treasury Note	1.50	1-31-2019	1,279,000	1,279,397
U.S. Treasury Note	1.50	5-31-2019	406,000	405,017
U.S. Treasury Note	1.50	10-31-2019	439,000	436,154
U.S. Treasury Note	1.50	11-30-2019	114,000	113,252
U.S. Treasury Note	1.63	6-30-2019	741,000	742,853
U.S. Treasury Note	1.63	8-31-2019	978,000	978,840
U.S. Treasury Note	1.63	12-31-2019	1,505,000	1,502,765
U.S. Treasury Note	1.75	9-30-2019	2,661,000	2,675,968
U.S. Treasury Note	1.88	11-30-2021	200,000	198,828
U.S. Treasury Note	2.00	10-31-2021	499,000	500,131
U.S. Treasury Note	2.25	7-31-2021	334,000	340,471
U.S. Treasury Note	2.25	11-15-2024	1,828,000	1,840,282
U.S. Treasury Note	2.38	8-15-2024	76,000	77,360
U.S. Treasury Note	2.50	5-15-2024	1,021,000	1,050,992
U.S. Treasury Note	3.13	4-30-2017	766,000	806,694

Total U.S. Treasury Securities (Cost $29,981,409)				30,289,121

Yankee Corporate Bonds and Notes: 4.18%

Consumer Discretionary: 0.29%

Media: 0.12%
British Sky Broadcasting 144A	3.75	9-16-2024	105,000	105,643

Textiles, Apparel & Luxury Goods: 0.17%
LVMH Moet Hennessy Louis Vuitton SA 144A	1.63	6-29-2017	158,000	158,115

Consumer Staples: 0.19%

Beverages: 0.19%
Pernod Ricard SA 144A	5.75	4-7-2021	150,000	172,302

Energy: 1.24%

Oil, Gas & Consumable Fuels: 1.24%
BP Capital Markets plc	3.54	11-4-2024	40,000	39,285
BP Capital Markets plc	3.81	2-10-2024	10,000	10,065
Canadian Oil Sands Trust Limited 144A	6.00	4-1-2042	55,000	49,660
Ecopetrol SA	5.88	5-28-2045	45,000	41,625
Ecopetrol SA	7.38	9-18-2043	45,000	48,600
Petrobras Global Finance Company	3.00	1-15-2019	70,000	61,885
Petrobras Global Finance Company	4.88	3-17-2020	100,000	93,551
Petroleos Mexicanos Company ±	2.25	7-18-2018	50,000	50,550
Petroleos Mexicanos Company	2.38	4-15-2025	120,000	118,662
Petroleos Mexicanos Company 144A	5.50	6-27-2044	15,000	15,300
Petroleos Mexicanos Company	6.38	1-23-2045	100,000	113,250
Statoil ASA	2.25	11-8-2019	80,000	80,046

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—December 31, 2014	Wells Fargo Advantage VT Total Return Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Statoil ASA	2.90%	11-8-2020	$95,000	$97,176
Talisman Energy Incorporated	3.75	2-1-2021	75,000	72,528
Total Capital International SA	2.10	6-19-2019	80,000	80,035
Total Capital International SA	2.75	6-19-2021	50,000	50,187
Weatherford International Limited	4.50	4-15-2022	45,000	40,051
Weatherford International Limited	5.95	4-15-2042	60,000	50,804

				1,113,260

Financials: 1.81%

Banks: 1.28%
Bank of Tokyo-Mitsubishi UFJ Limited 144A	2.35	9-8-2019	325,000	322,840
Credit Suisse (New York)	3.63	9-9-2024	250,000	254,310
ING Bank NV 144A	2.50	10-1-2019	275,000	276,759
ING Bank NV 144A	5.80	9-25-2023	90,000	99,835
Norddeutsche Landesbank Pfandbriefe 144A	2.00	2-5-2019	200,000	200,261

				1,154,005

Consumer Finance: 0.25%
CNOOC Finance Corporation Limited	1.63	4-30-2017	225,000	223,915

Diversified Financial Services: 0.28%
BHP Billiton Finance USA Limited	5.00	9-30-2043	35,000	39,673
Volkswagen International Finance NV 144A	1.13	11-18-2016	210,000	209,833

				249,506

Health Care: 0.11%

Pharmaceuticals: 0.11%
Actavis Funding SCS	3.85	6-15-2024	35,000	35,179
Actavis Funding SCS	4.85	6-15-2044	65,000	65,958

				101,137

Materials: 0.18%

Chemicals: 0.05%
LYB International Finance BV	4.88	3-15-2044	40,000	41,151

Metals & Mining: 0.13%
Barrick Gold Corporation	4.10	5-1-2023	45,000	43,794
Xstrata Finance Canada 144A	2.05	10-23-2015	71,000	71,461

				115,255

Telecommunication Services: 0.26%

Wireless Telecommunication Services: 0.26%
America Movil SAB de CV	3.13	7-16-2022	235,000	231,860

Utilities: 0.10%

Electric Utilities: 0.10%
Electricite de France 144A	6.00	1-22-2114	80,000	93,195

Total Yankee Corporate Bonds and Notes (Cost $3,754,820)				3,759,344

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage VT Total Return Bond Fund	Portfolio of investments—December 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds: 1.16%
Province of Manitoba	3.05%	5-14-2024	$75,000	$77,729
Republic of Paraguay 144A	6.10	8-11-2044	100,000	106,500
Republic of Slovenia 144A	5.25	2-18-2024	200,000	219,750
Slovak Republic 144A	4.38	5-21-2022	375,000	405,578
United Mexican States	5.75	10-12-2049	215,000	231,125

Total Yankee Government Bonds (Cost $976,418)				1,040,682

	Yield		Shares
Short-Term Investments: 4.90%

Investment Companies: 4.90%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class ##(l)(u)	0.08		4,410,686	4,410,686

Total Short-Term Investments (Cost $4,410,686)				4,410,686

Total investments in securities (Cost $99,552,210) *	112.18%	100,893,052
Other assets and liabilities, net	(12.18)	(10,956,528)

Total net assets	100.00%	$89,936,524

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

%%	The security is issued on a when-issued basis.

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $99,674,339 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,534,948
Gross unrealized losses	(316,235)

Net unrealized gains	$1,218,713

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—December 31, 2014	Wells Fargo Advantage VT Total Return Bond Fund	25

Assets
Investments
In unaffiliated securities, at value (cost $95,141,524)	$96,482,366
In affiliated securities, at value (cost $4,410,686)	4,410,686

Total investments, at value (cost $99,552,210)	100,893,052
Receivable for investments sold	12,122,005
Principal paydown receivable	10,146
Receivable for Fund shares sold	3,422
Receivable for interest	390,012
Prepaid expenses and other assets	6,210

Total assets	113,424,847

Liabilities
Dividends payable	3,121
Payable for investments purchased	23,098,314
Payable for Fund shares redeemed	256,356
Advisory fee payable	29,699
Distribution fee payable	19,838
Administration fee payable	10,316
Accrued expenses and other liabilities	70,679

Total liabilities	23,488,323

Total net assets	$89,936,524

NET ASSETS CONSIST OF
Paid-in capital	$91,987,830
Undistributed net investment income	13,787
Accumulated net realized losses on investments	(3,405,935)
Net unrealized gains on investments	1,340,842

Total net assets	$89,936,524

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 2	$89,936,524
Shares outstanding – Class 2[1]	8,554,067
Net asset value per share – Class 2	$10.51

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage VT Total Return Bond Fund	Statement of operations—year ended December 31, 2014

Investment income
Interest	$2,009,844
Income from affiliated securities	2,094
Securities lending income, net	457

Total investment income	2,012,395

Expenses
Advisory fee	364,480
Administration fee	118,456
Distribution fee
Class 2	227,800
Custody and accounting fees	49,991
Professional fees	51,323
Shareholder report expenses	9,175
Trustees’ fees and expenses	15,980
Other fees and expenses	3,761

Total expenses	840,966
Less: Fee waivers and/or expense reimbursements	(20,885)

Net expenses	820,081

Net investment income	1,192,314

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	1,765,045
TBA sale commitments	(3,843)

Net realized gains on investments	1,761,202

Net change in unrealized gains (losses) on investments	2,039,702

Net realized and unrealized gains (losses) on investments	3,800,904

Net increase in net assets resulting from operations	$4,993,218

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage VT Total Return Bond Fund	27

	Year ended December 31, 2014		Year ended December 31, 2013

Operations
Net investment income		$1,192,314		$1,085,032
Net realized gains (losses) on investments		1,761,202		(696,697)
Net change in unrealized gains (losses) on investments		2,039,702		(2,680,209)

Net increase (decrease) in net assets resulting from operations		4,993,218		(2,291,874)

Distributions to shareholders from
Net investment income – Class 2		(1,240,908)		(1,136,906)
Net realized gains – Class 2		0		(2,908,485)

Total distributions to shareholders		(1,240,908)		(4,045,391)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	1,245,757	12,903,246	1,865,149	19,545,659
Reinvestment of distributions – Class 2	119,606	1,240,908	398,039	4,045,391
Payment for shares redeemed – Class 2	(1,765,773)	(18,312,667)	(1,796,392)	(18,758,567)

Net increase (decrease) in net assets resulting from capital share transactions		(4,168,513)		4,832,483

Total decrease in net assets		(416,203)		(1,504,782)

Net assets
Beginning of period		90,352,727		91,857,509

End of period		$89,936,524		$90,352,727

Undistributed net investment income		$13,787		$62,381

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage VT Total Return Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
CLASS 2	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$10.09	$10.82	$10.54	$10.41	$10.34
Net investment income	0.14	0.12	0.15	0.22	0.29
Net realized and unrealized gains (losses) on investments	0.42	(0.38)	0.48	0.62	0.43

Total from investment operations	0.56	(0.26)	0.63	0.84	0.72
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.15)	(0.28)	(0.36)
Net realized gains	0.00	(0.34)	(0.20)	(0.43)	(0.29)

Total distributions to shareholders	(0.14)	(0.47)	(0.35)	(0.71)	(0.65)
Net asset value, end of period	$10.51	$10.09	$10.82	$10.54	$10.41
Total return	5.59%	(2.43)%	6.10%	8.31%	7.04%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.93%	0.94%	0.91%	0.91%
Net expenses	0.90%	0.90%	0.90%	0.88%	0.86%
Net investment income	1.31%	1.19%	1.37%	2.09%	2.76%
Supplemental data
Portfolio turnover rate	593%	613%	574%	843%	838%
Net assets, end of period (000s omitted)	$89,937	$90,353	$91,858	$87,138	$85,416

1.	After the close of business of July 16, 2010, existing shares of the Fund were renamed Class 2 shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage VT Total Return Bond Fund	29

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in FASB Accounting Standards Codification 946. These financial statements report on the Wells Fargo Advantage VT Total Return Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

30	Wells Fargo Advantage VT Total Return Bond Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

TBA sale commitments

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Mortgage dollar roll transactions

The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Advantage VT Total Return Bond Fund	31

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of December 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $3,283,804 expiring in 2016.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$26,262,686	$0	$26,262,686

Asset-backed securities	0	14,029,361	0	14,029,361

Corporate bonds and notes	0	16,168,380	0	16,168,380

Municipal obligations	0	939,487	0	939,487

Non-agency mortgage-backed securities	0	3,993,305	0	3,993,305

U.S. Treasury securities	30,090,293	198,828	0	30,289,121

Yankee corporate bonds and notes	0	3,759,344	0	3,759,344

Yankee government bonds	0	1,040,682	0	1,040,682

Short-term investments
Investment companies	4,410,686	0	0	4,410,686
Total assets	$34,500,979	$66,392,073	$0	$100,893,052

32	Wells Fargo Advantage VT Total Return Bond Fund	Notes to financial statements

Transfers in and transfers out are recognized at the end of the reporting period. At December 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase. For the year ended December 31, 2014, the advisory fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fee

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual administration fee starting at 0.13% and declining to 0.11% as the average daily net assets of the Fund increase.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through April 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2014 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$511,361,442	$73,191,887	$508,784,464	$75,037,943

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended December 31, 2014, the Fund paid $103 in commitment fees.

For the year ended December 31, 2014, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage VT Total Return Bond Fund	33

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

	Year ended December 31
	2014	2013
Ordinary income	$1,240,908	$2,927,256
Long-term capital gain	0	1,118,135

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$17,711	$1,218,713	$(3,283,804)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

34	Wells Fargo Advantage VT Total Return Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage VT Total Return Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Variable Trust, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage VT Total Return Bond Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

Other information (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	35

TAX INFORMATION

For the fiscal year ended December 31, 2014, 18.14% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo Advantage VT Total Return Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010**	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage VT Total Return Bond Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Leroy Keith, Jr. retired as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

38	Wells Fargo Advantage VT Total Return Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

230419 02-15 AVT9/AR155 12-14

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Variable Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Variable Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended December 31, 2014	Fiscal year ended December 31, 2013
Audit fees	$268,260	$261,710
Audit-related fees	—	—
Tax fees (1)	21,130	20,600
All other fees	—	—

	$289,390	$282,310

(1)	Tax fees consist of fees for tax compliance, tax advice, and tax planning.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of investments for each series of Wells Fargo Variable Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Variable Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Variable Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Variable Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: February 24, 2015

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: February 24, 2015